UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

The Hirtle Callaghan Trust

(Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA	19428

(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 242-9596

Date of fiscal year end: 6/30/05

Date of reporting period: 6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2005

We are pleased to present the June 30, 2005 Annual Report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the “Trust”), a diversified open-end management investment company, was organized by Hirtle Callaghan & Co., Inc. to enhance Hirtle Callaghan’s ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of eight separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”), selected by, and under the general supervision of, the Trust’s Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Portfolios

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Fixed Income II Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The High Yield Bond Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

Fiscal Year 2005 Summary

General Market

As the table below highlights, investors’ mood over the course of fiscal year 2005 might best be described as a bit manic-depressive.

The fiscal year got off to a poor start as increasing tensions in Iraq, rising oil prices, declining earnings (particularly in the technology sector), rising short term interest rates and the impending presidential election were just too much uncertainty for investors to bear. Investors abandoned riskier equities for the safety of bonds and high dividend paying equities. As the table below shows, during the first fiscal quarter, bonds and value stocks were the only positive performers.

This was all reversed in the second fiscal quarter, marked by a “presidential rally,” as equity markets across the globe welcomed the resolution of what had been expected to be a closely contested election. With the uncertainties of the presidential election behind them, investors regained their confidence and boosted equity markets around the globe higher with new found optimism.

Capital Markets for the Fiscal Year ended June 30, 2005

	1FQ05	2FQ05	3FQ05	4FQ05	Fiscal ‘05
S&P 500 Stock Index[1]	-1.9%	9.2%	-2.2%	1.4%	6.3%
Russell 1000 Value Index[2]	1.5%	10.4%	0.1%	1.7%	14.1%
Russell 1000 Growth Index[2]	-5.2%	9.2%	-4.1%	2.5%	1.7%
Russell 2000 Index[2]	-2.9%	14.1%	-5.3%	4.3%	9.4%
MSCI EAFE Index[3]	-0.2%	15.4%	-0.1%	-0.8%	14.1%
Lehman 5 Year GO Bond Index[4]	2.8%	0.8%	-1.1%	2.1%	4.6%
Lehman Brothers Aggregate Bond Index[5]	3.2%	1.0%	-0.5%	3.0%	6.8%
CSFB High Yield Bond Index[6]	4.5%	4.6%	-1.1%	1.9%	10.1%

Past Performance does not guarantee future results.

Rising interest rates during the third fiscal quarter squelched investor enthusiasm and drove virtually all markets negative. The higher risk markets like small cap and high yield were hurt as investors began to realize that the liquidity based rally in these areas over the past few years might be coming to an end.

But, once again just when it appeared the bear was about to pounce, interest rates shifted, earnings started to pick up, and investors were snapped out of their early year doldrums to end fiscal year 2005 on a positive note.

Investors in each of the Hirtle Callaghan Portfolios registered positive returns for the year as shown in the table below.

Fiscal ‘05
The Value Equity Portfolio	11.7%
The International Portfolio	10.2%
The Small Capitalization Equity Portfolio	9.3%
The High Yield Bond Portfolio	8.4%
The Fixed Income Portfolio	7.1%
The Fixed Income II Portfolio	6.3%
The Intermediate Term Municipal Bond Portfolio	5.8%
The Growth Equity Portfolio	4.7%

The Value Equity Portfolio provided the highest returns over the fiscal year as investor enthusiasm for value stocks continued. Value stocks benefited from declining longer term interest rates over the period, as well as by rising oil prices, since many of the major oil stocks are considered value investment opportunities. Oil prices rose 50% for the fiscal year, closing at around $60 per barrel after beginning the year near $40.

The International Portfolio saw a substantial rise during the first half of the fiscal year as currency appreciation aided local equity market returns. Returns for the second half of the fiscal year have been more subdued as dollar depreciation has offset gains in the local equity markets. Nonetheless, over the entire year The International Portfolio has been a strong absolute performer and has provided diversification benefits to a multi-asset class portfolio.

The Small Capitalization Equity Portfolio and The High Yield Bond Portfolio have continued to benefit from a liquidity driven rally created by the Federal Reserve’s extended accommodative policies. In the high yield bond market this has led to historically low credit spreads and in the small cap market to a modest negative equity risk premium versus large cap equities. While performance over the fiscal year for these asset classes has remained strong, extended valuations and the shift towards a less accommodative Federal Reserve Policy may create a more challenging environment for these asset classes going forward.

All of the fixed income portfolios had a strong year with coupon income supplemented by modest price appreciation as intermediate term interest rates declined. Over the fiscal year the 10-year Treasury bond declined from a yield of about 4.6% to a yield of about 3.9%. But as prices rise, yields fall, so future returns on fixed income will be more modest, and investors always need to be aware that any rise in interest rates from these historically low levels could adversely impact total returns.

Probably the most significant change over the past fiscal year has been the Federal Reserve’s shift from an accommodative to a more restrictive monetary policy. The Fed has raised short term interest rates by 25 basis points eight times over the past fiscal year. As a result, short term interest rates have gone from 1.25% to 3.25% over the period. The rise in interest rates has resulted in a considerably flatter yield curve with the difference between short term and long term rates at the end of the quarter only about 65 basis points (3.25% versus 3.90%). All of this has been done with the objective of curbing the threat of inflation and to return short term rates to more normal levels.

[1]	The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks.
[2]	Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000 Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index® that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively lower price-to-book ratios and lower forecasted growth values.
[3]	The Morgan Stanley Capital International Europe, Australia, and Far East Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
[4]	The Lehman Brothers 5-Year General Obligations Index an unmanaged index of government bonds.
[5]	The Lehman Brothers Aggregate Bond Index an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.
[6]	The Credit Suisse / First Boston (“CSFB”) High Yield Index is an unmanaged index designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds. Floating-rate, convertible and preferred stock issues are not included.
[7]	Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. All of the referenced benchmark indices are unmanaged, which means that the indices result do not reflect the impact of expenses associated with investing securities, such as brokerage commission and transactions costs.

Portfolio Update

As we look forward to fiscal year 2006, several changes have been made in the Portfolios to reduce risk, enhance returns, improve diversification and reduce costs. We would like to highlight a few of these actions here.

In The Value Equity Portfolio and The Growth Equity Portfolio we have both an active management and a passive management (index) component. Over time the objective is to maintain a balance of about 60% to the active component and about 40% to the passive component. These amounts may vary, however, depending on the rewards and risks associated with each component.

In The Value Equity Portfolio we currently have about an 85% allocation to the active component because we feel the active portfolio offers better value and less risk than the Russell 1000 Value Index which has a higher allocation to the financial sector and to more medium capitalization companies.

In The Growth Equity Portfolio the active component is managed by Jennison Associates and has delivered exceptional performance relative to its benchmark performance over the past twelve months. Because of the cyclical nature of active manager returns, we recently cut-back modestly on the Jennison allocation in the portfolio and the active component now represents about 50% of The Growth Equity Portfolio.

In The Small Capitalization Equity Portfolio we added two new managers during the second and fourth fiscal quarters, Ironbridge Capital Management and Franklin Portfolio Associates. These managers were added to improve active portfolio returns and risk profile, and to provide increased future investment capacity. The managers were funded through a combination of new cash flows and reallocation of assets from existing managers. The objective is to maintain a balanced allocation to the investment managers that provides the best opportunity to achieve the portfolio return and risk objectives. Background on each of the new managers is provided in The Small Capitalization Equity Portfolio section.

Effective August 22, 2005, the High Yield Bond Portfolio changed its name to The Fixed Income Opportunity Fund. At the same time, the investment strategy for the fund will be broadened to allow up to 20% of the fund to be invested in each of several alternative fixed income types of securities like, convertible bonds, preferred equities, international and emerging markets fixed income investments, and Treasury Inflation Protected Securities (TIPS). At all times, however, The Fixed Income Opportunity Fund will continue to maintain at least a 50% allocation to high yield investments. These changes were made to take advantage of growing opportunities in these other asset classes to improve the returns, reduce the risk, and improve the overall strategy diversification of the portfolio.

Finally, as always we continue to work to ensure that all of the fees and costs associated with the portfolios are as competitive as possible. To that end, recent increases in the assets within The Growth Equity Portfolio created the opportunity to reduce the investment management fee associated with the Jennison portfolio during the fiscal year from 30 basis points to approximately 27 basis points, reducing the overall investment management fee for the portfolio.

Similarly, we have been able to reduce the other investment managers, administrative and custodial fees.

In addition, we have expanded the commission recapture program within the Value Equity, Growth Equity, Small Capitalization Equity and International Equity portfolios and are investigating initiating a security lending program within the portfolios as a means of further reducing costs.

Hopefully these initiatives demonstrate our ongoing commitment to provide a diversified group of high quality, well-managed, and cost competitive investment funds.

The following sections contain a more detailed description of each of the portfolios over the fiscal year.

The Value Equity Portfolio

The Value Equity Portfolio posted strong absolute results with a return of 11.7% after all fees for the fiscal year. On a relative basis the portfolio trailed the Russell 1000 Value Index which was up 14.1% for the fiscal year and bested the average manager in the Lipper manager universe of value equity managers at 8.6%.

The strong absolute results were driven by continued investor enthusiasm for value stocks, especially higher income and financial stocks that benefited from the decline in longer term interest rates over the fiscal year. In addition, energy stocks which represent a large component (14.2%) of the portfolio performed well due to the rise in energy prices over the fiscal quarter.

On a relative basis the portfolio trailed the Russell 1000 Value Index as the Institutional Capital (ICAP) portfolio was more focused within the larger capitalization segment of the index which trailed the broader index. The Russell Top 200 Value Index which represents the large capitalization segment of the Russell 1000 Value Index was up only 10.7% compared to the broader index at 14.1%.

The large capitalization segment of the value index has trailed the broader index for the past few years, which has worked against the investment strategy that ICAP employs. But, they have remained focused on their strategy and there have been no other qualitative concerns, so we remain patient and confident that their strategy will be rewarded as market sentiment towards the larger capitalization stocks changes.

[1]	The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio from 8/25/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Growth Equity Portfolio

The Growth Equity Portfolio at 4.7% continues to lead the Russell 1000 Growth Index at 1.7% and the Lipper manager universe of growth managers at 2.9% for the fiscal year. The strong performance, driven by Jennison, the active manager, has been aided by an overweight to the energy area and strong security selection skills.

On an absolute basis, growth stocks as measured by the Russell 1000 Growth Index have lagged the broader market and value stocks over the fiscal year. Even so, Jennison has been able to make up for some of the absolute shortfall through the successful execution of their investment strategy. Recent performance of Jennison Associates has been so strong that based on their historical results it is not likely to be sustained. As a result, we have recently reduced the portfolio allocation to Jennison modestly (to 50% of the total portfolio) to reduce the active risk of the overall portfolio.

As indicated, the absolute results of The Growth Equity Portfolio have trailed other areas of the equity markets materially over the past few years as investors have shunned growth stocks. Our research and recent research published by many prominent professionals in the investment industry indicates that on a relative basis, growth stocks are about as attractive as they have ever been relative to other segments of the equity market.

[1]	The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Stock Index with higher price-to-book ratios and higher forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio from 8/8/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Small Capitalization Equity Portfolio

The Small Capitalization Equity Portfolio had good absolute results with a return of 9.3% after all fees for the fiscal year. This was in-line with the Russell 2000 Index return of 9.5%, but a bit behind the Lipper universe of other small capitalization managers’ return of 10.5%.

The Small Capitalization Equity Portfolio had a tough start as earnings driven investment processes struggled during the “summer sell-off” last July and August. However, from the bottom in mid-August the portfolio and each of the underlying managers rebounded strongly and continues to perform well.

In the second quarter of fiscal 2005 we completed our review of new small capitalization equity managers for the portfolio and added Ironbridge Capital Management initially, followed by Franklin Portfolio Associates during the fourth fiscal quarter. These managers were added to improve active portfolio returns and risk, as well as to provide increased future investment capacity. The managers were funded through a combination of new cash flows and reallocation from existing managers. The new and existing managers in the portfolio have been allocated assets in a manner (they are not equally weighted) that recognizes the individual styles and risks of the managers and balances them to provide the best opportunity to achieve the portfolio return and risk objectives over time.

IronBridge Capital Management LLC is a Chicago-based investment management firm that was founded in April of 1999. IronBridge uses a “Cash Flow Return on Investment” (“CFROI”) methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 70 stocks, determining position sizes by the stage of the companies’ life cycles.

Franklin Portfolio Associates is a Boston based equity manager with $28 billion in assets under management across a broad range of the capitalization and style spectrum. Franklin’s investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, Franklin emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock’s attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks Franklin believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

[1]	Russell 2000 Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000 Index and the next 2,000 stocks are included in the Russell 2000 Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization Equity Portfolio from 9/5/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares. Certain fees of the Portfolio are currently being waived. If not for these waivers performance would have been lower.

The International Equity Portfolio

The International Equity Portfolio posted strong absolute results with a return of 10.2% but struggled to keep up with the MSCI EAFE Index that returned 14.1% and the Lipper universe of international managers that had an average return of 12.6%.

The managers of the portfolio, Capital Guardian and Artisan Partners, still have good longer term records versus the MSCI EAFE Index but have struggled over the past few years because their investment strategies focus on larger capitalization companies with better than average earnings prospects.

As in the U.S. equity market, small capitalization and value oriented stocks (especially higher than average dividend paying stocks) have been the best performers over the past few years. These are stocks our managers will generally not pursue because they seek the liquidity of the larger capitalization issues and the long term opportunities associated with companies that have higher than average growth. Unfortunately, market sentiment has been elsewhere the past few years.

We met with both of these managers on-site over the past fiscal year to evaluate whether anything in their organization or investment processes had changed which might be contributing to the performance shortfall. In both cases, we noted no major changes and concluded that the performance shortfall has primarily been due to their investment style. Our process is to afford managers at least a full market cycle over which to evaluate performance. Since we have not yet completed a full market cycle for these managers, and since we have no material qualitative concerns, we remain patient and confident that as market sentiment towards larger capitalization and higher earnings growth companies improves the performance of these managers will improve.

[1]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio from 8/17/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Fixed Income Portfolio

The Fixed Income Portfolio managed by Deutsche Asset Management returned 7.1% for the fiscal year, besting the benchmark Lehman Brothers Aggregate Bond Index at 6.8% and surpassing the average fixed income manager in the Lipper universe at 6.0%.

The portfolio was well positioned with a barbell maturity structure of shorter and longer maturity bonds that benefited from the flattening of the yield curve over the period. The portfolio manager continues to maintain a high quality portfolio with a focus on sector and security selection as the primary source of adding value. The duration of the portfolio is maintained close to the benchmark.

Deutsche Asset Management is a wholly owned subsidiary of Deutsche Bank. On July 7, 2005, Deutsche Bank announced that it has agreed to sell a portion of the Deutsche Asset Management Fixed Income business that included the Taxable Fixed Income Group that is responsible for managing this relationship to U.K.-based Aberdeen Asset Management. The sale is part of Deutsche Bank’s ongoing rationalization of their business and operating units.

Aberdeen Asset Management is a $48 billion asset management group located in the U.K. The firm is publicly traded on the London Stock Exchange and has been in business since 1983. The purpose of the purchase was to help the firm develop needed fixed income management expertise and resources. The fixed income investment team at Deutsche Asset Management is pleased with the planned sale and expects no change in operations or advisory personnel. The sale is expected to close sometime in the fourth quarter of 2005, subject to regulatory approval.

1	The Lehman Brothers Aggregate Bond Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Portfolio from 7/1/98 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio that is managed by Schroder Investment Management had a return of 5.8% for the fiscal year surpassing the benchmark, the Lehman Brothers 5 Year GO Bond Index at 4.5% and The Lipper manager universe average return of 5.0%. The favorable performance was the result of superior sector and security selection by the manager.

[1]	The Lehman Brothers 5-Year General Obligations Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Prior to October 27, 2003, the portfolio management team responsible for investment decisions for this Portfolio was associated with Deutsche Asset Management. Please refer to Note 3 to the Trust’s Financial Statements.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers 5 Year GO Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Fixed Income II Portfolio

The Fixed Income II Portfolio managed by BlackRock Asset Management returned 6.3% for the fiscal year lagging the benchmark, the Lehman Brothers Aggregate Bond Index at 6.8% but surpassing the average fixed income fund in the Lipper manager universe at 6.0%.

BlackRock has adopted a shorter, more conservative duration than the benchmark due to their concern about the potential for rising long term interest rates. With intermediate interest rates declining over the fiscal year, the shorter duration caused the relative performance of the portfolio to lag the benchmark. The portfolio continues to maintain a conservative maturity position. The portfolio also continues to emphasize higher quality Treasury and Agency positions.

[1]	The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income II Portfolio from 9/26/00 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The High Yield Bond Portfolio

The High Yield Bond Portfolio that is managed by W. R. Huff had a return of 8.4% for the fiscal year compared to 10.1% for the CSFB High Yield Bond Index and 8.9% for the average manager in the Lipper manager universe.

The Portfolio continues to benefit from declining credit spreads in the high yield bond market. The Portfolio also continues to maintain a higher concentration in cable and media company securities than the benchmark that have not benefited as much as the overall high yield bond market as credit spreads have narrowed. W. R. Huff continues to see significant upside potential in these sectors and securities.

Effective August 22, 2005, the High Yield Bond Portfolio has been renamed the “Fixed Income Opportunity Portfolio.” The name change will permit the Portfolio to invest more than 20% of its assets in securities other than junk bonds. Designed to provide future flexibility and greater diversification within the Portfolio, this change will not result in a change in the existing investment strategy in the near term; additionally, at least 80% of the Portfolio’s assets will be invested in junk bonds through at least October 21, 2005.

1	The Credit Suisse First Boston (“CSFB”) High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The High Yield Bond Portfolio from 9/26/00 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the CSFB High Yield Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The High Yield Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Conclusion

Fiscal year 2005 provided positive absolute returns across the portfolios and good relative results across several of the portfolios. A few portfolios lagged the benchmarks for the year but the managers continue to remain focused on their investment processes and strategies and there are no qualitative concerns. We remain patient and confident in their longer term potential.

We are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we continue to devote substantial resources to this effort.

In addition, we continue to concentrate on cost control. Each portfolio is now operating well within the projected expense ratios, with net assets at the end of the fiscal year of $4.3 billion. We are optimistic about our ability to continue to drive down the expenses of these portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,

Donald E. Callaghan
President

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks — 96.90%
	Institutional Capital Corp. — 81.46%
	Banking — 8.18%
585,250	BankAmerica Corp.	$26,693,252
460,450	MBNA Corp.	12,045,372
281,600	Wells Fargo & Co.	17,340,928

		56,079,552

	Beverages — 4.02%
296,600	Cadbury Schweppes PLC	11,368,678
299,650	Pepsico, Inc.	16,160,125

		27,528,803

	Cable — 2.08%
465,155	Comcast Corp., Class – A (b)	14,280,259

	Chemicals — 1.82%
188,850	BASF AG	12,464,100

	Computer Software & Services — 2.37%
653,100	Microsoft Corp.	16,223,004

	Computer Systems — 1.58%
460,650	Hewlett Packard Co.	10,829,882

	Conglomerates — 2.64%
279,800	Altria Group, Inc.	18,091,868

	Electronic Components & Instruments — 0.68%
203,700	Agilent Technologies, Inc. (b)	4,689,174

	Environmental Services — 1.33%
322,450	Waste Management, Inc.	9,138,233

	Financial Services — 9.57%
583,664	Citigroup, Inc.	26,982,786
134,300	Freddie Mac	8,760,389
146,650	Goldman Sachs Group, Inc.	14,961,233
421,400	J.P. Morgan Chase & Co.	14,883,848

		65,588,256

	Food Processing — 1.33%
426,150	Archer – Daniels-Midland Co.	9,111,087

	Hotels & Lodging — 2.18%
669,000	Cendant Corp.	14,965,530

	Insurance — 2.48%
429,116	The St. Paul Travelers Cos., Inc.	16,962,955

	Manufacturing — 4.21%
216,400	Deere & Co.	14,172,036
501,950	Tyco International, Ltd.	14,656,940

		28,828,976

	Medical Equipment & Supplies — 1.56%
103,600	Baxter International, Inc.	3,843,560
107,950	Beckman Coulter, Inc.	6,862,382

		10,705,942

Shares or Principal Amount		Value
	Metals — 0.85%
155,150	Freeport-McMoRan Copper & Gold, Inc., Class – B	$5,808,816

	Multimedia — 1.22%
518,400	News Corp.	8,387,712

	Oil & Gas — 11.69%
257,918	Conoco, Inc.	14,827,706
267,950	Exxon Mobil Corp.	15,399,086
346,600	Halliburton Co.	16,574,411
261,438	Marathon Oil Corp.	13,952,946
82,250	National-Oilwell, Inc. (b)	3,910,165
199,550	Occidental Petroleum Corp.	15,351,382

		80,015,696

	Pharmaceuticals — 5.22%
304,950	Medimmune, Inc. (b)	8,148,264
277,600	Novartis AG – ADR	13,169,344
352,297	Sanofi-Aventis – ADR	14,440,654

		35,758,262

	Publishing & Printing — 0.86%
170,860	R.R. Donnelley & Sons Co.	5,896,379

	Railroads — 3.31%
196,100	Canadian Pacific Railway Ltd.	6,767,411
136,300	CSX Corp.	5,814,558
326,050	Norfolk Southern Corp.	10,094,508

		22,676,477

	Restaurants — 2.17%
536,900	McDonald’s Corp.	14,898,975

	Retail — 2.87%
182,500	Lowe’s Cos., Inc.	10,625,150
183,600	Saks, Inc. (b)	3,482,892
259,800	Staples, Inc.	5,538,936

		19,646,978

	Telecommunications — 5.77%
780,250	BellSouth Corp.	20,731,242
304,300	Motorola, Inc.	5,556,518
528,950	Sprint Corp.	13,271,356

		39,559,116

	Utilities — 1.47%
133,550	Entergy Corp.	10,089,703

		558,225,735

	State Street Global Advisors — 15.44%
	Advertising/Marketing — 0.00%
1,000	Interpublic Group of Cos., Inc. (b)	12,180
299	Lamar Advertising Co. (b)	12,788

		24,968

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Aerospace/Defense — 0.05%
200	Alliant Techsystems, Inc. (b)	$14,120
6,340	Northrop Grumman Corp.	350,285

		364,405

	Airlines & Services — 0.01%
6,989	Southwest Airlines Co.	97,357

	Auction House — 0.00%
1,551	Adesa, Inc.	33,765

	Auto Parts — 0.06%
1,512	Autoliv, Inc.	66,226
700	BorgWarner, Inc.	37,569
2,595	Dana Corp.	38,951
8,701	Delphi Automotive Systems Corp.	40,460
3,067	Genuine Parts Co.	126,023
1,130	Lear Corp.	41,109
425	Paccar, Inc.	28,900
1,400	The Goodyear Tire & Rubber Co. (b)	20,860
800	TRW Automotive Holdings Corp. (b)	19,608

		419,706

	Automobile Production — 0.09%
31,021	Ford Motor Co.	317,655
8,091	General Motors Corp., Class – H	275,094

		592,749

	Banking — 2.09%
1,600	American Capital Strategies	57,776
6,197	AmSouth Bancorp.	161,122
2,185	Associated Banc-Corp.	73,547
1,851	Astoria Financial Corp.	52,698
70,927	Bank of America Corp.	3,234,979
915	Bank of Hawaii Corp.	46,436
13,661	Bank of New York Co., Inc.	393,164
9,589	BB&T Corp.	383,272
324	BOK Financial, Corp.	14,943
3,000	Capital One Financial Corp.	240,030
400	Capitol Federal Financial	13,792
3,800	CIT Group, Inc.	163,286
684	City National Corp.	49,050
2,455	Colonial BankGroup, Inc.	54,157
2,987	Comerica, Inc.	172,649
300	Commerce Bancorp, Inc.	9,093
1,061	Commerce Bancshares, Inc.	53,485
2,172	Compass Bancshares, Inc.	97,740
866	Cullen/Frost Bankers, Inc.	41,265
7,700	Fifth Third Bancorp	317,317
1,520	FirstMerit Corp.	39,687

Shares or Principal Amount		Value
	Banking (continued)
2,701	Fulton Financial Corp.	$48,623
2,736	Hibernia Corp.	90,780
4,100	Huntington Bancshares, Inc.	98,974
1,431	Independence Community Bank Corp.	52,847
781	International Bancshares Corp.	22,094
4,131	Janus Capital Group, Inc.	62,130
1,000	Jefferies Group, Inc.	37,890
7,200	KeyCorp	238,680
1,336	M & T Bank Corp.	140,494
4,048	Marshall & Ilsley Corp.	179,934
22,300	MBNA Corp.	583,368
6,925	Mellon Financial Corp.	198,678
1,400	Mercantile Bankshares Corp.	72,142
9,947	National City Corp.	339,392
8,342	North Fork Bancorp., Inc.	234,327
1,557	Northern Trust Corp.	70,984
4,977	PNC Bank Corp.	271,047
4,720	Popular, Inc.	118,897
1,800	Sky Financial Group, Inc.	50,724
6,450	Sovereign Bancorp, Inc.	144,093
6,397	SunTrust Banks, Inc.	462,119
714	TCF Financial Corp.	18,478
1,545	TD Banknorth, Inc.	46,041
32,349	U.S. Bancorp	944,591
1,003	UnionBanCal Corp.	67,121
1,924	Valley National Bancorp	44,983
27,806	Wachovia Corp.	1,379,178
1,660	Washington Federal, Inc.	39,043
15,319	Washington Mutual, Inc.	623,330
900	Webster Financial Corp.	42,021
26,799	Wells Fargo Co.	1,650,282
1,050	Whitney Holding Corp.	34,262
1,141	Wilmington Trust Corp.	41,087
1,560	Zions Bancorp	114,707

		14,232,829

	Beverages — 0.17%
5,200	Anheuser-Busch Cos., Inc.	237,900
100	Brown-Forman Corp., Class – B	6,046
13,844	Coca-Cola Co.	577,987
5,300	Coca-Cola Enterprises, Inc.	116,653
2,560	Constellation Brands, Inc., Class – A (b)	75,520
720	Molson Coors Brewing Co., Class – B	44,640
1,800	Pepsi Bottling Group, Inc.	51,498
1,107	PepsiAmericas, Inc.	28,406

		1,138,650

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Biotechnology — 0.01%
600	Charles River Laboratories International, Inc. (b)	$28,950
100	Chiron Corp. (b)	3,489
2,502	Millenium Pharmaceuticals (b)	23,194

		55,633

	Broadcasting — 0.14%
6,453	Clear Channel Communications, Inc.	199,591
18,796	Comcast Corp., Class – A (b)	577,037
600	Hearst – Argyle Television, Inc.	14,700
2,348	Liberty Global, Inc., Class – A (b)	109,558
991	The DIRECTV Group, Inc. (b)	15,361
1,940	Univision Communications, Inc., Class – A (b)	53,447

		969,694

	Business Services — 0.02%
800	Equifax, Inc.	28,568
200	Fair Issac Corp.	7,300
300	Hewitt Associates, Inc. (b)	7,953
1,147	Manpower, Inc.	45,628
2,200	Sabre Holdings Corp.	43,890
2,000	ServiceMaster Co.	26,780
300	The Brink’s Co.	10,800

		170,919

	Casinos/Gaming — 0.01%
1,183	Harrah’s Entertainment, Inc.	85,287

	Chemicals — 0.27%
3,621	Air Products & Chemicals, Inc.	218,346
1,000	Airgas, Inc.	24,670
600	Albemarle Corp.	21,882
995	Cabot Corp.	32,835
800	Celanese Corp., Series – A (b)	12,712
1,100	Crompton Corp.	15,565
700	Cytec Industries, Inc.	27,860
949	Dow Chemical Co.	42,259
14,579	E.I. Du Pont De Nemours & Co.	627,042
1,386	Eastman Chemical Co.	76,438
2,050	Engelhard Corp.	58,528
700	FMC Corp. (b)	39,298
900	Huntsman Corp. (b)	18,243
1,219	Lubrizol Corp.	51,210
1,062	Monsanto Co.	66,768
2,992	PPG Industries, Inc.	187,778
726	Praxair, Inc.	33,832
2,682	Rohm & Haas Co.	124,284
1,075	Sigma-Aldrich Corp.	60,243
2,300	The Mosaic Co. (b)	35,788

Shares or Principal Amount		Value
	Chemicals (continued)
200	Valhi, Inc.	$3,500
916	Valspar Corp.	44,234

		1,823,315

	Clothing/Apparel — 0.09%
6,800	Burlington Industries, Inc.	375,632
200	Columbia Sportswear Co. (b)	9,878
2,100	Jones Apparel Group, Inc.	65,184
1,892	Liz Claiborne, Inc.	75,226
700	Polo Ralph Lauren Corp.	30,177
1,500	VF Corp.	85,830

		641,927

	Computer Software & Services — 0.19%
800	Affiliated Computer Services, Inc. (b)	40,880
3,400	Applera Corp.	66,878
5,800	BEA Systems, Inc. (b)	50,924
2,517	BMC Software, Inc. (b)	45,180
2,600	Cadence Design Systems, Inc. (b)	35,516
1,361	Ceridian Corp. (b)	26,512
400	CheckFree Corp. (b)	13,624
2,300	Computer Associates International, Inc.	63,204
3,357	Computer Sciences Corp. (b)	146,701
3,710	Compuware Corp. (b)	26,675
7,025	Electronic Data Systems Corp.	135,231
3,315	IAC/InterActiveCorp. (b)	79,726
2,494	NCR Corp. (b)	87,589
6,700	Novell, Inc. (b)	41,540
800	SanDisk Corp. (b)	18,984
8,000	Siebel Systems, Inc.	71,200
1,900	Storage Technology Corp. (b)	68,951
300	SunGard Data Systems, Inc. (b)	10,551
1,600	Sybase, Inc. (b)	29,360
600	Symbol Technologies, Inc.	5,922
200	Take-Two Interactive Software, Inc. (b)	5,090
1,000	The Reynolds & Reynolds Co., Class – A	27,030
5,969	Unisys Corp. (b)	37,784
6,200	VERITAS Software Corp. (b)	151,280
1,176	WebMD Corp. (b)	12,078

		1,298,410

	Computer Systems — 0.02%
1,700	Ingram Micro, Inc. (b)	26,622
24,500	Sun Microsystems, Inc. (b)	91,385
921	Tech Data Corp. (b)	33,718

		151,725

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Conglomerates — 0.62%
21,750	Altria Group, Inc.	$1,406,355
1,200	Dover Corp.	43,656
45,312	General Electric Co.	1,570,062
1,300	Hawaiian Electric Industries, Inc.	34,853
14,957	Honeywell International, Inc.	547,875
151	ITT Industries, Inc.	14,742
310	Pentair, Inc.	13,271
6,179	Raytheon Co.	241,722
200	Sprectrum Brands, Inc. (b)	6,600
1,367	SPX Corp.	62,855
649	Teleflex, Inc.	38,531
1,908	Temple – Inland, Inc.	70,882
1,597	Textron, Inc.	121,132
1,200	W.W. Grainger, Inc.	65,748

		4,238,284

	Construction Materials & Supplies — 0.04%
300	Carlisle Cos., Inc.	20,589
634	Lafarge Corp.	39,587
1,900	Louisiana-Pacific Corp.	46,702
137	Martin Marietta Materials, Inc.	9,469
1,505	Masco Corp.	47,799
1,888	RPM International, Inc.	34,475
836	Timken Co.	19,312
570	Vulcan Materials Co.	37,044

		254,977

	Consumer Products & Services — 0.02%
6,400	Mattel, Inc.	117,120
300	The Scotts Co. (b)	21,363

		138,483

	Containers & Packaging — 0.05%
600	Avery Dennison Corp.	31,776
1,642	Ball Corp.	59,046
1,872	Bemis Co., Inc.	49,683
2,688	Owens – Illinois, Inc. (b)	67,335
1,049	Packaging Corp. of America	22,081
2,324	Pactiv Corp. (b)	50,152
1,000	Sealed Air Corp. (b)	49,790
1,754	Sonoco Products Co.	46,481

		376,344

	Education Services — 0.00%
100	Laureate Education, Inc. (b)	4,786

	Electronic Components & Instruments — 0.44%
1,293	Agilent Technologies, Inc. (b)	29,765
1,960	Arrow Electronics, Inc. (b)	53,234
1,438	Avnet, Inc. (b)	32,398
420	AVX Corp.	5,090

Shares or Principal Amount		Value
	Electronic Components & Instruments (continued)
129	Diebold, Inc.	$5,819
1,900	Eaton Corp.	113,810
1,153	Emerson Electric Co.	72,212
251	Energizer Holdings, Inc. (b)	15,605
6,200	Freescale Semiconductor, Inc., Class – B (b)	131,316
3,587	General Dynamics Corp.	392,920
51,115	Hewlett Packard Co.	1,201,713
946	Hubbell, Inc., Class – B	41,719
4,393	International Business Machines Corp.	325,961
200	International Rectifier Corp. (b)	9,544
1,300	Intersil Holding Corp.	24,401
2,742	Johnson Controls, Inc.	154,457
300	Mettler-Toledo International, Inc. (b)	13,974
5,200	Micron Technology, Inc. (b)	53,092
1,259	Molex, Inc.	32,784
1,186	Parker-Hannifin Corp.	73,544
1,000	PerkinElmer, Inc.	18,900
4,600	Sanmina-SCI Corp. (b)	25,162
433	Scientific-Atlanta, Inc.	14,406
8,800	Solectron Corp. (b)	33,352
2,100	Synopsys, Inc. (b)	35,007
1,130	Tektronix, Inc.	26,295
1,000	Teradyne, Inc. (b)	11,970
1,800	Thermo Electron Corp. (b)	48,366
600	Thomas & Betts Corp. (b)	16,944
2,955	Vishay Intertechnology, Inc. (b)	35,076

		3,048,836

	Entertainment — 0.10%
27,225	The Walt Disney Co.	685,526
600	Warner Music Group Corp. (b)	9,720

		695,246

	Financial Services — 2.04%
1,320	A.G. Edwards, Inc.	59,598
2,330	Allied Capital Corp.	67,826
1,510	Ambac Financial Group, Inc.	105,338
1,508	Americredit Corp. (b)	38,454
2,600	Ameritrade Holding Corp. (b)	48,334
2,000	Bear Stearns Cos., Inc.	207,880
300	CapitalSource, Inc. (b)	5,889
91,785	Citigroup, Inc.	4,243,220
2,300	Convergys Corp. (b)	32,706
9,454	Countrywide Credit Industries, Inc.	365,019
900	Deluxe Corp.	36,540
400	Downey Financial Corp.	29,280
6,500	E*TRADE Group, Inc. (b)	90,935
17,100	Fannie Mae	998,640

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Financial Services (continued)
100	Federated Investors, Inc.	$3,001
2,200	First Horizon National Corp.	92,840
12,137	Freddie Mac	791,697
2,500	Friedman, Billings, Ramsey Group, Inc.	35,750
2,622	Golden West Financial Corp.	168,804
6,236	Goldman Sachs Group, Inc.	636,197
5,219	Hartford Financial Services Group, Inc.	390,277
494	IndyMac Mortgage Holdings, Inc.	20,121
2,300	Instinet Group, Inc. (b)	12,052
300	Interactive Data Corp.	6,234
1,985	iStar Financial, Inc.	82,556
62,140	J.P. Morgan Chase & Co.	2,194,784
4,913	Lehman Brothers Holdings, Inc.	487,763
16,595	Merrill Lynch & Co., Inc.	912,891
1,624	MGIC Investment Corp.	105,917
17,386	Morgan Stanley	912,243
1,000	Nationwide Financial Services, Inc.	37,940
400	New Century Financial Corp.	20,580
4,649	New York Community Bancorp	84,240
5,097	Principal Financial Group	213,564
4,300	Providian Financial Corp. (b)	75,809
1,025	Raymond James Financial, Inc.	28,956
8,177	Regions Financial Corp.	277,037
1,200	South Financial Group, Inc.	34,104
300	Westcorp	15,726
100	WFS Financial, Inc. (b)	5,071

		13,975,813

	Food – Retail — 0.09%
6,500	Albertson’s, Inc.	134,420
12,752	Kroger Co. (b)	242,670
7,900	Safeway, Inc.	178,461
2,293	Supervalu, Inc.	74,775

		630,326

	Food Processing — 0.24%
11,545	Archer-Daniels-Midland Co.	246,831
1,981	Campbell Soup Co.	60,955
9,091	ConAgra Foods, Inc.	210,548
2,550	Dean Foods Co. (b)	89,862
3,700	Del Monte Foods Co. (b)	39,849
4,899	General Mills, Inc.	229,224
2,937	H.J. Heinz Co.	104,029
200	Hershey Foods Corp.	12,420
1,209	Hormel Foods Corp.	35,460
900	J.M. Smucker Co.	42,246
1,400	Kellogg Co.	62,216
4,428	Kraft Foods, Inc.	140,855

Shares or Principal Amount		Value
	Food Processing (continued)
848	McCormick & Co., Inc.	$27,713
200	Pilgrim’s Pride Corp.	6,826
8,655	Sara Lee Corp.	171,456
1,574	Smithfield Foods, Inc. (b)	42,923
510	TreeHouse Foods, Inc. (b)	14,540
4,218	Tyson Foods, Inc., Class – A	75,080

		1,613,033

	Funeral Services — 0.01%
5,340	Service Corp. International	42,827

	Furniture & Fixtures — 0.02%
727	Hillenbrand Industry, Inc.	36,750
2,440	Leggett & Platt, Inc.	64,855
672	Mohawk Industries, Inc. (b)	55,440

		157,045

	Health Care — 0.13%
500	Community Health Systems, Inc. (b)	18,895
500	Health Management Associates, Inc., Class – A	13,090
800	Health Net, Inc. (b)	30,528
656	Humana, Inc. (b)	26,069
3,140	McKesson Corp.	140,641
1,526	Medco Health Solutions, Inc. (b)	81,427
1,276	Omnicare, Inc.	54,141
100	Sierra Health Services, Inc. (b)	7,146
7,700	Tenet Healthcare Corp. (b)	94,248
925	Triad Hospitals, Inc. (b)	50,542
400	Universal Health Services, Inc.	24,872
200	Wellchoice, Inc. (b)	13,894
5,168	WellPoint, Inc. (b)	359,900

		915,393

	Homebuilding/Development — 0.07%
400	Beazer Homes USA, Inc.	22,860
1,100	Centex Corp.	77,737
1,272	D. R. Horton, Inc.	47,840
200	KB Home	15,246
948	Lennar Corp.	60,151
269	MDC Holdings, Inc.	22,125
400	Meritage Homes Corp. (b)	31,800
1,884	Pulte Homes, Inc.	158,727
500	Standard Pacific Corp.	43,975

		480,461

	Hotels & Lodging — 0.07%
16,662	Cendant Corp.	372,729
1,497	Starwood Hotels & Resorts Worldwide, Inc.	87,679

		460,408

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Household Products & Appliances — 0.07%
918	Alberto-Culver Co., Class – B	$39,777
2,687	Clorox Co.	149,720
2,500	Colgate-Palmolive Co.	124,775
4,130	Newell Rubbermaid, Inc.	98,459
1,190	Whirlpool Corp.	83,431

		496,162

	Insurance — 0.97%
1,032	Aetna, Inc.	85,470
1,823	AFLAC, Inc.	78,899
116	Alleghany Corp. (b)	34,452
900	Allmerica Financial Corp. (b)	33,381
11,785	Allstate Corp.	704,153
909	American Financial Group, Inc.	30,470
28,525	American International Group, Inc.	1,657,302
200	American National Insurance Co.	22,938
700	AmerUs Group Co.	33,635
5,583	Aon Corp.	139,798
300	Arthur J. Gallagher & Co.	8,139
2,100	Assurant, Inc.	75,810
3,475	Chubb Corp.	297,495
2,363	Cigna Corp.	252,912
3,117	Cincinnati Financial Corp.	123,309
500	CNA Financial Corp. (b)	14,210
2,700	Conseco, Inc. (b)	58,914
600	Erie Indemnity, Inc.	32,550
2,857	Fidelity National Financial, Inc.	101,966
1,400	First American Financial Corp.	56,196
4,000	Genworth Financial, Inc.	120,920
671	HCC Insurance Holdings, Inc.	25,411
2,355	Jefferson-Pilot Corp.	118,739
1,349	Leucadia National Corp.	52,112
3,067	Lincoln National Corp.	143,904
2,596	Loews Corp.	201,190
79	Markel Corp. (b)	26,781
9,400	Marsh & McLennan Cos., Inc.	260,380
2,356	MBIA, Inc.	139,734
400	Mercury General Corp.	21,808
7,331	MetLife, Inc.	329,455
3,348	Old Republic International Corp.	84,671
600	PacifiCare Health Systems, Inc. (b)	42,870
100	Philadelphia Consolidated Holding Corp. (b)	8,476
1,666	PMI Group, Inc.	64,941
300	Progressive Corp.	29,643
1,231	Protective Life Corp.	51,973
1,480	Radian Group, Inc.	69,886
500	Reinsurance Group of America, Inc.	23,255

Shares or Principal Amount		Value
	Insurance (continued)
2,200	SAFECO Corp.	$119,548
11,811	St. Paul Cos., Inc.	466,889
500	StanCorp Financial Group, Inc.	38,290
500	The Commerce Group, Inc.	31,055
1,770	Torchmark Corp.	92,394
427	Transatlantic Holdings, Inc.	23,835
469	Unitrin, Inc.	23,028
5,195	UnumProvident Corp.	95,172
1,737	W.R. Berkley	61,976
47	Wesco Financial Corp.	16,920

		6,627,255

	Machinery, Tools & Engineering — 0.08%
600	Black & Decker Corp.	53,910
400	Cummins, Inc.	29,844
3,934	Deere & Co.	257,638
200	IDEX Corp.	7,722
334	Illinois Tool Works, Inc.	26,613
200	Jacobs Engineering Group, Inc. (b)	11,252
1,100	Novellus Systems (b)	27,181
2,060	Pall Corp.	62,542
1,021	Snap-On, Inc.	35,020
500	Stanley Works	22,770
900	Terex Corp. (b)	35,460

		569,952

	Manufacturing — 0.01%
600	AptarGroup, Inc.	30,480
100	Harsco Corp.	5,455
100	Roper Industries, Inc.	7,137
600	USG Corp. (b)	25,500

		68,572

	Media — 0.39%
31,247	Liberty Media Corp., Class – A (b)	318,407
24,428	News Corp., Class – A	395,245
76,602	Time Warner, Inc. (b)	1,280,019
20,495	Viacom, Inc., Class – B (b)	656,250
1,100	Westwood One, Inc.	22,473

		2,672,394

	Medical Equipment & Supplies — 0.06%
77	Bausch & Lomb, Inc.	6,391
3,300	Biogen Idec, Inc. (b)	113,685
2,600	Cardinal Health, Inc.	149,708
1,000	Fisher Scientific International, Inc. (b)	64,900
500	Invitrogen Corp. (b)	41,645
200	The Cooper Companies, Inc.	12,172

		388,501

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Metals — 0.15%
15,338	Alcoa, Inc.	$400,781
7,200	Newmont Mining Corp.	281,016
2,800	Nucor Corp.	127,736
800	Phelps Dodge Corp.	74,000
735	Precision Castparts Corp.	57,257
860	Rowan Companies, Inc.	25,551
2,052	United States Steel Corp.	70,527

		1,036,868

	Office Equipment — 0.05%
1,870	Pitney Bowes, Inc.	81,439
810	Steelcase, Inc.	11,219
16,800	Xerox Corp. (b)	231,671

		324,329

	Oil & Gas — 2.09%
1,300	AGL Resources, Inc.	50,245
1,440	Amerada Hess Corp.	153,374
4,200	Anadarko Petroleum Corp.	345,030
5,790	Apache Corp.	374,034
1,152	Ashland, Inc.	82,794
1,400	Atmos Energy Corp.	40,320
3,400	Chesapeake Energy Corp.	77,520
36,993	ChevronTexaco Corp.	2,068,649
24,486	ConocoPhillips	1,407,700
500	CONSOL Energy, Inc.	26,790
200	Cooper Cameron Corp. (b)	12,410
8,316	Devon Energy Corp.	421,455
1,300	Energen Corp.	45,565
787	ENSCO International, Inc.	28,135
74	Equitable Resources, Inc.	5,032
112,275	Exxon Mobil Corp.	6,452,443
900	Forest Oil Corp. (b)	37,800
300	Helmerich & Payne, Inc.	14,076
2,033	Kerr-McGee Corp.	155,138
3,523	Lyondell Chemical Co.	93,078
6,140	Marathon Oil Corp.	327,692
1,994	MDU Resources Group, Inc.	56,171
1,287	National-Oilwell, Inc. (b)	61,184
578	Newfield Exploration Co. (b)	23,056
1,330	Noble Energy Inc.	100,615
6,991	Occidental Petroleum Corp.	537,818
1,800	ONEOK, Inc.	58,770
2,400	Pioneer Natural Resources Co.	100,992
1,056	Pogo Producing Co.	54,828
1,400	Premcor, Inc.	103,852
1,270	Pride International, Inc. (b)	32,639
1,600	Southern Union Co. (b)	39,280
283	Sunoco, Inc.	32,171
500	Tesoro Corp.	23,260

Shares or Principal Amount		Value
	Oil & Gas (continued)
1,800	UGI Corp.	$50,220
4,818	Unocal Corp.	313,411
4,536	Valero Energy Corp.	358,843
1,403	Vectren Corp.	40,308
900	Vintage Petroleum, Inc.	27,423
100	Western Gas Resources, Inc.	3,490

		14,237,611

	Paper Products — 0.16%
4,560	Georgia-Pacific Corp.	145,008
8,584	International Paper Co.	259,323
4,613	Kimberly-Clark Corp.	288,728
2,693	MeadWestvaco Corp.	75,512
875	Rayonier, Inc.	46,401
4,200	Smurfit-Stone Container Corp. (b)	42,714
4,262	Weyerhaeuser Co.	271,276

		1,128,962

	Pharmaceuticals — 0.90%
3,400	Abbott Laboratories	166,634
1,807	AmerisourceBergen Corp.	124,954
20,443	Bristol-Myers Squibb Co.	510,666
800	Caremark Rx, Inc. (b)	35,616
1,200	Eli Lilly & Co.	66,852
1,400	Hospira, Inc. (b)	54,600
4,200	King Pharmaceuticals, Inc. (b)	43,764
29,909	Merck & Co., Inc.	921,197
3,400	Mylan Laboratories, Inc.	65,416
131,200	Pfizer, Inc.	3,618,495
1,978	Watson Pharmaceuticals, Inc. (b)	58,470
11,800	Wyeth	525,100

		6,191,764

	Photography/Imaging Technology — 0.02%
5,030	Eastman Kodak Co.	135,056

	Publishing & Printing — 0.12%
1,700	Belo (A.H.) Corp.	40,749
4,387	Gannett Co., Inc.	312,047
1,264	Knight-Ridder, Inc.	77,534
708	Lee Enterprises, Inc.	28,384
364	McClatchy Co., Class – A	23,820
2,538	New York Times Co., Class – A	79,059
3,822	R.R. Donnelley & Sons Co.	131,897
4,244	Tribune Co.	149,304

		842,794

	Railroads — 0.14%
6,630	Burlington Northern Santa Fe Corp.	312,141
3,755	CSX Corp.	160,188
6,080	Norfolk Southern Corp.	188,237
4,649	Union Pacific Corp.	301,255

		961,821

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Real Estate — 0.05%
1,501	AMB Property Corp.	$65,188
1,763	Kimco Realty Corp.	103,858
3,203	Plum Creek Timber Co., Inc.	116,270
200	Ryland Group, Inc.	15,174
1,460	Trizec Properties	30,032

		330,522

	Real Estate Investment Trusts — 0.43%
2,200	American Financial Realty Trust	33,836
2,152	Annaly Mortgage Management, Inc.	38,585
1,604	Apartment Investment & Management Co.	65,636
3,500	Archstone-Smith Trust	135,170
1,111	Arden Realty, Inc.	39,974
1,300	AvalonBay Communities, Inc.	105,040
1,966	Boston Properties, Inc.	137,620
858	BRE Properties, Class – A	35,907
800	Camden Property Trust	43,000
1,000	CarrAmerica Realty Corp.	36,180
1,100	Catellus Development Corp.	36,080
800	CBL & Associates Properties, Inc.	34,456
800	Centerpoint Properties Corp.	33,840
1,306	Crescent Real Estate Equities Co.	24,488
1,916	Developers Diversified Realty Corp.	88,059
2,500	Duke Realty Corp.	79,150
7,130	Equity Office Properties Trust	236,002
5,071	Equity Residential Properties Trust	186,713
400	Essex Property Trust, Inc.	33,224
600	Federal Realty Investment Trust	35,400
1,599	General Growth Properties, Inc.	65,703
2,296	Health Care Property Investors, Inc.	62,084
900	Health Care REIT, Inc.	33,921
800	Healthcare Realty Trust, Inc.	30,888
1,150	Hospitality Properties Trust	50,681
6,149	Host Marriott Corp.	107,608
3,400	HRPT Properties Trust	42,262
1,513	Liberty Property Trust	67,041
700	Macerich Co.	46,935
1,067	Mack-Cali Realty Corp.	48,335
1,803	New Plan Excel Realty Trust	48,988
700	Pan Pacific Retail Properties, Inc.	46,466
3,286	ProLogis Trust	132,229
300	Public Storage, Inc.	18,975
1,400	Realty Income Corp.	35,056
1,400	Reckson Associates Realty Corp.	46,970

Shares or Principal Amount		Value
	Real Estate Investment Trusts (continued)
1,100	Regency Centers Corp.	$62,920
800	Shurgard Storage Centers, Class – A	36,768
1,917	Simon Property Group, Inc.	138,963
700	SL Green Realty Corp.	45,150
1,700	Thornburg Mortgage, Inc.	49,521
1,374	United Dominion Realty Trust, Inc.	33,045
2,000	Vornado Realty Trust	160,800
1,350	Weingarten Realty Investors	52,947

		2,922,616

	Recreation — 0.02%
463	Brunswick Corp.	20,057
2,759	Hasbro, Inc.	57,360
500	International Speedway Corp.	28,130

		105,547

	Restaurants — 0.10%
400	CBRL Group, Inc.	15,544
22,226	McDonald’s Corp.	616,772
60	Outback Steakhouse, Inc.	2,714
982	Wendy’s International, Inc.	46,792

		681,822

	Retail — 0.26%
1,100	American Greetings Corp., Class – A	29,150
700	AnnTaylor Stores Corp. (b)	16,996
3,010	AutoNation, Inc. (b)	61,765
900	Barnes & Noble, Inc. (b)	34,920
1,300	BJ’s Wholesale Club, Inc. (b)	42,237
1,261	Borders Group, Inc.	31,916
1,927	Circuit City Stores, Inc.	33,318
200	Claire’s Stores, Inc.	4,810
5,153	Costco Wholesale Cos. (b)	230,958
1,100	Dillards, Inc., Class – A	25,762
600	Dollar Tree Stores, Inc. (b)	14,400
700	Family Dollar Stores, Inc.	18,270
2,906	Federated Department Stores, Inc.	212,952
1,474	Foot Locker, Inc.	40,122
2,799	J.C. Penney Co.	147,171
5,213	May Department Stores, Inc.	209,354
568	Nieman Marcus Group, Inc., Class – A	55,051
5,562	Office Depot, Inc. (b)	127,036
1,604	Officemax, Inc.	47,751
762	Reebok International Ltd.	31,874
400	Rent-A-Center, Inc. (b)	9,316
9,100	Rite Aid Corp. (b)	38,038
2,071	Saks, Inc. (b)	39,287
957	Sears Holding Corp. (b)	143,426

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Retail (continued)
1,500	Tiffany & Co.	$49,140
3,800	Toys “R” Us, Inc. (b)	100,624

		1,795,644

	Semiconductors — 0.01%
3,449	Advanced Micro Devices, Inc. (b)	59,806
4,572	LSI Logic Corp. (b)	38,816

		98,622

	Telecommunications — 1.02%
2,028	ADC Telecommunications, Inc. (b)	44,150
5,298	Alltel Corp.	329,959
400	American Tower Corp. (b)	8,408
2,100	Andrew Corp. (b)	26,796
14,063	AT&T Corp.	267,760
2,400	Avaya, Inc. (b)	19,968
32,162	BellSouth Corp.	854,544
2,276	CenturyTel, Inc.	78,818
5,960	Citizens Communications Co.	80,102
400	Comverse Technology, Inc. (b)	9,460
1,700	Crown Castle International Corp. (b)	34,544
402	Harris Corp.	12,546
12,100	JDS Uniphase Corp. (b)	18,392
2,600	Juniper Networks, Inc. (b)	65,468
900	L-3 Communications Holdings, Inc.	68,922
77,825	Lucent Technologies, Inc. (b)	226,471
4,900	MCI, Inc.	125,979
12,900	McLeodUSA, Inc. (b)	0
8,600	Motorola, Inc.	157,036
12,500	Nextel Communications, Inc., Class – A (b)	403,875
1,264	NTL, Inc. (b)	86,483
500	PanAmSat Holding Corp.	10,255
26,500	Qwest Communications International, Inc. (b)	98,315
58,376	SBC Communications, Inc.	1,386,430
24,459	Sprint Corp.	613,676
513	Telephone & Data Systems, Inc.	19,668
1,213	Telephone & Data Systems, Inc.	49,503
4,300	Telewest Global, Inc. (b)	97,954
7,889	Tellabs, Inc. (b)	68,634
157	U.S. Cellular Corp. (b)	7,841
48,895	Verizon Communications, Inc.	1,689,322

		6,961,279

	Tobacco — 0.03%
1,200	Carolina Group	39,984
1,551	Reynolds American, Inc.	122,219

Shares or Principal Amount		Value
	Tobacco (continued)
1,345	UST, Inc.	$61,413

		223,616

	Transportation — 0.03%
800	Alexander & Baldwin, Inc.	37,080
1,800	Laidlaw International, Inc.	43,380
500	Overseas Shipholding Group, Inc.	29,825
687	Ryder Systems, Inc.	25,144
400	Swift Transportation Co., Inc. (b)	9,316
766	Tidewater, Inc.	29,200
1,000	Yellow Roadway Corp. (b)	50,800

		224,745

	Utilities — 1.07%
2,900	Allegheny Energy, Inc. (b)	73,138
2,071	Alliant Energy Corp.	58,299
3,390	Ameren Corp.	187,467
6,710	American Electric Power, Inc.	247,398
1,462	Aqua America, Inc.	43,480
700	Arch Coal, Inc.	38,129
5,447	Centerpoint Energy, Inc.	71,955
3,527	Cinergy Corp.	158,080
3,800	CMS Energy Corp. (b)	57,228
4,288	Consolidated Edison, Inc.	200,850
3,133	Constellation Energy Group, Inc.	180,743
3,067	Detroit Edison Co.	143,444
6,038	Dominion Resources, Inc.	443,129
2,142	DPL, Inc.	58,798
16,294	Duke Power Co., Inc.	484,420
5,412	Dynegy, Inc. (b)	26,302
5,726	Edison International	232,189
11,315	El Paso Energy Corp.	130,349
2,633	Energy East Corp.	76,304
3,694	Entergy Corp.	279,082
11,750	Exelon Corp.	603,127
5,750	FirstEnergy Corp.	276,633
6,908	Florida Power & Light, Inc.	290,550
1,200	Great Plains Energy, Inc.	38,268
2,790	KeySpan Corp.	113,553
51	Kinder Morgan, Inc.	4,243
1,500	National Fuel Gas Co.	43,365
4,812	NiSource, Inc.	119,001
2,298	Northeast Utilities	47,936
1,500	NRG Energy, Inc. (b)	56,400
1,938	NSTAR	59,749
1,607	OGE Energy Corp.	46,507
3,283	Pepco Holdings, Inc.	78,595
6,700	PG&E Corp.	251,518
1,300	Piedmont Natural Gas Co., Inc.	31,226
1,698	Pinnacle West Capital Corp.	75,476
1,100	PNM Resources, Inc.	31,691
3,308	PPL Corp.	196,429

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	State Street Global Advisors (continued)
	Utilities (continued)
4,370	Progress Energy, Inc.	$197,699
2,700	Progress Energy, Inc. (b)	0
4,149	Public Service Enterprise Group, Inc.	252,342
1,883	Puget Energy, Inc.	44,025
1,168	Questar Corp.	76,971
5,064	Reliant Resources, Inc. (b)	62,692
2,098	SCANA Corp.	89,606
4,217	Sempra Energy	174,204
13,102	Southern Co.	454,245
3,600	Teco Energy, Inc.	68,076
1,500	Westar Energy, Inc.	36,045
4,111	Williams Cos., Inc.	78,109
2,010	Wisconsin Energy Corp.	78,390
700	WPS Resources Corp.	39,375
7,070	Xcel Energy, Inc.	138,006

		7,344,836

	Waste Disposal — 0.05%
2,940	Allied Waste Industries, Inc. (b)	23,314
2,557	Republic Services, Inc.	92,078
7,261	Waste Management, Inc.	204,276

		319,668

		105,824,559

	Total Common Stocks (cost $568,693,720)	664,050,294

	Commercial Paper — 2.55%
	Institutional Capital Corp. — 2.55%
$17,500,000	United Parcel Service, 3.09%, 7/1/05	17,500,000

	Total Commercial Paper (cost $17,500,000)	17,500,000

Shares or Principal Amount		Value
	Short-Term Investments — 0.47%
	State Street Global Advisors — 0.47%
	Money Market Mutual Fund — 0.47%
$3,234,095	Alliance Money Market Fund Prime Portfolio, 3.17%	$3,234,095

	Total Short-Term Investments (cost $3,234,095)	3,234,095

	Time Deposit — 0.08%
	Institutional Capital Corp. — 0.08%
	Domestic — 0.08%
569,585	Eurodollar Time Deposit, 1.00%, 7/1/05	569,585

	Total Time Deposit (cost $569,585)	569,585

	Treasury Bills — 0.06%
	State Street Global Advisors — 0.06%
	Domestic — 0.06%
405,000	U.S. Treasury Bill*, 2.94%, 9/8/05 (a)	402,672

	Total Treasury Bills (cost $402,718)	402,672

	Total Investments (cost $590,400,118) — 100.06%	685,756,646

	Liabilities in excess of other assets — (0.06)%	(419,854)

	Net Assets — 100.00%	$685,336,792

Percentages	indicated are based on net assets of $685,336,792.

(a)	Collateral on futures

(b)	Represents non-income producing securities.

*	Rate disclosed represents yield effective at purchase.

ADR — American Depositary Receipt

Futures

SSGA Funds Management, Inc.

Number of Contracts	Future Contracts Long	Market Value	Expiration Date	Unrealized Gain/ (Loss)
29	S&P 500 E-mini Future	$1,733,475	September 2005	$(24,897)
3	S&P 400 Midcap E-mini Future	$206,460	September 2005	$1,331
2	Russell 1000 Future	$648,650	September 2005	$(5,114)
2	Russell 1000 Value Future	$666,000	September 2005	$3,686

	Total Unrealized Loss			$(24,994)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks — 97.34%
	Jennison Associates LLC — 49.00%
	Apparel — 1.26%
188,400	Coach, Inc. (b)	$6,324,588
65,400	NIKE, Inc., Class – B	5,663,640

		11,988,228

	Biotechnology — 3.22%
139,900	Amgen, Inc. (b)	8,458,354
198,800	Genentech, Inc. (b)	15,959,664
143,600	Gilead Sciences, Inc. (b)	6,316,964

		30,734,982

	Capital Markets — 2.21%
621,800	Charles Schwab Corp.	7,013,904
49,700	Goldman Sachs Group, Inc.	5,070,394
27,200	Lehman Brothers Holdings, Inc.	2,700,416
114,100	Merrill Lynch & Co.	6,276,641

		21,061,355

	Communications Equipment — 2.26%
381,800	Cisco Systems, Inc. (b)	7,296,198
253,400	QUALCOMM, Inc.	8,364,734
79,600	Research In Motion, Ltd. (b)	5,870,500

		21,531,432

	Computer Systems/Peripherals — 1.78%
196,500	Apple Computer, Inc. (b)	7,233,165
246,500	Dell, Inc. (b)	9,739,215

		16,972,380

	Consumer Finance — 1.49%
266,000	American Express Co.	14,159,180

	Diversified Financial Services — 0.71%
191,400	J.P. Morgan Chase & Co.	6,760,248

	Electronic Equipment & Instruments — 0.51%
212,900	Agilent Technologies (b)	4,900,958

	Energy Equipment & Services — 1.50%
187,900	Schlumberger, Ltd.	14,269,126

	Food & Beverages — 1.41%
175,700	Cadbury Schweppes PLC – ADR	6,734,581
123,600	PepsiCo, Inc.	6,665,748

		13,400,329

	Food & Staples Retailing — 1.08%
87,000	Whole Foods Market, Inc.	10,292,100

	Health Care Equipment & Supplies — 1.51%
69,300	Alcon, Inc.	7,577,955
155,500	St. Jude Medical, Inc. (b)	6,781,355

		14,359,310

	Health Care Providers & Services — 2.76%
186,600	Caremark Rx, Inc. (b)	8,307,432

Shares or Principal Amount		Value
	Health Care Providers & Services (continued)
175,200	Unitedhealth Group, Inc.	$9,134,928
128,000	Wellpoint, Inc. (b)	8,913,920

		26,356,280

	Hotels, Restaurants & Leisure — 0.70%
128,800	Starbucks Corp. (b)	6,653,808

	Household Products — 0.70%
126,900	Procter & Gamble Co.	6,693,975

	Industrial Conglomerates — 1.68%
462,300	General Electric Co.	16,018,695

	Insurance — 0.68%
60,400	CIGNA Corp.	6,464,612

	Internet & Catalog Retail — 0.84%
242,700	eBay, Inc. (b)	8,011,527

	Internet Software & Services — 3.43%
62,900	Google, Inc., Class – A (b)	18,502,035
410,600	Yahoo!, Inc. (b)	14,227,290

		32,729,325

	Multiline Retail — 2.01%
97,400	Federated Department Stores, Inc.	7,137,472
221,600	Target Corp.	12,057,256

		19,194,728

	Oil & Gas — 0.42%
84,800	Suncor Energy, Inc.	4,012,736

	Personal Products — 0.90%
103,600	Estee Lauder Cos., Inc., Class – A	4,053,868
89,200	The Gillette Co.	4,516,196

		8,570,064

	Pharmaceuticals — 4.28%
141,100	Eli Lilly & Co.	7,860,681
188,700	Novartis AG – ADR	8,951,928
280,800	Pfizer, Inc.	7,744,464
183,600	Roche Holdings AG – ADR	11,622,798
115,100	Sanofi-Synthelabo SA – ADR	4,717,949

		40,897,820

	Retail – Specialty — 2.57%
289,000	Chico’s FAS, Inc. (b)	9,906,920
90,900	Lowe’s Cos., Inc.	5,292,198
164,400	PETsMART, Inc.	4,989,540
108,000	Williams-Sonoma, Inc. (b)	4,273,560

		24,462,218

	Semiconductors & Semiconductor Equipment — 4.22%
371,400	Applied Materials, Inc.	6,009,252
466,300	Intel Corp.	12,151,778

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Jennison Associates LLC (continued)
	Semiconductors & Semiconductor Equipment (continued)
223,900	MARVELL Technology Group, Ltd. (b)	$8,517,156
179,800	Maxim Integrated Products, Inc.	6,870,158
239,700	Texas Instruments, Inc.	6,728,379

		40,276,723

	Software — 4.05%
308,900	Adobe Systems, Inc.	8,840,718
168,200	Electronic Arts, Inc. (b)	9,521,802
110,900	Mercury Interactive Corp. (b)	4,254,124
257,400	Microsoft Corp.	6,393,816
99,900	NAVTEQ (b)	3,714,282
135,100	SAP AG – ADR	5,849,830

		38,574,572

	Telecommunications — 0.82%
241,000	Nextel Communications, Inc. Class – A (b)	7,786,710

		467,133,421

	SSgA Funds Management, Inc. — 48.34%
	Advertising — 0.20%
29,006	Interpublic Group of Cos., Inc. (b)	353,293
5,616	Lamar Advertising Co. (b)	240,196
7,011	Monster Worldwide, Inc. (b)	201,075
14,119	Omnicom Group, Inc.	1,127,544

		1,922,108

	Aerospace/Defense — 0.81%
1,742	Alliant Techsystems, Inc. (b)	122,985
63,299	Boeing Co.	4,177,734
3,900	FLIR Systems, Inc. (b)	116,376
9,500	Goodrich Corp.	389,120
28,400	Lockheed Martin Corp.	1,842,308
1,400	Precision Castparts Corp.	109,060
13,800	Rockwell Collins, Inc.	657,984
1,800	Textron, Inc.	136,530
5,500	Titan Corp. (b)	125,070

		7,677,167

	Airlines — 0.01%
10,400	AMR Corp. (b)	125,944

	Apparel — 0.64%
6,740	Abercrombie & Fitch Co.	463,038
9,400	American Eagle Outfitters, Inc.	288,110
29,116	Coach, Inc. (b)	977,424
216	Columbia Sportswear, Inc. (b)	10,668
47,800	Gap, Inc.	944,050
26,941	Limited Brands	577,076
14,522	Nike, Inc., Class – B	1,257,605

Shares or Principal Amount		Value
	Apparel (continued)
600	Polo Ralph Lauren Corp.	$25,866
7,600	Quiksilver, Inc. (b)	121,448
400	Reebok International, Ltd.	16,732
11,690	Ross Stores, Inc.	337,958
5,100	Timberland Co., Class – A (b)	197,472
37,150	TJX Cos., Inc.	904,603

		6,122,050

	Auto/Related Products — 0.08%
900	BorgWarner, Inc.	48,303
4,900	Copart, Inc. (b)	116,620
4,800	Goodyear Tire & Rubber Co. (b)	71,520
2,300	Johnson Controls, Inc.	129,559
4,000	Navistar International Corp. (b)	128,000
2,900	Oshkosh Truck Corp.	227,012

		721,014

	Banking — 0.52%
6,295	Capital One Financial Corp.	503,663
11,322	Commerce Bancorp, Inc.	343,170
300	Cullen Frost Bankers, Inc.	14,295
3,400	East West Bancorp, Inc.	114,206
2,107	Fifth Third Bancorp	86,829
8,200	Golden West Financial Corp.	527,916
39,268	Hudson City Bancorp, Inc.	448,048
2,000	Mellon Financial Corp.	57,380
8,700	Northern Trust Corp.	396,633
3,800	Peoples Bank	114,912
3,186	Providian Financial Corp. (b)	56,169
32,211	SLM Corp.	1,636,320
24,120	Synovus Financial Corp.	691,520

		4,991,061

	Biotechnology — 1.10%
4,320	Affymetrix, Inc. (b)	232,978
94,935	Amgen, Inc. (b)	5,739,770
13,070	Celgene Corp. (b)	532,864
3,885	Cephalon, Inc. (b)	154,662
8,100	Chiron Corp. (b)	282,609
3,400	Gen-Probe, Inc. (b)	123,182
19,480	Genzyme Corp. (b)	1,170,553
34,812	Gilead Sciences, Inc. (b)	1,531,380
4,600	ImClone Systems, Inc. (b)	142,462
1,647	Invitrogen Corp. (b)	137,179
3,111	Pharmaceutical Product Development, Inc. (b)	145,781
6,800	Protein Design Labs, Inc. (b)	137,428
2,500	Techne Corp. (b)	114,775

		10,445,623

	Business Services — 0.63%
6,675	Alliance Data Systems Corp. (b)	270,738

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Business Services (continued)
4,649	Aramark Corp.	$122,734
4,930	CDW Corp.	281,454
3,613	Certegy, Inc.	138,089
7,139	ChoicePoint, Inc. (b)	285,917
11,871	Cintas Corp.	458,221
5,416	Dun & Bradstreet Corp. (b)	333,896
14,340	Ecolab, Inc.	464,042
7,704	Equifax, Inc.	275,110
3,316	Fair, Issac and Co., Inc.	121,034
3,900	Getty Images, Inc. (b)	289,614
3,100	Global Payments, Inc.	210,180
2,800	Hewitt Associates, Inc., Class – A (b)	74,228
1,100	Interactive Data Corp.	22,858
7,351	Iron Mountain, Inc. (b)	228,028
1,500	Manpower, Inc.	59,670
25,699	Paychex, Inc.	836,244
9,500	Pitney Bowes, Inc.	413,725
13,549	Robert Half International, Inc.	338,319
4,400	Salesforce.com, Inc. (b)	90,112
3,900	Scientific Games Corp., Class – A (b)	105,027
3,300	The Corporate Executive Board Co.	258,489
403	The Reynolds & Reynolds Co.	10,893
12,000	The ServiceMaster Co.	160,680
1,800	W.W. Grainger, Inc.	98,622
1,200	West Corp. (b)	46,080

		5,994,004

	Casinos/Gaming — 0.26%
8,900	Harrah’s Entertainment, Inc.	641,423
26,660	International Game Technology, Inc.	750,479
9,480	MGM Mirage, Inc. (b)	375,218
4,400	Penn National Gaming, Inc. (b)	160,600
4,400	Station Casinos, Inc.	292,160
4,500	Wynn Resorts, Ltd. (b)	212,715

		2,432,595

	Chemicals — 0.66%
1,500	Air Products & Chemicals, Inc.	90,450
300	Cabot Corp.	9,900
3,600	Crompton Corp.	50,940
12,900	E.I. du Pont de Nemours & Co.	554,829
7,500	International Flavors & Fragrance, Inc.	271,650
16,200	Monsanto Co.	1,018,494
5,400	Nalco Holding Co. (b)	106,002
21,800	Praxair, Inc.	1,015,880

Shares or Principal Amount		Value
	Chemicals (continued)
800	Rohm & Haas Co.	$37,072
400	Sigma-Aldrich Corp.	22,416
69,500	The Dow Chemical Co.	3,094,835

		6,272,468

	Communications Equipment — 0.28%
16,300	American Tower Corp., Class – A (b)	342,626
2,700	Andrew Corp. (b)	34,452
27,200	Avaya, Inc. (b)	226,304
14,105	Comverse Technology, Inc. (b)	333,583
11,400	Crown Castle International Corp. (b)	231,648
8,900	Harris Corp.	277,769
30,642	Juniper Networks, Inc. (b)	771,566
5,400	L-3 Communications Holdings, Inc.	413,532

		2,631,480

	Computer Hardware — 3.42%
63,300	Apple Computer, Inc. (b)	2,330,073
494,060	Cisco Systems, Inc. (b)	9,441,487
188,531	Dell, Inc. (b)	7,448,860
184,273	EMC Corp. (b)	2,526,383
104,437	International Business Machines Corp.	7,749,225
9,574	Lexmark International, Inc. (b)	620,682
3,550	National Instruments Corp.	75,260
9,300	NAVTEQ (b)	345,774
29,337	Network Appliance, Inc. (b)	829,357
10,900	SanDisk Corp. (b)	258,657
30,336	Solectron Corp. (b)	114,973
156,500	Sun Microsystems, Inc. (b)	583,745
13,288	Symbol Technologies, Inc.	131,153
1,200	Tech Data Corp. (b)	43,932
17,100	Western Digital Corp. (b)	229,482

		32,729,043

	Computer Services — 1.78%
6,095	Affiliated Computer Services, Inc., Class – A (b)	311,455
6,900	Akamai Technologies, Inc. (b)	90,597
23,600	Amazon.com, Inc. (b)	780,688
3,700	Ask Jeeves, Inc. (b)	111,703
44,850	Automatic Data Processing, Inc.	1,882,355
1,900	Caci International, Inc., Class – A (b)	120,004
4,600	Ceridian Corp. (b)	89,608
1,900	Cerner Corp. (b)	129,143
10,600	Cognizant Tech Solutions Corp. (b)	499,578
5,851	DST Systems, Inc. (b)	273,827

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Computer Services (continued)
7,700	Electronic Data Systems Corp.	$148,225
59,732	First Data Corp.	2,397,642
14,860	Fiserv, Inc. (b)	638,237
12,000	Google, Inc., Class – A (b)	3,529,799
9,200	GTECH Holdings Corp.	269,008
15,514	IMS Health, Inc.	384,282
3,000	NCR Corp. (b)	105,360
1,900	SRA International, Inc., Class – A (b)	65,968
21,045	SunGard Data Systems, Inc. (b)	740,153
2,603	Total System Services, Inc.	62,732
20,563	Verisign, Inc. (b)	591,392
21,897	WebMD Corp. (b)	224,882
92,978	Yahoo!, Inc. (b)	3,221,688
6,475	Zebra Technologies Corp., Class – A (b)	283,540

		16,951,866

	Computer Software — 3.04%
14,300	Activision, Inc. (b)	236,236
37,772	Adobe Systems, Inc.	1,081,035
17,700	Autodesk, Inc.	608,349
1,593	BEA Systems, Inc. (b)	13,987
9,711	BMC Software, Inc. (b)	174,312
8,215	Cadence Design Systems, Inc. (b)	112,217
13,429	Citrix Systems, Inc. (b)	290,872
26,100	Computer Associates International, Inc.	717,228
11,200	Compuware Corp. (b)	80,528
23,756	Electronic Arts, Inc. (b)	1,344,827
2,600	Hyperion Solutions Corp. (b)	104,624
12,824	Intuit, Inc. (b)	578,491
5,200	Macromedia, Inc. (b)	198,744
12,900	McAfee, Inc. (b)	337,722
6,877	Mercury Interactive Corp. (b)	263,802
708,809	Microsoft Corp.	17,606,815
289,788	Oracle Corp. (b)	3,825,202
11,700	Red Hat, Inc. (b)	153,270
3,938	Siebel Systems, Inc.	35,048
54,688	Symantec Corp. (b)	1,188,917
1,520	Synopsys, Inc. (b)	25,338
4,828	Veritas Software Corp. (b)	117,803

		29,095,367

	Computer Systems/Peripherals — 0.02%
5,200	Diebold, Inc.	234,572

	Conglomerates — 2.89%
109,360	Corning, Inc. (b)	1,817,563
10,700	Dover Corp.	389,266

Shares or Principal Amount		Value
	Conglomerates (continued)
615,194	General Electric Co.	$21,316,472
78,326	United Technologies Corp.	4,022,040

		27,545,341

	Construction Services — 0.61%
14,514	American Standard Cos., Inc.	608,427
5,300	Centex Corp.	374,551
15,433	D. R. Horton, Inc.	580,435
2,050	Florida Rock Industries, Inc.	150,368
6,800	Fluor Corp.	391,612
3,200	Hovnanian Enterprises, Inc., Class – A (b)	208,640
3,200	Jacobs Engineering Group, Inc. (b)	180,032
5,300	KB HOME	404,019
6,100	Lennar Corp.	387,045
3,100	Martin Marietta Materials, Inc.	214,272
26,700	Masco Corp.	847,991
1,670	MDC Holdings, Inc.	137,358
421	NVR, Inc. (b)	341,010
3,000	Ryland Group, Inc.	227,610
4,200	Toll Brothers, Inc. (b)	426,510
5,400	Vulcan Materials Co.	350,946

		5,830,826

	Consumer Products — 2.04%
1,300	Alberto-Culver Co., Class – B	56,329
1,000	Autoliv, Inc.	43,800
3,500	Black & Decker Corp.	314,475
5,800	Brunswick Corp.	251,256
4,500	Church & Dwight Co., Inc.	162,900
29,359	Colgate-Palmolive Co.	1,465,308
13,500	Crown Holdings, Inc. (b)	192,105
4,700	Energizer Holdings, Inc. (b)	292,199
11,200	Fortune Brands, Inc.	994,560
16,613	Kimberly-Clark Corp.	1,039,808
3,200	Newell Rubbermaid, Inc.	76,288
190,609	Procter & Gamble Co.	10,054,624
1,700	Spectrum Brands, Inc. (b)	56,100
3,900	Take-Two Interactive Software, Inc. (b)	99,255
2,800	Tempur-Pedic International, Inc. (b)	62,104
10,655	The Estee Lauder Cos., Inc., Class – A	416,930
68,758	The Gillette Co.	3,481,217
200	The Scotts Co., Class – A (b)	14,242
3,500	The Stanley Works	159,390
2,800	Toro Co.	108,108
2,647	Weight Watchers International, Inc. (b)	136,612

		19,477,610

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Department Stores — 1.62%
7,900	Foot Locker, Inc.	$215,038
6,500	J.C. Penney Co., Inc.	341,770
23,574	Kohl’s Corp. (b)	1,318,022
500	Neiman Marcus Group, Inc., Class – A	48,460
3,600	Sears Holding Corp. (b)	539,532
67,970	Target Corp.	3,698,248
192,540	Wal-Mart Stores, Inc.	9,280,428

		15,441,498

	Distribution/Wholesale — 0.02%
4,100	Ingram Micro, Inc. (b)	64,206
3,400	SCP Pool Corp.	119,306

		183,512

	Drugs — 3.98%
103,804	Abbott Laboratories	5,087,434
10,071	Allergan, Inc.	858,452
1,350	American Pharmaceuticals Partners, Inc. (b)	55,688
8,102	Barr Laboratories, Inc. (b)	394,891
60,920	Bristol-Myers Squibb Co.	1,521,782
70,233	Eli Lilly & Co.	3,912,680
3,300	Endo Pharmaceuticals Holdings, Inc. (b)	86,724
2,100	Eon Labs, Inc. (b)	64,344
27,142	Forest Laboratories, Inc., Class – A (b)	1,054,467
35,674	Genentech, Inc. (b)	2,863,909
15,868	IVAX Corp. (b)	341,162
227,699	Johnson & Johnson	14,800,435
19,304	MedImmune, Inc. (b)	515,803
39,191	Merck & Co., Inc.	1,207,083
10,451	Millennium Pharmaceuticals, Inc. (b)	96,881
4,918	Mylan Laboratories, Inc.	94,622
3,500	OSI Pharmaceuticals, Inc. (b)	143,045
113,197	Schering-Plough Corp.	2,157,535
8,200	Sepracor, Inc. (b)	492,082
51,135	Wyeth Corp.	2,275,508

		38,024,527

	E-Commerce — 0.32%
83,696	eBay, Inc. (b)	2,762,805
11,347	IAC/InterActiveCorp (b)	272,895

		3,035,700

	Electric Utilities — 0.09%
50,630	AES Corp. (b)	829,319

Shares or Principal Amount		Value
	Electronic Components & Instruments — 0.40%
12,550	Agere Systems, Inc. (b)	$150,600
2,441	Avid Technology, Inc. (b)	130,056
4,875	Beckman Coulter, Inc.	309,904
18,212	Danaher Corp.	953,216
3,400	Eaton Corp.	203,660
3,218	Freescale Semiconductor, Inc., Class – B (b)	68,157
5,266	Harman International Industries, Inc.	428,442
8,900	MEMC Electronic Materials, Inc. (b)	140,353
3,344	Mettler-Toledo International, Inc. (b)	155,764
3,455	Millipore Corp. (b)	196,002
500	Pall Corp.	15,180
4,489	PerkinElmer, Inc.	84,842
8,000	Raytheon Co.	312,960
3,800	Thermo Electron Corp. (b)	102,106
1,700	Thomas & Betts Corp. (b)	48,008
3,400	Trimble Navigation, Ltd. (b)	132,498
9,210	Waters Corp. (b)	342,336

		3,774,084

	Electronic Equipment — 0.62%
32,207	Agilent Technologies, Inc. (b)	741,405
13,200	American Power Conversion Corp.	311,388
5,600	AMETEK, Inc.	234,360
7,000	Amphenol Corp., Class – A	281,190
2,400	Avnet, Inc. (b)	54,072
1,900	AVX Corp.	23,028
2,000	Dolby Laboratories, Inc., Class – A (b)	44,120
26,800	Emerson Electric Co.	1,678,484
4,983	Fisher Scientific International, Inc. (b)	323,397
200	Hubbell, Inc., Class – B	8,820
12,855	Jabil Circuit, Inc. (b)	395,034
44,800	JDS Uniphase Corp. (b)	68,096
4,551	Molex, Inc.	118,508
6,800	Pentair, Inc.	291,108
14,300	Rockwell Automation, Inc.	696,553
17,317	Sanmina Corp. (b)	94,724
10,300	Scientific-Atlanta, Inc.	342,681
1,400	Tektronix, Inc.	32,578
8,812	Teradyne, Inc. (b)	105,480
3,900	Vishay Intertechnology, Inc. (b)	46,293

		5,891,319

	Energy — 0.31%
5,100	CONSOL Energy, Inc.	273,258
6,880	Kinder Morgan, Inc.	572,416

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Energy (continued)
10,200	Peabody Energy Corp.	$530,808
1,300	Questar Corp.	85,670
18,400	TXU Corp.	1,528,856

		2,991,008

	Entertainment — 0.18%
300	International Speedway Corp., Class – A	16,878
4,850	Marvel Enterprises, Inc. (b)	95,642
2,800	Regal Entertainment Group, Class – A	52,864
37,800	The Walt Disney Co.	951,804
16,500	XM Satellite Radio Holdings, Inc., Class – A (b)	555,390

		1,672,578

	Financial Services — 1.51%
2,200	Affiliated Managers Group, Inc. (b)	150,326
1,500	Ambac Financial Group, Inc.	104,640
83,980	American Express Co.	4,470,255
4,000	AmeriCredit Corp. (b)	102,000
5,900	Ameritrade Holding Corp. (b)	109,681
400	Bank of Hawaii Corp.	20,300
1,200	BlackRock, Inc.	96,540
3,100	CapitalSource, Inc. (b)	60,853
81,359	Charles Schwab Corp.	917,730
5,704	CheckFree Corp. (b)	194,278
3,100	Countrywide Credit Industries, Inc.	119,691
10,672	Eaton Vance Corp.	255,168
5,220	Federated Investors, Inc.	156,652
3,100	First Marblehead Corp. (b)	108,686
12,500	Franklin Resources, Inc.	962,250
4,500	Goldman Sachs Group, Inc.	459,090
12,772	H & R Block, Inc.	745,246
4,567	Investors Financial Services Corp.	172,724
8,200	Legg Mason, Inc.	853,702
500	MBIA, Inc.	29,655
19,510	Moody’s Corp.	877,170
8,400	Morgan Stanley Dean Witter & Co.	440,748
1,100	Nelnet, Inc., Class – A (b)	36,597
1,600	New Century Financial Corp.	82,320
4,300	Nuveen Investments, Class – A	161,766
4,100	SEI Investments Co.	153,135
10,100	T. Rowe Price Group, Inc.	632,260
7,846	TCF Financial Corp.	203,054
2,700	The Chicago Mercantile Exchange	797,850
300	The Student Loan Corp.	65,940

Shares or Principal Amount		Value
	Financial Services (continued)
13,200	Wells Fargo & Co.	$812,856
600	Westcorp	31,452

		14,384,615

	Food & Beverages — 2.19%
36,907	Anheuser-Busch Cos., Inc.	1,688,495
600	Aqua America, Inc.	17,844
4,128	Brown-Forman Corp., Class – B	249,579
9,200	Campbell Soup Co.	283,084
99,352	Coca-Cola Co.	4,147,946
3,100	Constellation Brands, Inc. (b)	91,450
1,000	General Mills, Inc.	46,790
14,700	H.J. Heinz Co.	520,674
12,270	Hershey Foods Corp.	761,967
13,200	Kellogg Co.	586,608
7,360	McCormick & Co., Inc.	240,525
2,239	Pepsi Bottling Group, Inc.	64,058
128,078	PepsiCo, Inc.	6,907,247
23,100	Sara Lee Corp.	457,611
29,981	Starbucks Corp. (b)	1,548,818
48,640	Sysco Corp.	1,760,282
5,088	Whole Foods Market, Inc.	601,910
13,500	William Wrigley Jr., Co.	929,340

		20,904,228

	Forest Products & Papers — 0.03%
5,970	Avery Dennison Corp.	316,171

	Health Care — 1.24%
3,400	Accredo Health, Inc. (b)	154,360
17,900	Aetna, Inc.	1,482,478
3,300	Amerigroup Corp. (b)	132,660
21,430	Cardinal Health, Inc.	1,233,939
31,325	Caremark Rx, Inc. (b)	1,394,589
5,780	Community Health Systems, Inc. (b)	218,426
8,320	Coventry Health Care, Inc. (b)	588,640
7,892	DaVita, Inc. (b)	358,928
8,872	Express Scripts, Inc. (b)	443,423
33,858	HCA, Inc.	1,918,733
17,350	Health Management Associates, Inc.	454,223
5,400	Health Net, Inc. (b)	206,064
10,500	Laboratory Corp. of America Holdings (b)	523,950
4,400	LifePoint Hospitals, Inc. (b)	222,288
7,260	Lincare Holdings, Inc. (b)	296,498
7,633	Manor Care, Inc.	303,259
9,310	McKesson Corp.	416,995
2,160	Omnicare, Inc.	91,649
12,436	Quest Diagnostics, Inc.	662,466
4,706	Renal Care Group, Inc. (b)	216,947

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Health Care (continued)
4,400	Tenet Healthcare Corp. (b)	$53,856
1,900	Triad Hospitals, Inc. (b)	103,816
3,300	Universal Health Services	205,194
1,800	WellChoice, Inc. (b)	125,046

		11,808,427

	Health Care Providers & Services — 0.22%
9,600	Humana, Inc. (b)	381,504
24,518	Wellpoint, Inc. (b)	1,707,434

		2,088,938

	Hotel/Gaming — 0.02%
2,700	Boyd Gaming Corp.	138,051
1,200	Las Vegas Sands Corp. (b)	42,900

		180,951

	Hotels/Motels — 0.27%
6,600	Cendant Corp.	147,642
1,000	Choice Hotels International, Inc.	65,700
29,600	Hilton Hotels Corp.	705,960
15,008	Marriott International, Inc., Class – A	1,023,845
10,329	Starwood Hotels & Resorts Worldwide, Inc.	604,970

		2,548,117

	Industrial Services — 0.62%
58,912	3M Co.	4,259,337
200	Airgas, Inc.	4,934
4,800	Donaldson Co., Inc.	145,584
4,987	Fastenal Co.	305,504
10,860	Gentex Corp.	197,652
4,850	Graco, Inc.	165,240
6,554	ITT Industries, Inc.	639,867
5,000	MSC Industrial Direct Co., Inc., Class – A	168,750

		5,886,868

	Insurance — 1.21%
30,733	AFLAC, Inc.	1,330,124
200	Allmerica Financial Corp. (b)	7,418
52,237	American International Group, Inc.	3,034,970
4,969	Arthur J. Gallagher & Co.	134,809
3,754	Brown & Brown, Inc.	168,705
600	Erie Indemnity Co., Class – A	32,550
2,200	HCC Insurance Holdings, Inc.	83,314
330	Markel Corp. (b)	111,870
900	Philadelphia Consolidated Holding Corp. (b)	76,284
14,000	The Progressive Corp.	1,383,340

Shares or Principal Amount		Value
	Insurance (continued)
125	Transatlantic Holding, Inc.	$6,978
97,122	UnitedHealth Group, Inc.	5,063,940
1,400	Unitrin, Inc.	68,740
1,325	W.R. Berkley Corp.	47,276

		11,550,318

	Internet Software & Services — 0.01%
2,400	F5 Networks, Inc. (b)	113,364

	Machinery — 0.46%
26,200	Caterpillar, Inc.	2,497,122
1,600	Deere & Co.	104,784
2,600	IDEX Corp.	100,386
18,100	Illinois Tool Works, Inc.	1,442,208
6,500	Joy Global, Inc.	218,335

		4,362,835

	Machinery & Equipment — 0.03%
4,200	Parker Hannifin Corp.	260,442

	Manufacturing — 0.14%
1,000	Carlisle Co.	68,630
1,700	Cummins Engine, Inc.	126,837
2,300	Harsco Corp.	125,465
11,700	Paccar, Inc.	795,600
2,500	Roper Industries, Inc.	178,425

		1,294,957

	Media — 0.90%
15,600	Cablevision Systems, New York Group, Class – A (b)	502,320
1,100	CKX, Inc. (b)	14,152
14,200	Clear Channel Communications, Inc.	439,206
73,900	Comcast Corp., Class – A (b)	2,268,730
51,570	DirecTV Group, Inc. (b)	799,335
3,416	Dow Jones & Co., Inc.	121,097
2,600	Dreamworks Animation SKG, Inc. (b)	68,120
17,920	EchoStar Communications Corp.	540,288
79,200	Liberty Media Corp., Class – A (b)	807,048
2,700	Meredith Corp.	132,462
72,234	News Corp.	1,168,746
4,278	Pixar Animation Studios, Inc. (b)	214,114
6,496	The E.W. Scripps Co.	317,005
19,600	Time Warner, Inc. (b)	327,516
8,919	Univision Communications, Inc. (b)	245,718
19,873	Viacom, Inc., Class – B	636,333
858	Westwood One, Inc.	17,529

		8,619,719

	Medical Products — 2.15%
5,300	Advanced Medical Optics, Inc. (b)	210,675

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Medical Products (continued)
3,800	Bausch & Lomb, Inc.	$315,400
47,737	Baxter International, Inc.	1,771,043
19,488	Becton, Dickinson & Co.	1,022,535
12,227	Biogen Idec, Inc. (b)	421,220
19,568	Biomet, Inc.	677,836
50,774	Boston Scientific Corp. (b)	1,370,898
8,200	C.R. Bard, Inc.	545,382
2,031	Charles River Laboratories International, Inc. (b)	97,996
2,300	Cooper Cos., Inc.	139,978
5,100	Covance, Inc. (b)	228,837
7,700	Cytyc Corp. (b)	169,862
4,000	Dade Behring Holding, Inc.	260,040
6,345	Dentsply International, Inc.	342,630
4,800	Edwards Lifesciences Corp. (b)	206,496
24,991	Guidant Corp.	1,681,894
6,900	Henry Schein, Inc. (b)	286,488
2,400	Hillenbrand Industry, Inc.	121,320
2,200	IDEXX Laboratories, Inc. (b)	137,126
2,900	Inamed Corp. (b)	194,213
3,900	Kinetic Concepts, Inc. (b)	234,000
92,556	Medtronic, Inc.	4,793,475
4,100	PacifiCare Health Systems, Inc. (b)	292,945
11,592	Patterson Cos., Inc. (b)	522,567
2,200	ResMed, Inc. (b)	145,178
5,000	Respironics, Inc. (b)	180,550
28,020	St. Jude Medical, Inc. (b)	1,221,952
22,660	Stryker Corp.	1,077,710
10,400	Varian Medical Systems, Inc. (b)	388,232
18,970	Zimmer Holdings, Inc. (b)	1,444,945

		20,503,423

	Metals — 0.12%
6,200	Allegheny Technologies, Inc.	136,772
14,000	Freeport-McMoRan Copper & Gold, Inc., Class – B	524,160
4,100	Phelps Dodge Corp.	379,250
1,700	Southern Peru Copper Corp.	72,828
2,100	Timken Co.	48,510

		1,161,520

	Mining — 0.03%
1,700	Arch Coal, Inc.	92,599
6,100	Massey Energy Co.	230,092

		322,691

	Natural Gas Utilities — 0.03%
4,400	Equitable Resources, Inc.	299,200

Shares or Principal Amount		Value
	Office Furnishings — 0.03%
4,400	HNI Corp.	$225,060
1,900	Steelcase, Inc., Class – A	26,315

		251,375

	Oil & Gas — 1.27%
26,110	Baker Hughes, Inc.	1,335,787
12,600	BJ Services Co.	661,248
9,700	Chesapeake Energy Corp,	221,160
3,579	Cooper Cameron Corp. (b)	222,077
3,700	Denbury Resources, Inc. (b)	147,149
4,700	Diamond Offshore Drilling, Inc.	251,121
8,600	Ensco International, Inc.	307,450
18,500	EOG Resources, Inc.	1,050,800
4,800	FMC Technologies, Inc. (b)	153,456
8,555	Grant Prideco, Inc. (b)	226,280
34,300	Halliburton Co.	1,640,225
2,200	Helmerich & Payne, Inc.	103,224
12,800	Murphy Oil Corp.	668,544
7,848	National-Oilwell, Inc. (b)	373,094
7,312	Newfield Exploration Co. (b)	291,676
700	Noble Energy, Inc.	52,955
13,396	Patterson-UTI Energy, Inc.	372,811
500	Pioneer Natural Resources Co.	21,040
6,200	Plains Exploration & Products (b)	220,286
8,014	Pride International, Inc. (b)	205,960
2,400	Quicksilver Resources, Inc. (b)	153,432
5,300	Range Resources Corp.	142,570
5,246	Rowan Cos., Inc.	155,859
8,260	Smith International, Inc.	526,162
5,800	Southwestern Energy Co. (b)	272,484
4,200	Sunoco, Inc.	477,456
2,500	Tesoro Corp.	116,300
2,800	Unit Corp. (b)	123,228
3,400	Western Gas Resources, Inc.	118,660
26,500	Williams Cos., Inc.	503,500
27,946	XTO Energy, Inc.	949,885

		12,065,879

	Packaging — 0.02%
1,000	Ball Corp.	35,960
1,000	Pactiv Corp. (b)	21,580
1,846	Sealed Air Corp. (b)	91,912

		149,452

	Pharmaceuticals — 0.13%
6,100	Hospira, Inc. (b)	237,900
900	Kos Pharmaceuticals, Inc. (b)	58,950
14,908	Medco Health Solutions, Inc. (b)	795,491
6,000	Valeant Pharmaceuticals International	105,780

		1,198,121

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Publishing & Printing — 0.23%
12,000	Dex Media, Inc.	$292,920
3,456	Harte-Hanks, Inc.	102,747
3,100	John Wiley & Sons, Inc.	123,163
28,826	McGraw-Hill Cos., Inc.	1,275,550
1,700	R.H. Donnelley Corp. (b)	105,366
334	The Washington Post Co., Class – B	278,900

		2,178,646

	Real Estate — 0.10%
1,100	Beazer Homes USA, Inc.	62,865
3,200	CB Richard Ellis Group, Inc., Class – A (b)	140,352
2,100	Forest City Enterprises, Inc., Class – A	149,100
2,000	IndyMac Bancorp, Inc.	81,460
5,963	The St. Joe Co.	486,223

		920,000

	Real Estate Investment Trusts — 0.19%
2,500	Catellus Development Corp.	82,000
300	Centerpoint Properties Trust	12,690
1,300	Federal Realty Trust	76,700
7,030	General Growth Properties, Inc.	288,863
800	Global Signal, Inc.	30,120
5,100	Public Storage, Inc.	322,575
4,900	Simon Property Group, Inc.	355,201
200	SL Green Realty Corp.	12,900
1,200	The Macerich Co.	80,460
4,500	The Mills Corp.	273,555
3,700	United Dominion Realty Trust, Inc.	88,985
6,900	Ventas, Inc.	208,380

		1,832,429

	Rental & Leasing — 0.01%
3,000	Rent-A-Center, Inc. (b)	69,870

	Restaurants — 0.30%
5,192	Applebee’s International, Inc.	137,536
7,100	Brinker International, Inc. (b)	284,355
1,500	CBRL Group, Inc.	58,290
12,264	Darden Restaurants, Inc.	404,467
3,900	Outback Steakhouse, Inc.	176,436
1,700	Panera Bread Co., Class – A (b)	105,545
3,900	Sonic Corp. (b)	119,067
5,433	The Cheesecake Factory, Inc. (b)	188,688
4,818	Wendy’s International, Inc.	229,578
22,300	YUM! Brands, Inc.	1,161,383

		2,865,345

Shares or Principal Amount		Value
	Retail – Specialty — 2.95%
1,600	7-Eleven, Inc. (b)	$48,384
5,600	Advance Auto Parts, Inc. (b)	361,480
2,200	AnnTaylor Stores Corp. (b)	53,416
4,440	AutoZone, Inc. (b)	410,522
36,400	Avon Products, Inc.	1,377,740
1,100	Barnes & Noble, Inc. (b)	42,680
1,200	Bebe Stores, Inc.	31,764
22,669	Bed Bath & Beyond, Inc. (b)	947,111
20,722	Best Buy Co., Inc.	1,420,493
7,151	CarMax, Inc. (b)	190,574
14,068	Chico’s FAS, Inc. (b)	482,251
5,200	Circuit City Stores, Inc.	89,908
5,200	Claire’s Stores, Inc.	125,060
14,100	Costco Wholesale Corp.	631,962
62,200	CVS Corp.	1,808,154
2,200	Dick’s Sporting Goods, Inc. (b)	84,898
27,200	Dollar General Corp.	553,792
4,772	Dollar Tree Stores, Inc. (b)	114,528
10,205	Family Dollar Stores, Inc.	266,351
21,937	Harley-Davidson, Inc.	1,088,075
4,568	Herman Miller, Inc.	140,877
165,100	Home Depot, Inc.	6,422,389
3,380	Leggett & Platt, Inc.	89,840
59,489	Lowe’s Cos., Inc.	3,463,450
3,000	Mattel, Inc.	54,900
3,100	Men’s Wearhouse, Inc. (b)	106,733
10,664	Michaels Stores, Inc.	441,170
8,600	Nordstrom, Inc.	584,542
6,800	O’Reilly Automotive, Inc. (b)	202,708
11,290	PETsMART, Inc.	342,652
12,389	RadioShack Corp.	287,053
1,100	Saks, Inc. (b)	20,867
9,100	Sherwin-Williams Co.	428,519
56,800	Staples, Inc.	1,210,976
3,681	Tiffany & Co.	120,590
4,328	Urban Outfitters, Inc. (b)	245,354
78,322	Walgreen Co.	3,602,029
9,073	Williams-Sonoma, Inc. (b)	359,019

		28,252,811

	Schools — 0.17%
11,131	Apollo Group, Inc., Class – A (b)	870,667
8,200	Career Education Corp. (b)	300,202
5,200	Education Management Corp. (b)	175,396
3,200	ITT Educational Services, Inc. (b)	170,944
2,900	Laureate Education, Inc. (b)	138,794

		1,656,003

	Security System/Services — 0.01%
2,741	The Brink’s Co.	98,676

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Semiconductors — 2.80%
16,527	Advanced Micro Devices, Inc. (b)	$286,578
28,895	Altera Corp. (b)	572,699
28,527	Analog Devices, Inc.	1,064,342
128,312	Applied Materials, Inc.	2,076,088
21,441	Broadcom Corp., Class – A (b)	761,370
4,800	Cree, Inc. (b)	122,256
472,785	Intel Corp.	12,320,777
3,571	International Rectifier Corp. (b)	170,408
5,273	Intersil Corp., Class – A	98,974
15,300	KLA-Tencor Corp.	668,610
10,999	Lam Research Corp. (b)	318,311
23,664	Linear Technology Corp.	868,232
9,250	LSI Logic Corp. (b)	78,533
25,338	Maxim Integrated Products, Inc.	968,165
16,262	Microchip Technology, Inc.	481,680
23,400	Micron Technology, Inc. (b)	238,914
27,200	National Semiconductor Corp.	599,216
4,117	Novellus Systems, Inc. (b)	101,731
13,400	NVIDIA Corp. (b)	358,048
7,400	QLogic Corp. (b)	228,438
127,595	Texas Instruments, Inc.	3,581,592
26,995	Xilinx, Inc.	688,373

		26,653,335

	Telecommunications — 1.09%
8,600	Alamosa Holdings, Inc. (b)	119,540
1,100	IDT Corp., Class – B (b)	14,476
7,878	Liberty Global Inc. (b)	367,659
150,567	Motorola, Inc.	2,749,353
29,537	Nextel Communications, Inc., Class – A (b)	954,340
13,100	Nextel Partners, Inc. (b)	329,727
4,600	NII Holdings, Inc. (b)	294,124
1,300	PanAmSat Holding Corp.	26,663
125,320	QUALCOMM, Inc.	4,136,814
103,000	Sirius Satellite Radio, Inc. (b)	667,440
3,700	Spectrasite, Inc. (b)	275,391
1,400	Telephone & Data Systems, Inc.	53,676
1,400	Telephone and Data Systems, Inc.	57,134
600	United States Cellular Corp. (b)	29,964
6,600	Western Wireless Corp., Class – A (b)	279,180

		10,355,481

	Textile Products — 0.01%
753	Mohawk Industries Co. (b)	62,123

	Tobacco — 0.47%
64,000	Altria Group, Inc.	4,138,240
6,900	UST Companies., Inc.	315,054

		4,453,294

Shares or Principal Amount		Value
	Transportation & Shipping — 0.77%
6,757	C.H. Robinson Worldwide, Inc.	$393,257
3,400	CNF, Inc.	152,660
8,364	Expeditors International of Washington, Inc.	416,611
23,200	FedEx Corp.	1,879,432
8,000	J.B. Hunt Transport Services, Inc.	154,400
6,627	JetBlue Airways Corp. (b)	135,456
3,800	Landstar System, Inc. (b)	114,456
3,800	Norfolk Southern Corp.	117,648
2,794	Polaris Industries, Inc.	150,876
1,500	Ryder System, Inc.	54,900
30,300	Southwest Airlines Co.	422,079
1,300	Swift Transportation Co., Inc. (b)	30,277
1,381	Tidewater, Inc.	52,644
47,041	United Parcel Service, Inc., Class –B	3,253,355

		7,328,051

	Veterinary Diagnostics — 0.02%
8,000	VCA Antech, Inc. (b)	194,000

	Waste Disposal — 0.06%
4,261	Allied Waste Industries, Inc. (b)	33,790
3,600	Stericycle, Inc. (b)	181,152
12,300	Waste Management, Inc.	348,582

		563,524

		460,798,883

	Total Common Stocks (cost $779,658,858)	927,932,304

	Commercial Paper — 1.54%
	Jennison Associates LLC — 1.54%
	Commercial Paper — 1.54%
$14,680,000	Citi Corp., 3.35%, 7/1/05*	14,680,000

	Total Commercial Paper (cost $14,680,000)	14,680,000

	Time Deposit — 0.00%
	Jennison Associates LLC — 0.00%
	Time Deposit — 0.00%
736	Eurodollar Time Deposit, 1.00%, 7/1/05	736

	Total Time Deposit (cost $736)	736

	U.S. Treasury Bills — 0.09%
	SSgA Funds Management, Inc. — 0.09%
	U.S. Treasury Bill — 0.09%
895,000	U.S. Treasury Bills, 2.94%, 9/8/05* (a)	889,856

	Total U.S. Treasury Bills (cost $889,957)	889,856

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Short-Term Investments — 1.40%
	SSgA Funds Management, Inc. — 1.40%
	Money Market Mutual Fund — 1.40%
13,311,493	Alliance Money Market Fund Prime Portfolio, 3.17%	$13,311,493

	Total Short-Term Investments (cost $13,311,493)	13,311,493

	Total Investments (cost $808,541,044) — 100.37%	956,814,389

	Liabilities in excess of other assets — 0.37%	(3,528,528)

	Net Assets — 100.00%	$953,285,861

Percentages indicated are based on net assets of $953,285,861.

(a)	Collateral on futures

(b)	Represents non-income producing securities.

*	Rate disclosed represents yield effective at purchase.

ADR — American Depositary Receipt

Futures

SSGA Funds Management, Inc.

Number of Contracts	Future Contracts Long	Market Value	Expiration Date	Unrealized Gain/ (Loss)
75	S&P 500 E-mini Future	$4,483,125	September 2005	$(60,975)
14	Russell 1000 Growth Future	$3,395,000	September 2005	$(22,599)
72	NASDAQ 100 E-mini Future	$2,162,160	September 2005	$(67,895)
11	Russell 1000 Future	$3,567,575	September 2005	$(32,127)

	Total Unrealized Loss			$(183,596)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks — 98.50%
	Franklin Portfolio Associates — 15.05%
	Advertising — 0.18%
38,600	Doubleclick, Inc. (b)	$323,854
22,200	ValueClick, Inc. (b)	273,726
16,600	Ventiv Health, Inc. (b)	320,048

		917,628

	Aerospace/Defense — 0.09%
10,100	AAR Corp. (b)	158,671
5,500	DRS Technologies, Inc.	282,040

		440,711

	Airlines — 0.21%
34,300	ExpressJet Holdings, Inc. (b)	291,893
36,400	Pinnacle Airlines Corp. (b)	312,676
24,700	Skywest, Inc.	449,046

		1,053,615

	Auction House — 0.08%
28,500	Sotheby’s Holdings, Inc., Class – A (b)	390,450

	Auto Parts — 0.19%
39,200	Goodyear Tire & Rubber Co. (b)	584,080
16,600	Titan International, Inc.	232,068
6,400	Wabash National Corp.	155,072

		971,220

	Banking & Finance — 1.76%
19,600	Amgey Bancorporation, Inc.	438,648
10,000	BankUnited Financial Corp.	270,400
8,900	Central Pacific Financial Corp.	316,840
8,900	City Holding Co.	325,028
5,800	Community Banks, Inc.	150,336
8,200	CompuCredit Corp. (b)	281,096
9,600	Corus Bankshares, Inc.	532,704
50,880	Danielson Holding Corp. (b)	620,227
7,500	First Bancorp	301,125
1,000	First Citizens Bancshares, Inc., Class – A	144,550
7,200	First Community Bancorp	342,000
6,500	First Financial Holdings, Inc.	194,415
3,700	First Merchants Corp.	91,945
8,900	First Midwest Bancorp, Inc.	313,013
34,900	First Niagara Financial Group, Inc.	508,842
13,400	First Republic Bank	473,422
8,200	Hanmi Financial Corp.	136,940
11,000	Investment Technology Group, Inc. (b)	231,220
4,900	Irwin Financial Corp.	108,731
7,500	KNBT Bancorp, Inc.	113,175
3,500	Mercantile Bank Corp.	153,895
14,100	Pacific Capital Bancorp	522,828

Shares or Principal Amount		Value
	Banking & Finance (continued)
10,500	PFF Bancorp, Inc.	$318,045
10,300	Portfolio Recovery Associates, Inc. (b)	432,806
22,000	R&G Financial Corp., Class – B	389,180
30,200	Republic Bancorp, Inc.	452,396
13,100	Sws Group, Inc.	225,058
35,300	Trustco Bank Corp.	461,018
6,200	WesBanco, Inc.	186,124

		9,036,007

	Broadcasting & Cable TV — 0.22%
29,100	Gray Television, Inc.	350,946
10,500	Liberty Corp.	386,505
13,200	Lin TV Corp., Class – A (b)	183,348
11,000	Lodgenet Entertainment Corp. (b)	182,490

		1,103,289

	Building Products — 0.22%
15,500	Griffon Corp. (b)	344,100
17,500	LSI Industries, Inc.	243,950
14,600	Simpson Manufacturing Co., Inc.	446,030
1,700	Texas Industries, Inc.	95,591

		1,129,671

	Business Equipment — 0.10%
5,000	Global Imaging Systems, Inc. (b)	159,300
20,000	Paxar Corp. (b)	355,000

		514,300

	Business Services — 0.56%
26,200	DiamondCluster International, Inc. (b)	296,060
16,100	Heidrick & Struggles International, Inc. (b)	419,888
14,200	Infocrossing, Inc. (b)	177,074
11,800	John H. Harland Co.	448,400
26,600	Korn/Ferry International (b)	472,150
16,700	Provide Commerce (b)	360,553
20,400	Resources Connections, Inc. (b)	473,892
5,900	Startek, Inc.	96,878
3,200	Vertrue, Inc. (b)	124,672

		2,869,567

	Chemicals — 0.23%
6,200	FMC Corp. (b)	348,068
5,900	MacDermid, Inc.	183,844
11,300	NL Industries, Inc.	173,907
15,000	Sensient Technologies Corp.	309,150
25,500	Terra Industries, Inc. (b)	173,655

		1,188,624

	Commercial Services — 0.20%
7,300	Ace Cash Express, Inc. (b)	186,588

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Commercial Services (continued)
7,100	Coinstar, Inc. (b)	$161,099
9,500	Euronet Worldwide, Inc. (b)	276,165
50,200	TeleTech Holdings, Inc. (b)	409,130

		1,032,982

	Communication Equipment — 0.11%
13,100	Comtech Telecommunications Corp. (b)	427,453
5,000	Surewest Communications	128,250

		555,703

	Communications — 0.18%
6,000	Centennial Communications Corp. (b)	83,280
22,200	Price Communications Corp. (b)	384,060
54,800	UbiquiTel, Inc. (b)	447,168

		914,508

	Computer Equipment — 0.04%
6,800	Komag, Inc. (b)	192,916

	Computer Hardware — 0.18%
13,200	Emulex Corp. (b)	241,032
37,400	Netgear, Inc. (b)	695,640

		936,672

	Computer Software & Services — 0.58%
9,800	Activision, Inc. (b)	161,896
16,000	Intergraph Corp. (b)	551,360
5,700	Mercury Computer Systems, Inc. (b)	156,009
32,800	Perot Systems Corp., Class – A (b)	466,416
15,400	Progress Software Corp. (b)	464,310
32,300	Quest Software, Inc. (b)	440,249
5,600	Renaissance Learning, Inc.	113,680
16,300	Sykes Enterprises, Inc. (b)	154,524
41,600	United Online, Inc.	451,776

		2,960,220

	Construction — 0.16%
2,600	Brookfield Homes Corp.	118,560
13,100	Cal Dive International, Inc. (b)	686,047

		804,607

	Consumer Products & Services — 0.41%
18,400	Furniture Brands International, Inc.	397,624
17,300	Rollins, Inc.	346,692
5,800	Sprectrum Brands, Inc. (b)	191,400
22,700	Tupperware Corp.	530,499
4,200	Watsco, Inc.	178,920
15,000	Yankee Candle Co.	481,500

		2,126,635

Shares or Principal Amount		Value
	Containers & Packaging — 0.02%
4,600	Chesapeake Corp.	$96,324

	Distribution/Wholesale — 0.07%
20,200	Handleman Co.	333,502

	E-Commerce — 0.12%
19,700	Digital Insight Corp. (b)	471,224
7,000	Stamps.Com, Inc. (b)	131,250

		602,474

	Electric Utilities — 0.14%
4,600	CH Energy Group, Inc.	223,698
16,900	Cleco Corp.	364,533
9,300	Cms Energy Corp. (b)	140,058

		728,289

	Electrical & Electronics — 0.47%
12,900	Anaren Microwave, Inc. (b)	169,635
4,900	Bel Fuse, Inc., Class – B	149,744
27,200	CommScope, Inc. (b)	473,552
28,900	IXYS Corp. (b)	409,802
10,800	Methode Electronics, Inc.	128,196
15,100	MKS Instruments, Inc. (b)	255,039
29,400	Omnivision Technologies, Inc. (b)	399,546
15,000	Thomas & Betts Corp. (b)	423,600

		2,409,114

	Electronic Equipment — 0.03%
11,100	Agilysys, Inc.	174,270

	Energy — 0.24%
22,286	Cimarex Energy Co. (b)	867,148
7,100	Houston Exploration Co. (b)	376,655

		1,243,803

	Energy Equipment & Services — 0.12%
3,000	Atwood Oceanics, Inc. (b)	184,680
19,800	Energy Conversion Devices, Inc. (b)	443,124

		627,804

	Engineering Services — 0.09%
9,300	Washington Group International, Inc. (b)	475,416

	Food & Beverages — 0.22%
20,000	Chiquita Brands International, Inc.	549,200
16,300	Flowers Foods, Inc.	576,368

		1,125,568

	Footwear — 0.18%
14,000	K-Swiss, Inc., Class – A	452,760
19,500	Wolverine World Wide, Inc.	468,195

		920,955

	Funeral Services — 0.05%
16,400	Alderwoods Group, Inc. (b)	235,668

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Gas Transmission & Distribution — 0.16%
10,700	Oneok, Inc.	$349,355
14,600	WGL Holdings, Inc.	491,144

		840,499

	Health Care — 0.09%
6,100	MedCath Corp. (b)	169,519
21,000	Odyssey Healthcare, Inc. (b)	302,820

		472,339

	Homebuilders — 0.13%
1,900	Beazer Homes Usa, Inc.	108,585
14,700	Technical Olympic USA, Inc.	356,916
5,600	WCI Communities, Inc. (b)	179,368

		644,869

	Hospital Management & Services — 0.06%
7,900	Kindred Healthcare, Inc. (b)	312,919

	Household Products — 0.05%
10,100	Stanley Furniture Company, Inc.	248,056

	Industrial Products — 0.08%
14,900	Cognex Corp.	390,231

	Instruments-Scientific — 0.03%
3,900	Dionex Corp. (b)	170,079

	Insurance — 0.56%
12,400	American Physicians Capital, Inc. (b)	460,660
11,100	Argonaut Group, Inc. (b)	256,299
7,500	Fpic Insurance Group, Inc. (b)	219,975
9,000	LandAmerica Financial Group, Inc.	534,330
8,400	Ohio Casualty Corp.	203,112
25,500	Phoenix Co., Inc.	303,450
11,500	Presidential Life Corp.	196,765
5,100	Stewart Information Services Corp.	214,200
16,900	UICI	503,113

		2,891,904

	Internet Services — 0.15%
42,800	EarthLink, Inc. (b)	370,648
12,100	eCollege.com, Inc. (b)	143,990
7,600	InfoSpace, Inc. (b)	250,268

		764,906

	Lasers – Systems/Components — 0.08%
20,900	IntraLase Corp. (b)	410,058

	Machinery & Engineering — 0.21%
14,400	Applied Industrial Technologies, Inc.	464,976
5,300	Dril-Quip, Inc. (b)	153,753
8,900	Gulf Island Fabrication, Inc.	176,932
9,100	Joy Global, Inc.	305,669

		1,101,330

Shares or Principal Amount		Value
	Manufacturing — 0.11%
13,900	Terex Corp. (b)	$547,660

	Media — 0.14%
18,800	Macrovision Corp. (b)	423,752
35,100	Sinclair Broadcast Group, Inc.	318,708

		742,460

	Medical – Biomedical/Genetic — 0.26%
15,000	Genitope Corp. (b)	192,600
14,500	Illumina, Inc. (b)	175,015
25,300	LifeCell Corp. (b)	399,993
22,600	Myriad Genetics, Inc. (b)	353,690
21,200	ViaCell, Inc. (b)	225,780

		1,347,078

	Medical Products — 0.29%
4,400	Advanced Neuromodulation Systems, Inc. (b)	174,592
9,700	Haemonetics Corp. (b)	394,208
5,000	Intuitive Surgical, Inc. (b)	233,200
10,900	Mentor Corp.	452,132
12,100	Neurometrix, Inc. (b)	242,363

		1,496,495

	Medical Systems — 0.35%
20,300	American Medical Systems Holdings, Inc. (b)	419,195
7,600	Aspect Medical Systems, Inc. (b)	226,024
7,800	Molecular Devices Corp. (b)	168,714
25,800	Per-Se Technologies, Inc. (b)	542,316
30,200	The TriZetto Group, Inc. (b)	423,102

		1,779,351

	Metal Processors & Fabrication — 0.17%
12,900	Mueller Industries, Inc.	349,590
9,400	Quanex Corp.	498,294

		847,884

	Metals — 0.12%
6,700	Metal Management, Inc.	129,645
13,700	Reliance Steel & Aluminum Co.	507,859

		637,504

	Nutritional Products — 0.07%
18,900	Mannatech, Inc.	359,478

	Oil & Gas — 0.41%
17,300	Energy Partners, Ltd. (b)	453,433
15,400	Frontier Oil Corp.	451,990
7,900	Octel Corp.	142,200
22,000	Swift Energy Co. (b)	788,040
5,900	Tesoro Corp.	274,468

		2,110,131

	Optical Supplies — 0.08%
23,400	Oakley, Inc.	398,502

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Pharmaceuticals — 0.71%
26,300	Alpharma, Inc., Class – A	$380,561
26,200	Array Biopharma, Inc. (b)	165,060
13,300	Barrier Therapeutics, Inc. (b)	105,469
8,700	Bone Care International, Inc. (b)	286,839
13,800	Cubist Pharmaceuticals, Inc. (b)	181,746
18,600	Cypress Bioscience, Inc. (b)	245,520
27,100	Enzon, Inc. (b)	175,608
25,100	First Horizon Pharmaceutical Corp. (b)	477,904
8,900	Kos Pharmaceuticals, Inc. (b)	582,950
11,500	Pharmion Corp. (b)	266,915
13,900	United Therapeutics Corp. (b)	669,980
7,300	ZymoGenetics, Inc. (b)	128,480

		3,667,032

	Physical Fitness Facilities — 0.11%
20,500	Nautilus Group, Inc.	584,250

	Real Estate Investment Trust — 1.02%
11,900	Amli Residential Properties Trust	371,994
38,100	Ashford Hospitality Trust	411,480
11,300	Commercial Net Lease Realty	231,311
15,700	Cousins Properties	464,406
32,400	Equity Inns, Inc.	430,920
32,400	Felcor Lodging Trust, Inc. (b)	469,152
26,100	Innkeepers USA Trust	389,934
16,500	Investors Real Estate Trust	159,390
54,500	La Quinta Corp. (b)	508,485
13,100	LTC Properties, Inc.	271,170
15,900	National Health Investors, Inc.	446,313
10,200	New Century Financial Corp.	524,790
15,800	Omega Healthcare Investors, Inc.	203,188
6,800	Redwood Trust, Inc.	350,880

		5,233,413

	Rental & Leasing — 0.02%
9,100	Rent-Way, Inc. (b)	89,544

	Resorts/Theme Parks — 0.08%
25,800	Sunterra Corp. (b)	418,218

	Restaurants — 0.26%
2,400	CBRL Group, Inc.	93,264
5,500	CEC Entertainment, Inc. (b)	231,495
28,000	CKE Restaurants, Inc.	389,760
11,800	Jack in the Box, Inc. (b)	447,456
10,900	O’Charley’s, Inc. (b)	192,494

		1,354,469

	Retail — 0.57%
7,300	Conn’s, Inc. (b)	178,631
15,200	Guess?, Inc. (b)	252,016

Shares or Principal Amount		Value
	Retail (continued)
11,500	Hibbett Sporting Goods, Inc. (b)	$435,160
8,600	MSC Industrial Direct Co., Inc., Class – A	290,250
23,400	Payless ShoeSource, Inc. (b)	449,280
17,600	Sonic Automotive, Inc.	374,176
8,000	The Bon-Ton Stores, Inc.	154,800
11,400	Too, Inc. (b)	266,418
9,200	Trans World Entertainment Corp. (b)	108,836
14,200	United Auto Group, Inc.	423,160

		2,932,727

	Semiconductors — 0.48%
17,400	ADE Corp. (b)	488,070
15,800	Dsp Group, Inc. (b)	377,146
7,100	Edo Corp.	212,361
37,400	Micrel, Inc. (b)	430,848
13,300	Mykrolis Corp. (b)	188,993
18,100	Photronics, Inc. (b)	422,454
19,300	Sigmatel, Inc. (b)	331,188

		2,451,060

	Steel — 0.27%
16,300	Maverick Tube Corp. (b)	485,740
12,900	NS Group, Inc. (b)	419,379
17,600	Steel Dynamics, Inc.	462,000

		1,367,119

	Telecommunications Equipment — 0.11%
17,300	RCN Corp. (b)	399,457
16,400	SpectraLink Corp.	172,528

		571,985

	Toys — 0.09%
23,700	JAKKS Pacific, Inc. (b)	455,277

	Transportation & Shipping — 0.28%
14,100	GATX Corp.	486,450
10,200	Offshore Logistics, Inc. (b)	334,968
2,400	Overnite Corp.	103,152
22,200	Swift Transportation Co., Inc. (b)	517,038

		1,441,608

		77,192,947

	Frontier Capital Management Co. — 25.24%
	Aerospace/Defense — 0.38%
35,800	BFGoodrich Corp.	1,466,368
49,573	Orbital Sciences Corp. (b)	490,773

		1,957,141

	Agriculture — 0.32%
65,300	Delta Pine & Land Co.	1,636,418

	Auction House — 0.22%
84,000	Sotheby’s Holdings, Inc., Class – A (b)	1,150,800

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Auto Parts — 0.25%
29,800	Autoliv, Inc.	$1,305,240

	Banking & Finance — 1.22%
30,500	Ameritrade Holdings Corp. (b)	566,995
27,700	CheckFree Corp. (b)	943,462
77,500	E*Trade Group, Inc. (b)	1,084,225
50,400	MarketAxess Holdings, Inc. (b)	569,520
17,500	Portfolio Recovery Associates, Inc. (b)	735,350
34,300	Ritchie Bros. Auctioneers, Inc.	1,322,265
9,700	TNS, Inc. (b)	226,689
43,200	Waddell & Reed Financial, Inc.	799,200

		6,247,706

	Broadcasting & Cable TV — 0.12%
9,300	Entercom Communications Corp. (b)	309,597
27,200	Insight Communications Co., Inc. (b)	300,560

		610,157

	Business Equipment — 0.33%
15,500	Diebold, Inc.	699,205
19,300	Global Imaging Systems, Inc. (b)	614,898
25,200	Polycom, Inc. (b)	375,732

		1,689,835

	Business Services — 0.14%
26,300	Amdocs, Ltd. (b)	695,109

	Chemicals — 0.43%
15,300	Cabot Microelectronics Corp. (b)	443,547
20,700	Cambrex Corp.	394,335
10,300	FMC Corp. (b)	578,242
50,200	The Mosaic Co. (b)	781,112

		2,197,236

	Coal — 0.24%
32,600	Massey Energy Co.	1,229,672

	Communication Equipment — 0.45%
81,400	Harmonic, Inc. (b)	393,162
13,200	Harris Corp.	411,972
114,700	LCC International, Inc., Class – A (b)	412,920
44,900	Power-One, Inc. (b)	283,319
166,900	Sonus Networks, Inc. (b)	797,782

		2,299,155

	Computer Equipment — 0.91%
34,600	Electronics for Imaging, Inc. (b)	727,984
95,200	InFocus Corp. (b)	394,128
80,900	Komag, Inc. (b)	2,295,133

Shares or Principal Amount		Value
	Computer Equipment (continued)
81,500	Maxtor Corp. (b)	$423,800
30,268	Seagate Technology (b)(a)	0
60,300	Western Digital Corp. (b)	809,226

		4,650,271

	Computer Software & Services — 1.28%
31,100	Ansoft Corp. (b)	751,376
86,200	BEA Systems, Inc. (b)	756,836
26,300	Citrix Systems, Inc. (b)	569,658
67,900	Informatica Corp. (b)	569,681
42,200	Insight Enterprises, Inc. (b)	851,596
37,200	Mercury Computer Systems, Inc. (b)	1,018,164
35,000	Perot Systems Corp., Class – A (b)	497,700
173,400	Pinnacle Systems, Inc. (b)	953,700
22,300	WebEx Communications, Inc. (b)	588,943

		6,557,654

	Construction — 1.28%
113,400	Chicago Bridge & Iron Co.	2,592,324
45,900	Fluor Corp.	2,643,381
23,300	Jacobs Engineering Group, Inc. (b)	1,310,858

		6,546,563

	Consumer Discretionary — 0.04%
11,100	Sabre Holdings Corp.	221,445

	Consumer Products & Services — 0.55%
32,200	ARAMARK Corp., Class – B	850,080
48,840	Digital Theater Systems, Inc. (b)	870,817
12,800	Hasbro, Inc.	266,112
68,900	ValueVision Media, Inc., Class – A (b)	827,489

		2,814,498

	Containers & Packaging — 0.62%
179,200	Crown Holdings, Inc. (b)	2,550,016
63,500	Smurfit-Stone Container Corp. (b)	645,795

		3,195,811

	Electrical & Electronics — 5.12%
45,000	Actel Corp. (b)	625,500
13,860	Agere Systems, Inc. (b)	166,320
31,900	Anaren Microwave, Inc. (b)	419,485
64,800	Artesyn Technologies, Inc. (b)	563,760
33,300	C&D Technologies, Inc.	306,027
14,500	Cree, Inc. (b)	369,315
83,500	Cypress Semiconductor Corp. (b)	1,051,265
35,100	Dexcom, Inc. (b)	438,399
25,100	Fairchild Semiconductor International, Inc. (b)	370,225
34,100	Genesis Microchip, Inc. (b)	629,486
151,500	GrafTech International, Ltd. (b)	651,450

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Electrical & Electronics (continued)
9,400	Harman International Industries, Inc.	$764,784
103,800	Input/Output, Inc. (b)	651,864
27,200	Integrated Circuit Systems, Inc. (b)	561,408
34,100	Integrated Device Technology, Inc. (b)	366,575
24,200	Intersil Holding Corp.	454,234
37,400	Itron, Inc. (b)	1,671,032
124,600	LoJack Corp. (b)	2,187,976
305,700	MEMC Electronic Materials, Inc. (b)	4,820,889
74,800	Microsemi Corp. (b)	1,406,240
61,200	National Semiconductor Corp.	1,348,236
106,500	PMC-Sierra, Inc. (b)	993,645
22,900	Rogers Corp. (b)	928,595
61,900	SBS Technologies, Inc. (b)	574,432
21,700	Semtech Corp. (b)	361,305
51,300	SiRF Technology Holdings, Inc. (b)	906,984
55,100	Skyworks Solutions, Inc. (b)	406,087
55,800	SpatiaLight, Inc. (b)	316,386
17,100	Synopsys, Inc. (b)	285,057
29,185	Trimble Navigation, Ltd. (b)	1,137,339
45,197	Zoran Corp. (b)	600,668

		26,334,968

	Energy Equipment & Services — 1.24%
37,800	Core Laboratories NV (b)	1,013,796
13,000	Energy Conversion Devices, Inc. (b)	290,940
22,738	ENSCO International, Inc.	812,884
10,500	GlobalSantaFe Corp.	428,400
30,200	National-Oilwell, Inc. (b)	1,435,708
19,100	Noble Corp.	1,174,841
22,100	Transocean Sedco Forex, Inc. (b)	1,192,737

		6,349,306

	Entertainment — 0.07%
22,500	Netflix, Inc. (b)	369,225

	Health Care — 1.71%
15,100	Apria Healthcare Group, Inc. (b)	523,064
39,100	Cross Country Healthcare, Inc. (b)	664,700
79,300	Eclipsys Corp. (b)	1,115,751
20,600	Express Scripts, Inc., Class – A (b)	1,029,588
31,400	InterMune, Inc. (b)	409,456
39,900	Matria Healthcare, Inc. (b)	1,285,977
18,500	Omnicare, Inc.	784,955
30,000	Pall Corp.	910,800
37,600	PAREXEL International Corp. (b)	746,360
17,300	Psychiatric Solutions, Inc. (b)	842,683
77,400	Regeneration Technologies, Inc. (b)	484,524

		8,797,858

Shares or Principal Amount		Value
	Industrial Products — 0.07%
15,400	Northwest Pipe Co. (b)	$358,050

	Insurance — 0.18%
15,900	PXRE Group, Ltd.	400,998
13,000	The PMI Group, Inc.	506,740

		907,738

	Internet Content — 0.11%
110,800	Harris Interactive, Inc. (b)	539,596

	Internet Services — 0.27%
40,100	SafeNet, Inc. (b)	1,365,806

	Lasers – Systems/Components — 0.01%
3,100	IntraLase Corp. (b)	60,822

	Machinery & Engineering — 0.14%
64,900	Presstek, Inc. (b)	734,668

	Medical – Biomedical/Genetic — 0.10%
9,100	Millipore Corp. (b)	516,243

	Medical Systems — 0.42%
17,100	Cyberonics (b)	741,969
45,300	Omnicell, Inc. (b)	398,640
39,100	STERIS Corp.	1,007,607

		2,148,216

	Metals — 0.81%
31,000	Brush Engineered Materials, Inc. (b)	442,060
86,300	Coeur d’Alene Mines Corp. (b)	313,269
23,100	Freeport-McMoRan Copper & Gold, Inc., Class – B	864,864
45,300	Kaydon Corp.	1,261,605
11,800	Reliance Steel & Aluminum Co.	437,426
26,700	RTI International Metals, Inc. (b)	838,647

		4,157,871

	Oil & Gas — 1.44%
28,262	Devon Energy Corp.	1,432,318
22,100	Interoil Corp. (b)	600,678
11,600	Pioneer Natural Resources Co.	488,128
23,830	Premcor, Inc.	1,767,709
11,600	Remington Oil & Gas Corp. (b)	414,120
73,000	Talisman Energy, Inc.	2,742,611

		7,445,564

	Packaging — 0.34%
53,800	Packaging Corp. of America	1,132,490
27,860	Pactiv Corp. (b)	601,219

		1,733,709

	Paper & Related Products — 0.10%
16,300	Bowater, Inc.	527,631

	Pharmaceuticals — 0.51%
26,300	Connetics Corp. (b)	463,932
25,500	ICON PLC – ADR (b)	884,850

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Pharmaceuticals (continued)
26,500	Pharmaceutical Product Development, Inc. (b)	$1,241,790

		2,590,572

	Pollution Control — 0.35%
160,200	Bennett Evnironmental, Inc. (b)	509,436
36,200	Republic Services, Inc.	1,303,562

		1,812,998

	Production Technology — 0.22%
13,000	Lam Research Corp. (b)	376,220
72,700	Sanmina-SCI Corp. (b)	397,669
30,800	Teradyne, Inc. (b)	368,676

		1,142,565

	Restaurants — 0.32%
14,300	Panera Bread Co., Class – A (b)	887,816
50,200	Triarc Cos., Inc., Class – B	745,972

		1,633,788

	Retail — 0.53%
45,500	CarMax, Inc. (b)	1,212,575
62,300	Dollar Tree Stores, Inc. (b)	1,495,200

		2,707,775

	Semiconductors — 0.28%
284,400	Mindspeed Technologies (b)	346,968
96,451	STATS ChipPAC, Ltd. (b)	686,731
190,200	Vitesse Semiconductor (b)	397,518

		1,431,217

	Steel — 0.12%
20,500	Maverick Tube Corp. (b)	610,900

	Technology — 0.29%
29,200	ATMI, Inc. (b)	847,092
16,600	Hutchinson Technology, Inc. (b)	639,266

		1,486,358

	Telecommunications Equipment — 0.34%
26,200	Andrew Corp. (b)	334,312
79,800	Arris Group, Inc. (b)	695,058
44,100	Powerwave Technologies, Inc. (b)	450,702
45,000	RF Micro Devices, Inc. (b)	244,350

		1,724,422

	Textile Manufacturing — 0.13%
152,400	Unifi, Inc. (b)	646,176

	Transportation & Shipping — 0.96%
18,400	EGL, Inc. (b)	373,888
36,800	Kansas City Southern (b)	742,624
33,300	Kirby Corp. (b)	1,501,830

Shares or Principal Amount		Value
	Transportation & Shipping (continued)
43,600	Landstar System, Inc. (b)	$1,313,232
41,600	Swift Transportation Co., Inc. (b)	968,864

		4,900,438

	Utilities — 0.28%
59,500	Citizens Communications Co.	799,680
17,900	Western Gas Resources, Inc.	624,710

		1,424,390

		129,463,581

	Geewax, Terker & Co. — 19.30%
	Advertising — 0.10%
26,700	Ventiv Health, Inc. (b)	514,776

	Aerospace/Defense — 0.40%
7,700	Curtiss-Wright Corp.	415,415
23,600	DRS Technologies, Inc.	1,210,208
450	Moog, Inc. (b)	14,171
39,000	Orbital Sciences Corp. (b)	386,100

		2,025,894

	Auto Related — 0.08%
13,600	Lithia Motors, Inc.	392,360

	Banking & Finance — 1.29%
2,875	ASTA Funding, Inc.	79,868
11,810	Bank of the Ozarks, Inc.	387,840
1,100	Berkshire Hills Bancorp, Inc.	36,652
34,950	Capitol Bancorp, Ltd.	1,174,669
43,200	Cash America International, Inc.	869,184
11,500	City Holding Co.	419,980
32,000	Commercial Capital Bancorp, Inc.	534,720
10,100	Encore Capital Group, Inc. (b)	171,700
9,700	First Bancorp	389,455
31,100	First Niagara Financial Group, Inc.	453,438
2,900	First Place Financial Corp.	58,261
2,200	First State Bancorp	42,438
3,400	ITLA Capital Corp. (b)	183,260
47,700	MCG Capital Corp	814,716
20,965	Sterling Financial Corp. (b)	784,091
4,100	Umpqua Holdings Corp.	96,514
2,473	United PanAm Financial Corp. (b)	67,785
1,900	Virginia Financial Group, Inc.	66,671

		6,631,242

	Building Products — 0.10%
16,100	NCI Building Systems, Inc. (b)	528,080

	Business Services — 0.19%
29,400	Brady Corp., Class – A	911,400
3,400	Volt Information Sciences, Inc. (b)	80,682

		992,082

	Casinos & Gaming — 0.44%
14,500	Argosy Gaming Co. (b)	675,845

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Casinos & Gaming (continued)
22,400	Aztar Corp. (b)	$767,200
12,000	Boyd Gaming Corp.	613,560
9,100	Monarch Casino & Resort, Inc. (b)	200,564

		2,257,169

	Chemicals — 0.58%
40,700	Airgas, Inc.	1,004,069
42,100	Crompton Corp.	595,715
66,700	Hercules, Inc. (b)	943,805
18,100	OM Group, Inc. (b)	446,889

		2,990,478

	Commercial Services — 0.52%
5,768	Ace Cash Express, Inc. (b)	147,430
16,700	Chemed Corp.	682,696
21,600	NCO Group, Inc. (b)	467,208
36,500	URS Corp. (b)	1,363,275

		2,660,609

	Computer Software & Services — 0.24%
11,300	CIBER, Inc. (b)	90,174
22,500	Perot Systems Corp., Class – A (b)	319,950
45,700	SYNNEX Corp. (b)	800,207

		1,210,331

	Consumer Products & Services — 0.73%
18,700	Central Garden & Pet Co. (b)	918,544
11,700	Elizabeth Arden, Inc. (b)	273,663
6,100	Flanders Corp. (b)	54,900
15,700	Jarden Corp. (b)	846,544
13,700	John B. Sanfilippo & Son, Inc. (b)	315,922
40,300	Sprectrum Brands, Inc. (b)	1,329,900

		3,739,473

	Distribution/Wholesale — 0.33%
31,000	Hughes Supply, Inc.	871,100
25,400	WESCO International, Inc. (b)	797,052

		1,668,152

	Electric Utilities — 0.22%
38,400	PNM Resources, Inc.	1,106,304

	Electrical & Electronics — 0.29%
30,000	Anixter International, Inc. (b)	1,115,100
9,444	TTM Technologies, Inc. (b)	71,869
9,200	Watts Water Technologies, Inc., Class – A	308,108

		1,495,077

	Entertainment — 0.44%
48,100	Gaylord Entertainment Co. (b)	2,236,169

Shares or Principal Amount		Value
	Food & Beverages — 0.24%
43,900	Chiquita Brands International, Inc.	$1,205,494

	Forest Products & Papers — 0.11%
14,800	Albany International Corp., Class – A	475,228
10,100	Buckeye Technologies, Inc. (b)	80,497

		555,725

	Health Care — 0.83%
127,900	Beverly Enterprises, Inc. (b)	1,629,446
35,705	Genesis HealthCare Corp. (b)	1,652,427
18,300	Sunrise Assisted Living, Inc. (b)	987,834

		4,269,707

	Homebuilders — 1.01%
39,725	Beazer Homes USA, Inc.	2,270,284
16,600	M/I Homes, Inc.	898,060
6,900	Meritage Corp. (b)	548,550
46,400	WCI Communities, Inc. (b)	1,486,192

		5,203,086

	Hospital Management & Services — 0.30%
22,244	Kindred Healthcare, Inc. (b)	881,085
12,900	Lifepoint Hospitals, Inc. (b)	651,708

		1,532,793

	Insurance — 1.79%
76,500	American Equity Investment Life Holding Co.	908,820
5,800	American Physicians Capital, Inc. (b)	215,470
31,900	AmerUs Group Co.	1,532,795
12,400	Argonaut Group, Inc. (b)	286,316
30,800	CNA Surety Corp. (b)	457,380
30,700	Delphi Financial Group, Inc., Class – A	1,355,405
5,800	EMC Insurance Group, Inc.	104,864
7,800	FPIC Insurance Group, Inc. (b)	228,774
8,700	Midland Co.	306,153
27,100	Ohio Casualty Corp.	655,278
24,200	ProAssurance Corp. (b)	1,010,592
11,500	RLI Corp.	512,900
10,600	Safety Insurance Group, Inc.	357,856
20,000	Selective Insurance Group, Inc.	991,000
6,100	United Fire & Casualty Co.	270,962

		9,194,565

	Internet Services — 0.15%
17,700	Equinix, Inc. (b)	767,118

	Machinery & Engineering — 0.79%
27,600	Applied Industrial Technologies, Inc.	891,204
26,000	IDEX Corp.	1,003,860

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Machinery & Engineering (continued)
64,250	Joy Global, Inc.	$2,158,158

		4,053,222

	Manufacturing — 0.82%
10,600	Barnes Group, Inc.	350,860
22,900	Gardner Denver, Inc. (b)	803,332
4,290	MascoTech, Inc. (b)(a)	0
4,900	Oshkosh Truck Corp.	383,572
32,400	Terex Corp. (b)	1,276,560
36,000	Trinity Industries, Inc.	1,153,080
7,800	Yankee Candle Co.	250,380

		4,217,784

	Medical Products — 0.10%
14,700	PolyMedica Corp.	524,202

	Metals — 0.24%
17,700	Aleris International, Inc. (b)	399,135
14,800	Cleveland-Cliffs, Inc.	854,848

		1,253,983

	Natural Gas Utilities — 0.07%
7,100	New Jersey Resources Corp.	342,575

	Oil & Gas — 2.50%
16,800	Callon Petroleum Co. (b)	248,304
136,440	Enbridge Energy Management, LLC (b)(a)	0
38,000	Encore Acquisition Co. (b)	1,558,000
39,500	Energy Partners, Ltd. (b)	1,035,295
9,000	Forest Oil Corp. (b)	378,000
9,400	Frontier Oil Corp.	275,890
23,800	Giant Industries, Inc. (b)	856,800
9,200	Helmerich & Payne, Inc.	431,664
15,100	Holly Corp.	704,717
140,100	KCS Energy, Inc. (b)	2,433,537
20,100	Penn Virginia Corp.	897,867
30,900	Plains Exploration & Production Co. (b)	1,097,877
42,480	Southern Union Co. (b)	1,042,884
3,100	Superior Energy Services, Inc. (b)	55,180
23,400	Tesoro Corp.	1,088,568
21,000	Whiting Petroleum Corp. (b)	762,510

		12,867,093

	Real Estate Investment Trust — 1.45%
57,500	Ashford Hospitality Trust	621,000
23,200	Capital Trust, Inc., Class – A	775,112
7,200	Digital Realty Trust, Inc.	125,136
63,300	Equity Inns, Inc.	841,890
28,200	Innkeepers USA Trust	421,308
133,100	La Quinta Corp. (b)	1,241,823

Shares or Principal Amount		Value
	Real Estate Investment Trust (continued)
3,000	MortgageIT Holdings, Inc.	$54,750
17,800	New Century Financial Corp.	915,810
27,400	Newcastle Investment Corp.	826,110
23,800	RAIT Investment Trust	712,810
10,200	Redwood Trust, Inc.	526,320
9,700	Sunstone Hotel Investors, Inc.	235,322
3,800	Universal Health Realty Income Trust	144,818

		7,442,209

	Rental & Leasing — 0.31%
54,137	Aaron Rents, Inc.	1,347,470
12,100	United Rentals, Inc. (b)	244,541

		1,592,011

	Resorts/Theme Parks — 0.16%
21,000	Bluegreen Corp. (b)	365,610
15,400	Vail Resorts, Inc. (b)	432,740

		798,350

	Restaurants — 0.30%
17,750	CEC Entertainment, Inc. (b)	747,098
21,300	Landry’s Restaurants, Inc.	640,917
8,700	O’Charley’s, Inc. (b)	153,642

		1,541,657

	Retail — 0.70%
2,550	America’s Car – Mart, Inc. (b)	57,401
5,800	Asbury Automotive Group, Inc. (b)	89,378
19,000	Brown Shoe Co., Inc.	743,850
1,400	Conn’s, Inc. (b)	34,258
34,900	Stage Stores, Inc. (b)	1,521,640
29,400	The Pantry, Inc. (b)	1,138,662

		3,585,189

	Steel — 0.13%
27,450	Schnitzer Steel Industries, Inc.	650,565

	Storage/Warehousing — 0.05%
8,000	Mobile Mini, Inc. (b)	275,840

	Telecom Services — 0.02%
14,200	Ditech Communications Corp. (b)	92,158

	Telecommunications Equipment — 0.12%
1,200	Andrew Corp. (b)	15,312
59,100	Powerwave Technologies, Inc. (b)	604,002

		619,314

	Transportation & Shipping — 1.16%
21,000	Alexander & Baldwin, Inc.	973,350
54,400	Genesee & Wyoming, Inc., Class – A (b)	1,480,224
16,700	Greenbrier Cos., Inc.	452,570
1,300	GulfMark Offshore, Inc. (b)	35,503

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Transportation & Shipping (continued)
12,710	Heartland Express, Inc.	$246,955
18,700	Kirby Corp. (b)	843,370
18,900	Marten Transport, Ltd. (b)	396,711
12,600	Pacer International, Inc. (b)	274,554
61,300	RailAmerica, Inc. (b)	729,470
15,100	SCS Transportation (b)	268,780
11,600	Wabtec Corp.	249,168

		5,950,655

		98,983,491

	IronBridge Capital Management, LLC — 23.31%
	Advertising — 0.12%
34,706	Aquantive, Inc. (b)	614,990

	Aerospace/Defense — 0.36%
11,889	DRS Technologies, Inc.	609,668
123,650	Orbital Sciences Corp. (b)	1,224,135

		1,833,803

	Apparel — 0.57%
28,928	Oxford Industries, Inc.	1,245,350
80,915	Russell Corp.	1,654,712

		2,900,062

	Banking & Finance — 3.05%
20,703	BOK Financial Corp.	954,822
36,065	Cathay General Bancorp, Inc.	1,215,751
33,918	Commercial Capital Bancorp, Inc.	566,770
37,354	Community Bank System, Inc.	911,064
20,880	CompuCredit Corp. (b)	715,766
42,000	Doral Financial Corp.	694,680
29,013	Edwards (A.G), Inc.	1,309,937
29,685	First Bancorp	1,191,853
44,495	First Midwest Bancorp, Inc.	1,564,889
44,805	Jefferies Group, Inc.	1,697,661
35,381	Pacific Capital Bancorp	1,311,927
43,038	Texas Regional Bancshares	1,311,798
61,048	United Bankshares, Inc.	2,173,920

		15,620,838

	Building Products — 0.32%
38,995	Apogee Enterprises, Inc.	599,353
8,600	Texas Industries, Inc.	483,578
13,580	Universal Forest Products, Inc.	562,891

		1,645,822

	Business Services — 0.29%
22,569	John H. Harland Co.	857,622
48,894	Source Interlink Cos., Inc. (b)	604,819

		1,462,441

Shares or Principal Amount		Value
	Chemicals — 1.26%
64,239	Agrium, Inc.	$1,259,727
5,200	FCM Corp. (b)	291,928
42,305	Lubrizol Corp.	1,777,233
51,845	Methanex Corp.	853,887
81,826	Symyx Technologies, Inc. (b)	2,289,491

		6,472,266

	Coffee — 0.31%
48,423	Peets Coffee and Tea Inc. (b)	1,599,896

	Communication Equipment — 0.18%
45,400	ViaSat, Inc. (b)	922,982

	Computer Equipment — 0.06%
10,645	Komag, Inc. (b)	301,999

	Computer Software & Services — 0.92%
15,615	Avid Technology, Inc. (b)	831,967
10,200	CACI International, Inc., Class – A (b)	644,232
38,423	MapInfo Corp. (b)	403,826
63,536	Mercury Computer Systems, Inc. (b)	1,738,981
22,489	Overland Storage, Inc. (b)	214,545
30,557	THQ, Inc. (b)	894,403

		4,727,954

	Electric Utilities — 0.36%
25,460	Avista Corp.	473,301
23,478	Black Hills Corp.	865,165
27,300	Duquesne Light Holdings	509,964

		1,848,430

	Electrical & Electronics — 1.78%
18,600	Actel Corp. (b)	258,540
93,145	Aeroflex, Inc. (b)	782,418
26,423	Analogic Corp.	1,329,605
21,971	BEI Technologies, Inc.	586,186
59,475	Cubic Corp.	1,055,087
9,439	Itron, Inc. (b)	421,735
171,700	Kemet Corp. (b)	1,081,710
41,390	OSI Systems, Inc. (b)	653,548
56,355	Synaptics, Inc. (b)	1,203,743
44,531	Trimble Navigation, Ltd. (b)	1,735,372

		9,107,944

	Energy — 0.15%
21,700	Headwaters, Inc. (b)	746,046

	Footwear — 0.37%
11,475	Deckers Outdoor Corp. (b)	282,285
67,967	Wolverine World Wide, Inc.	1,631,888

		1,914,173

	Golf — 0.21%
68,720	Callaway Golf Co.	1,060,350

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	IronBridge Capital Management, LLC (continued)
	Instruments-Scientific — 0.21%
29,080	Varian, Inc. (b)	$1,098,933

	Insurance — 0.59%
30,931	AmerUs Group Co.	1,486,234
22,520	Stewart Information Services Corp.	945,840
19,758	UICI	588,196

		3,020,270

	Internet Content — 0.03%
8,592	Audible, Inc. (b)	149,243

	Internet Services — 0.11%
35,426	Openwave Systems, Inc. (b)	580,986

	Lasers – Systems/Components — 0.17%
26,095	Rofin-Sinar Technologies, Inc. (b)	855,916

	Machinery & Engineering — 0.44%
35,800	IDEX Corp.	1,382,238
32,498	JLG Industries, Inc.	893,045

		2,275,283

	Manufacturing — 0.53%
26,900	AptarGroup, Inc.	1,366,520
14,600	Ceradyne, Inc. (b)	351,422
43,527	Raven Industries, Inc.	1,019,402

		2,737,344

	Media — 0.29%
66,907	Imax Corp. (b)	665,056
37,495	Macrovision Corp. (b)	845,137

		1,510,193

	Medical – Biomedical/Genetic — 1.14%
79,712	CryoLife, Inc. (b)	618,565
26,800	Digene Corp. (b)	741,824
80,956	Exelixis, Inc. (b)	601,503
123,540	LifeCell Corp. (b)	1,953,168
100,200	Maxygen, Inc. (b)	687,372
22,230	Millipore Corp. (b)	1,261,108

		5,863,540

	Medical Products — 1.36%
30,594	Cepheid, Inc. (b)	224,560
24,180	Intuitive Surgical, Inc. (b)	1,127,755
40,772	Kensey Nash Corp. (b)	1,232,945
27,721	Owens & Minor, Inc.	896,774
32,000	Respironics, Inc. (b)	1,155,520
27,800	Techne Corp. (b)	1,276,298
67,856	Thoratec Corp. (b)	1,040,911

		6,954,763

Shares or Principal Amount		Value
	Medical Systems — 0.66%
36,972	American Medical Systems Holdings, Inc. (b)	$763,472
19,627	Cerner Corp. (b)	1,334,047
91,600	The TriZetto Group, Inc. (b)	1,283,316

		3,380,835

	Metals — 0.15%
33,241	Commercial Metals Co.	791,801

	Natural Gas Distribution — 0.35%
51,400	Energen Corp.	1,801,570

	Office Furnishings — 0.21%
20,805	HNI Corporation	1,064,176

	Oil & Gas — 0.89%
31,350	Cabot Oil & Gas Corp., Class – A	1,087,845
33,400	Frontier Oil Corp.	980,290
37,240	Southwestern Energy Co. (b)	1,749,535
9,091	Swift Energy Co. (b)	325,640
9,893	Unit Corp. (b)	435,391

		4,578,701

	Oil-Field Services — 0.50%
37,880	Oceaneering International, Inc. (b)	1,464,062
34,765	TETRA Technologies, Inc. (b)	1,107,265

		2,571,327

	Optical Supplies — 0.41%
124,034	Oakley, Inc.	2,112,299

	Paper & Related Products — 0.48%
66,975	Longview Fibre Co.	1,376,336
89,800	Wausau-Mosinee Paper Corp.	1,075,804

		2,452,140

	Pharmaceuticals — 0.15%
55,579	Perrigo Co.	774,771

	Pollution Control — 0.12%
26,004	Duratek, Inc. (b)	602,773

	Real Estate Investment Trust — 0.62%
87,420	Corporate Office Properties	2,574,519
13,525	Mid-America Apartment Communities, Inc.	614,306

		3,188,825

	Restaurants — 0.11%
21,333	California Pizza Kitchen, Inc. (b)	581,751

	Retail — 1.23%
42,678	BJ’S Wholesale Club, Inc. (b)	1,386,608
24,800	Cost Plus, Inc. (b)	618,512
65,000	Pacific Sunwear of California, Inc. (b)	1,494,351
76,100	Payless ShoeSource, Inc. (b)	1,461,120

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	IronBridge Capital Management, LLC (continued)
	Retail (continued)
39,315	The Men’s Wearhouse, Inc. (b)	$1,353,615

		6,314,206

	Semiconductors — 0.33%
45,475	Varian Semiconductor Equipment, Inc. (b)	1,682,575

	Steel — 0.04%
12,199	Gibraltar Industries, Inc.	226,169

	Superconductor Products and Systems — 0.21%
118,910	American Superconductor Corp. (b)	1,088,027

	Telecommunications Equipment — 0.70%
22,440	Applied Signal Technology, Inc.	427,258
103,136	Arris Group, Inc. (b)	898,315
8,700	JAMDAT Mobile, Inc. (b)	240,816
46,150	Newport Corp. (b)	639,639
81,176	Tekelec (b)	1,363,756

		3,569,784

	Toys — 0.21%
95,565	Leapfrog Enterprises, Inc. (b)	1,079,885

	Transportation & Shipping — 0.76%
40,280	Alexander & Baldwin, Inc.	1,866,978
49,000	Knight Transportation, Inc.	1,192,170
43,800	OMI Corp.	832,638

		3,891,786

		119,579,868

	Sterling Johnston Capital Management, Inc. — 15.60%
	Advertising — 0.15%
60,350	ValueClick, Inc. (b)	744,116

	Aerospace/Defense — 0.55%
94,600	BE Aerospace, Inc. (b)	1,478,598
33,650	Esterline Technologies Corp. (b)	1,348,692

		2,827,290

	Apparel — 0.06%
15,800	Russell Corp.	323,110

	Auto Related — 0.15%
19,500	A.S.V., Inc. (b)	790,530

	Banking & Finance — 0.12%
21,450	Advanta Corp., Class – B	604,032

	Broadcasting & Cable TV — 0.20%
20,800	Central Eurpoean Media Enterprises, Ltd. (b)	1,006,304

	Building Products — 0.05%
7,900	NCI Building Systems, Inc. (b)	259,120

Shares or Principal Amount		Value
	Business Services — 0.01%
2,200	Schawk, Inc.	$55,000

	Casinos & Gaming — 0.22%
56,750	Pinnacle Entertainment, Inc. (b)	1,110,030

	Chemicals — 0.20%
55,550	Olin Corp.	1,013,232

	Commercial Services — 0.08%
19,550	Healthcare Services Group, Inc.	392,564

	Communications — 0.46%
57,800	General Cable Corp. (b)	857,174
15,950	j2 Global Communications, Inc. (b)	549,318
71,750	SBA Communications Corp. (b)	968,625

		2,375,117

	Computer Software & Services — 0.48%
16,500	Internet Security Systems, Inc. (b)	334,785
13,000	Progress Software Corp. (b)	391,950
38,100	Quest Software, Inc. (b)	519,303
10,500	Websense, Inc. (b)	504,525
44,750	Wind River Systems, Inc. (b)	701,680

		2,452,243

	Construction — 0.22%
30,650	Granite Construction, Inc.	861,265
7,000	Walter Industries, Inc.	281,400

		1,142,665

	Consumer Products & Services — 0.40%
96,400	Playtex Products, Inc. (b)	1,037,264
42,700	Tupperware Corp.	997,899

		2,035,163

	Distribution/Wholesale — 0.20%
33,100	Aviall, Inc. (b)	1,045,629

	Electrical & Electronics — 0.38%
12,100	Belden CDT, Inc.	256,520
18,300	Itron, Inc. (b)	817,644
31,000	Microsemi Corp. (b)	582,800
9,300	SonoSite, Inc. (b)	288,672

		1,945,636

	Energy — 0.17%
35,500	Toreador Resources Corp. (b)	862,295

	Footwear — 0.19%
39,800	Wolverine World Wide, Inc.	955,598

	Health Care — 1.28%
20,100	Genesis HealthCare Corp. (b)	930,227
7,950	LCA-Vision, Inc.	385,257
26,925	Matria Healthcare, Inc. (b)	867,793
20,700	Molina Heathcare, Inc. (b)	916,182
73,125	Option Care, Inc.	1,031,062

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. (continued)
	Health Care (continued)
17,950	Psychiatric Solutions, Inc. (b)	$874,345
9,650	United Surgical Partners (b)	502,572
30,150	Wellcare Health Plans, Inc. (b)	1,070,626

		6,578,064

	Homebuilders — 0.14%
23,450	Levitt Corp., Class – A	701,624

	Hospital Management & Services — 0.15%
33,250	Symbion, Inc. (b)	793,013

	Internet Services — 0.31%
17,650	Equinix, Inc. (b)	764,951
12,900	Ixia (b)	250,776
16,750	SafeNet, Inc. (b)	570,505

		1,586,232

	Lasers – Systems/Components — 0.16%
40,900	IntraLase Corp. (b)	802,458

	Machinery & Engineering — 0.78%
23,550	Bucyrus International, Inc.	894,429
27,850	Gardner Denver, Inc. (b)	976,978
38,850	JLG Industries, Inc.	1,067,598
5,900	Nacco Industries, Inc.	632,598
11,050	The Manitowoc Co., Inc.	453,271
1	TurboChef Technologies, Inc. (b)	18

		4,024,892

	Manufacturing — 0.51%
48,750	Builders Firstsource, Inc. (b)	789,750
11,500	Dorel Industries, Inc., Class – B (b)	403,259
31,300	Jacuzzi Brands, Inc. (b)	335,849
20,650	Jos. A. Bank Clothiers, Inc. (b)	894,145
5,600	Phillips-Van Heusen Corp.	183,064

		2,606,067

	Medical – Biomedical/Genetic — 0.12%
52,700	Illumina, Inc. (b)	636,089

	Medical Products — 0.24%
23,600	Syneron Medical, Ltd. (b)	863,524
14,000	West Pharmaceutical Services, Inc.	392,700

		1,256,224

	Medical Systems — 0.56%
52,500	Allscripts Healthcare Solutions, Inc. (b)	872,025
31,350	American Medical Systems Holdings, Inc. (b)	647,378
21,100	AmSurg Corp. (b)	584,259
18,800	Laserscope (b)	779,072

		2,882,734

Shares or Principal Amount		Value
	Metals — 0.29%
18,200	Carpenter Technology Corp.	$942,760
9,800	Clevenland-Cliffs, Inc.	566,048

		1,508,808

	Oil & Gas — 1.89%
10,650	Berry Petroleum Co., Class – A	563,172
96,750	Global Industries, Ltd. (b)	822,375
179,300	Grey Wolf, Inc. (b)	1,328,613
13,800	McMoran Exploration Co. (b)	269,238
44,850	Oil States International, Inc. (b)	1,128,875
59,100	Petrohawk Energy Corp. (b)	638,280
44,950	Range Resources Corp.	1,209,155
3,500	Spinnaker Exploration Co. (b)	124,215
70,250	Superior Energy Services, Inc. (b)	1,250,450
54,700	Todco, Class – A (b)	1,404,148
27,100	Whiting Petroleum Corp. (b)	984,001

		9,722,522

	Oil-Field Services — 0.23%
30,650	Oceaneering International, Inc. (b)	1,184,623

	Pharmaceuticals — 0.84%
55,600	Cubist Pharmaceuticals, Inc. (b)	732,252
60,900	HealthExtras, Inc. (b)	1,222,263
40,800	Nektar Therapeutics (b)	687,072
27,200	SFBC International, Inc. (b)	1,050,736
12,450	United Therapeutics Corp. (b)	600,090

		4,292,413

	Rental & Leasing — 0.20%
26,550	Dollar Thrifty Automotive Group, Inc. (b)	1,008,369

	Retail — 1.27%
22,250	Brown Shoe Co., Inc.	871,088
46,275	Coldwater Creek, Inc. (b)	1,152,709
12,600	Conn’s, Inc. (b)	308,322
60,550	Dress Barn, Inc. (b)	1,370,246
650	DSW, Inc. (b)	16,218
53,800	Finish Line, Inc., Class – A	1,017,896
24,400	Fred’s, Inc.	404,552
18,800	Longs Drug Stores Corp.	809,340
17,900	MarineMax, Inc. (b)	559,375

		6,509,746

	Steel — 0.40%
14,600	NS Group, Inc. (b)	474,646
49,650	Oregon Steel Mills, Inc. (b)	854,476
27,250	Steel Dynamics, Inc.	715,313

		2,044,435

	Telecommunications Equipment — 0.85%
89,300	Arris Group, Inc. (b)	777,803
121,300	Dobson Communications Corp. (b)	516,738

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. (continued)
	Telecommunications Equipment (continued)
20,700	Nice Systems, Ltd. (b)	$817,029
88,250	Powerwave Technologies, Inc. (b)	901,915
76,000	RF Micro Devices, Inc. (b)	412,680
28,950	Teledyne Technologies, Inc. (b)	943,191

		4,369,356

	Transportation & Shipping — 1.09%
102,050	Diana Shipping, Inc.	1,494,011
84,150	Dryships Inc.	1,389,317
3,100	Forward Air Corp.	87,637
24,750	Offshore Logistics, Inc. (b)	812,790
8,500	Old Dominion Freight Line, Inc. (b)	228,055
61,350	OMI Corp.	1,166,264
10,150	Tsakos Energy Navigation, Ltd.	393,516

		5,571,590

		80,018,933

	Total Common Stocks (cost $411,201,218)	505,238,820

	Mutual Funds — 0.50%
	Geewax, Terker & Co. — 0.50%
	Mutual Fund — 0.50%
37,300	iShares Russell 2000 Value Index Fund	2,392,795
4,000	streetTRACKS Morgan Stanley Technology Index Fund	188,120

		2,580,915

	Total Mutual Funds (cost $2,544,345)	2,580,915

	Repurchase Agreements — 0.27%
	Frontier Capital Management Co. — 0.26%
	Repurchase Agreements — 0.26%
$1,358,917	Bankers Trust Co., Repurchase Agreement, dated 6/30/05, due 7/1/05 at 2.00% with a maturity value of $1,358,992 (Collateralized by U.S. Treasury Bond, 9.25%, 2/15/16, with a market value of $1,395,261)	1,358,917

Shares or Principal Amount		Value
	Geewax, Terker & Co. — 0.01%
	Repurchase Agreements — 0.01%
$73,057	Bankers Trust Co., Repurchase Agreement, dated 6/30/05, due 7/1/05 at 2.00% with a maturity value of $73,061 (Collateralized by U.S. Treasury Bond, 9.25%, 2/15/16, with a market value of $75,597)	$73,057

	Total Repurchase Agreements (cost $1,431,974)	1,431,974

	Time Deposit — 1.50%
	Franklin Portfolio Associates — 0.24%
	Time Deposit — 0.24%
1,209,818	Eurodollar Time Deposit, 2.50%, 7/01/05	1,209,818

	IronBridge Capital Management, LLC — 0.61%
	Time Deposit — 0.61%
3,121,612	Eurodollar Time Deposit, 2.50%, 7/01/05	3,121,612

	Sterling Johnston Capital Management, Inc. — 0.65%
	Time Deposit — 0.65%
3,319,415	Eurodollar Time Deposit, 2.25%, 7/01/05	3,319,415

	Total Time Deposit (cost $7,650,845)	7,650,845

	Total Investments (cost $422,828,382) — 100.77%	516,902,554

	Liabilities in excess of other assets — (0.77)%	(3,910,626)

	Net Assets — 100.00%	$512,991,928

Percentages	indicated are based on net assets of $512,991,928.

(a)	Escrow Security

(b)	Represents non-income producing securities.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks — 94.73%
	Artisan Partners LP — 32.92%
	Australia — 0.05%
49,013	Publishing & Broadcasting, Ltd. (Multimedia)	$553,914

	Austria — 0.06%
12,000	Erste Bank der oesterreichischen Sparkassen AG (Banking)	601,017

	Belgium — 0.43%
133,854	Interbrew (Brewery)	4,532,562

	Brazil — 0.16%
392,067	Telesp Celular Participacoes SA (Telecommunications Services) (b)	1,674,126

	Canada — 0.92%
94,067	Corus Entertainment, Inc., B Shares (Multimedia)	2,403,900
143,000	EnCana Corp. (Oil & Gas)	5,642,709
606,600	Nortel Networks Corp. – ADR (Telecommunications Equipment) (b)	1,583,226

		9,629,835

	Denmark — 0.24%
49,400	Novo-Nordisk A/S, Class B (Pharmaceuticals)	2,515,373

	France — 2.70%
8,400	Accor SA (Hotels & Lodging)	394,271
3,788	Air Liquide SA (Industrial Gases)	646,161
114,568	Carrefour SA (Food-Retail)	5,561,958
149,900	France Telecom SA (Telecommunications)	4,384,484
204,404	JC Decaux SA (Advertising) (b)	5,184,339
53,102	LVMH Moet Hennessy Louis Vuitton SA (Luxury Goods)	4,108,012
44,300	M6 Metropole Television (Media)	1,126,271
135,939	PagesJaunes SA (Media)	3,177,944
21,390	PPR SA (Retail)	2,208,919
50,130	Vivendi Universal SA (Multimedia) (a)	1,581,583

		28,373,942

	Germany — 1.99%
25,727	Allianz AG (Financial Services)	2,965,146
183,797	Bayerische Hypo- und Vereinsbank AG (Banking) (b)	4,784,062
222,700	Commerzbank AG (Banking) (a)	4,855,723
177,634	Deutsche Post AG (Transportation) (a)	4,150,528
235,614	ProSiebenSat.1 Media AG – Preferred (Media)	4,116,114

		20,871,573

Shares or Principal Amount		Value
	Hong Kong — 1.45%
260,900	Cheung Kong (Holdings), Ltd. (Real Estate)	$2,543,458
122,000	China Merchants Holdings International Co., Ltd. (Diversified Operations)	237,085
1,956,300	China Mobile (Hong Kong), Ltd. (Cellular Telecommunications Services)	7,288,730
566,600	Citic Pacific, Ltd. (Conglomerate)	1,658,921
184,000	Cosco Pacific, Ltd. (Rental Auto/Equipment)	357,571
321,600	Sun Hung Kai Properties, Ltd. (Real Estate)	3,176,598

		15,262,363

	Italy — 1.51%
159,139	Assicurazioni Generali SpA (Insurance)	4,970,685
154,104	Banca Intesa SpA (Banking)	706,155
146,801	ENI SpA (Oil & Gas)	3,787,324
31,900	Mediobanca SpA (Financial Services)	598,222
428,294	Saipem SpA (Oil & Gas)	5,776,265

		15,838,651

	Japan — 7.05%
32,700	Canon, Inc. (Business Equipment)	1,722,294
286,600	Credit Saison Co., Ltd. (Banking)	9,537,826
405	East Japan Railway Co. (Transportation)	2,081,981
149,100	Honda Motor Co., Ltd. (Automobiles)	7,355,492
184	Japan Tobacco, Inc. (Tobacco)	2,455,988
4,907	Jupiter Telecommunications Co., Ltd. (Cable TV) (b) (a)	4,146,698
12,300	KEYENCE Corp. (Electronics)	2,757,738
308,100	Mitsubishi Corp. (Import/Export)	4,190,249
1,349	Mizuho Financial Group, Inc. (Financial Services)	6,107,486
521,850	Nikko Cordial Corp. (Financial Services)	2,296,742
121,600	Nomura Holdings, Inc. (Financial Services)	1,455,296
53,900	ORIX Corp. (Financial Services)	8,088,889
48,909	Promise Co., Ltd. (Diversified Financial Services)	3,136,210
154,700	Sega Sammy Holdings, Inc. (Leisure/Recreational Products)	9,487,374
24,100	SMC Corp. (Machinery)	2,629,960
526,300	The Sumitomo Trust & Banking Co., Ltd. (Financial Services)	3,203,937
66,700	Tokyo Broadcasting System, Inc. (Media)	1,104,448
472,000	Tokyu Corp. (Transportation)	2,119,913

		73,878,521

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Artisan Partners LP (continued)
	Luxembourg — 0.15%
22,425	RTL Group (Multimedia)	$1,589,569

	Mexico — 0.88%
91,000	Grupo Televisa SA – ADR (Multimedia)	5,650,190
889,400	Walmart DE Mexico SA (Retail)	3,621,519

		9,271,709

	Netherlands — 2.15%
338,255	ASML Holding NV (Semiconductors) (b)	5,331,816
64,400	ASML Holding NV – New York Shares – ADR (Semiconductors) (b)	1,008,504
400,186	Fortis AG (Banking)	11,109,279
181,685	ING Groep NV (Diversified Financial Services)	5,140,410

		22,590,009

	Norway — 0.02%
700	Aker ASA, A Shares (Diversified Operations)	12,749
19,800	Stolt Offshore SA (Oil Field Services) (b)	181,063

		193,812

	Portugal — 0.44%
1,802,375	Banco Commercial Portugues SA (Banking)	4,625,950

	Russia — 0.72%
78,573	AFK Sistema – GDR (Telecom Services) (b) (a)	1,257,168
129,600	Lukoil – ADR (Oil & Gas)	4,766,688
94,000	Sibneft – ADR (Oil & Gas) (b)	1,553,350

		7,577,206

	Singapore — 0.79%
236,300	DBS Group Holdings, Ltd. (Banking)	2,004,919
425,400	Singapore Airlines, Ltd. (Airlines)	2,826,913
2,127,630	Singapore Telecommunications, Ltd. (b) (c)	3,496,817

		8,328,649

	South Korea — 0.30%
19,550	Hana Bank (Banking)	523,500
58,470	Kookmin Bank (Financial Services)	2,659,398

		3,182,898

	Spain — 1.65%
240,247	Banco Bilbao Vizcaya Argentaria SA (Banking)	3,711,322
223,400	Banco Santander Central Hispano SA (Banking)	2,593,712

Shares or Principal Amount		Value
	Spain (continued)
82,900	Industria de Diseno Textil SA (Apparel) (a)	$2,135,729
230,349	Promotora de Informaciones SA (Prisa) (Media)	4,470,332
265,723	Telefonica SA (Telecommunication Services)	4,355,800

		17,266,895

	Sweden — 1.16%
2,157,800	Ericsson (LM), Class – B (Telecommunications Equipment)	6,935,065
153,700	Ericsson (LM), Class – B – ADR (Telecommunications Equipment)	4,910,715
20,600	Securitas AB, B Shares (Security Services)	344,226

		12,190,006

	Switzerland — 3.84%
256,421	Clariant AG (Chemicals) (b)	3,411,610
57,711	Credit Suisse Group (Banking)	2,276,466
40,927	Julius Baer Holding, Ltd., B Shares (Banking) (b)	2,503,845
95,700	Keppel Corp., Ltd. (Diversified Operations)	709,772
37,672	Nestle SA, Class – B (Food) (a)	9,642,151
74,079	Novartis AG (Pharmaceuticals)	3,529,085
49,468	Roche Holding AG – Genusschein (Pharmaceuticals)	6,261,186
153,179	UBS AG – Registered (Banking)	11,953,101

		40,287,216

	Taiwan — 0.31%
150,200	Chunghwa Telecom Co., Ltd. – ADR (Telecommunications)	3,218,786

	Thailand — 0.04%
166,500	Advanced Information Service Public Co., Ltd. (Telecommunications)	411,310

	United Kingdom — 3.91%
785,320	British Sky Broadcasting Group PLC (Television)	7,425,279
91,832	Cadbury Schweppes PLC (Food)	877,334
35,535	Carnival PLC (Cruise Lines)	2,017,196
3,771,888	ITV PLC (Television)	8,315,867
2,170,117	Kingfisher PLC (Retail)	9,568,897
86,175	Smith & Nephew PLC (Medical Products)	851,092
1,606,373	Tesco PLC (Food – Retail)	9,177,835
824,205	William Morrison Supermarkets PLC (Food – Retail)	2,747,842

		40,981,342

		345,447,234

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. — 61.81%
	Australia — 1.65%
195,100	Amcor, Ltd. (Packaging)	$994,802
56,199	ANZ Group, Ltd. (Banking)	930,235
20	BHP Billiton, Ltd. (Mining)	276
132,100	Brambles Industries, Ltd. (Commerical Services)	821,352
213,639	Foster’s Brewing Group, Ltd. (Brewery)	864,962
307,000	Insurance Australia Group, Ltd. (Insurance)	1,404,163
60,764	News Corp. (Multimedia)	986,837
380,700	Promina Group, Ltd. (Insurance)	1,364,610
453,752	Qantas Airways, Ltd. (Transportation)	1,163,732
181,565	QBE Insurance Group, Ltd. (Insurance) (a)	2,214,982
302,285	Rinker Group, Ltd. (Construction)	3,220,693
40,300	Wesfarmers, Ltd. (Conglomerate)	1,227,095
165,523	Woolworths, Ltd. (Retail)	2,079,745

		17,273,484

	Austria — 0.16%
11,100	Raiffeisen International Bank Holding AG (Banking) (b)	709,674
51,712	Telekom Austria AG (Telecommunications)	1,006,068

		1,715,742

	Belgium — 0.13%
29,000	UCB SA (Pharmaceuticals)	1,411,029

	Brazil — 0.12%
21,000	Companhia Vale do Rio Doce – ADR (Metals – Diversified)	614,880
24,000	Companhia Vale do Rio Doce – SP ADR (Metals – Diversified)	609,600

		1,224,480

	Canada — 2.73%
151,600	Abitibi-Consolidated, Inc. (Paper & Related Products)	675,813
110,300	Alcan Aluminium, Ltd. (Building Materials)	3,312,242
58,500	Cameco Corp. (Metals & Mining)	2,610,242
49,400	Great-West Lifeco, Inc. (Insurance)	1,123,277
81,600	Inco, Ltd. (Metals & Mining)	3,080,400
13,200	Magna International, Inc., Class – A (Auto Related)	927,492
26,900	Manulife Financial Corp. (Insurance)	1,285,042
74,800	Methanex Corp. (Chemicals)	1,226,310
44,114	Noranda, Inc. (Metals – Diversified)	757,084

Shares or Principal Amount		Value
	Canada (continued)
54,300	Potash Corp. of Saskatchewan, Inc. (Agriculture)	$5,184,834
35,200	Suncor Energy, Inc. (Oil & Gas)	1,664,585
48,800	Telus Corp. (Telecommunications Services)	1,715,650
71,800	Telus Corp. (Telecommunications Services)	2,449,806
36,300	Thomson Corp. (Publishing & Printing)	1,215,730
32,200	Toronto-Dominion Bank (Banking)	1,436,486

		28,664,993

	Denmark — 0.56%
53,800	Novo Nordisk A/S (Pharmaceutical Products)	2,739,414
72,700	TDC A/S, Class – B (Telecommunications)	3,117,283

		5,856,697

	Finland — 0.26%
92,100	Nokia Oyj (Telecommunications Equipment)	1,544,292
89,400	Stora Enso Oyj (Paper & Related Products)	1,145,099

		2,689,391

	France — 6.67%
67,000	Accor SA (Hotels)	3,144,782
17,800	Air Liquide SA (Chemicals)	3,036,344
56,500	Axa (Insurance)	1,413,868
176,600	BNP Paribas SA (Banking)	12,122,543
179,400	Bouygues SA (Wireless Telecommunications Services)	7,440,973
24,000	Carrefour SA (Food – Retail)	1,165,133
23,900	Dassault Systems SA (Computer Software)	1,158,832
27,600	Essilor International SA (Optical Supplies)	1,887,893
11,600	France Telecom SA (Telecommunications)	339,293
39,060	Groupe Danone (Food Products & Services)	3,437,847
29,700	L’Oreal SA (Cosmetics & Toiletries)	2,134,013
22,600	Lafarge SA (Building Materials)	2,061,634
19,900	Michelin, Class – B (Tire & Rubber)	1,213,033
15,500	Renault SA (Automobiles)	1,367,978
213,200	Sanofi-Aventis (Pharmaceuticals)	17,525,764
5,417	Sanofi-Aventis (Pharmaceuticals)	445,952
77,900	Schneider Electric SA (Hand/Machine Tools)	5,880,224
19,500	Societe Generale (Banking)	1,986,592

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	France (continued)
71,900	Vivendi Universal SA (Multimedia) (b) (a)	$2,268,419

		70,031,117

	Germany — 4.09%
39,700	Allianz AG Holdings (Insurance)	4,575,593
97,700	Bayer AG (Chemicals)	3,266,918
104,400	Bayerische Hypo- und Vereinsbank AG (Banking) (b)	2,717,433
28,200	Bayerische Motoren Werke AG (Automobiles)	1,292,216
77,900	DaimlerChrysler AG (Automobiles)	3,168,814
22,900	Deutsche Bank AG (Banking)	1,793,186
28,738	Deutsche Boerse AG (Financial Services)	2,247,548
66,100	E.ON AG (Utilities)	5,896,184
132,700	Infineon Technologies AG (Semiconductors) (b)	1,245,067
69,200	Infineon Technologies AG – ADR (Semiconductors) (b)	640,100
34,700	SAP AG (Software)	6,061,997
17,900	SAP AG (Software)	775,070
88,200	Siemens AG (Industrial Conglomerates)	6,449,491
5,100	TUI AG (Travel Services)	126,574
57,300	Volkswagen AG (Automobiles)	2,618,735

		42,874,926

	Hong Kong — 0.90%
140,700	Esprit Holdings, Ltd. (Distribution) (a)	1,018,555
545,000	Hang Lung Group, Ltd. (Real Estate) (a)	967,929
975,000	Hang Lung Properties, Ltd. (Real Estate) (a)	1,436,739
1,006,000	Johnson Electric Holdings, Ltd. (Electronics)	925,703
1,520,000	Li & Fung, Ltd. (Distributors)	3,159,249
105,000	Sun Hung Kai Properties, Ltd. (Real Estate)	1,037,135
107,200	Swire Pacific, Ltd. (Diversified Financial Services)	948,496

		9,493,806

	India — 0.06%
8,200	Infosys Technologies, Ltd. – ADR (Applications Software)	635,254

	Ireland — 0.23%
89,400	CRH PLC (Construction)	2,375,702

	Italy — 0.35%
212,700	Credito Italiano (Financial – Banking)	1,124,658

Shares or Principal Amount		Value
	Italy (continued)
98,000	ENI SpA (Oil & Gas)	$2,528,305

		3,652,963

	Japan — 15.33%
52,100	Advantest Corp. (Electrical & Electronics)	3,848,295
190,000	AEON Co., Ltd. (Retail)	2,897,637
16,095	AIFUL Corp. (Diversified Financial Services)	1,200,448
69,200	Astellas Pharma, Inc. (Pharmaceuticals)	2,365,332
48,000	Bridgestone Corp. (Automobile Tires)	924,242
48,200	Canon, Inc. (Business Equipment)	2,538,672
32,200	Chubu Electric Power Co., Inc. (Electrical & Electronics)	772,475
33,000	Daito Trust Construction Co., Ltd. (Real Estate)	1,235,119
107,000	Daiwa House Industries Co., Ltd. (Manufacturing/Housing)	1,226,524
195	East Japan Railway Co. (Transportation)	1,002,435
64,600	Fanuc, Ltd. (Electronic Components)	4,107,413
17,900	Hirose Electric Co., Ltd. (Electrical & Electronics)	1,971,131
16,700	Hoya Corp. (Electrical Components)	1,927,850
141,000	Japan Airlines System Corp. (Airlines)	380,222
126,700	Kansai Electric Power Co. (Electrical & Electronics)	2,548,169
55,000	Kao Corp. (Food & Household Products)	1,297,123
4,700	KEYENCE Corp. (Electrical & Electronics)	1,053,770
346	Millea Holdings, Inc. (Insurance)	4,649,531
284,900	Mitsubishi Corp. (Distribution/Wholesale)	3,874,722
631,000	Mitsubishi Estate Co., Ltd. (Real Estate)	6,948,512
232,000	Mitsubishi Heavy Industries, Ltd. (Manufacturing – Diversified)	606,782
509	Mitsubishi Tokyo Financial Group, Inc. (Financial Services)	4,319,706
136,000	Mitsui & Co., Ltd. (Import/Export)	1,287,879
92,000	Mitsui Fudosan Co., Ltd. (Real Estate)	1,033,009
231,730	Mitsui Sumitomo Insurance Co., Ltd. (Insurance)	2,087,827
504	Mizuho Financial Group, Inc. (Banking)	2,281,818

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Japan (continued)
25,000	Murata Manufacturing Co., Ltd. (Electrical & Electronics)	$1,273,900
231,000	NEC Corp. (Electrical & Electronics) (a)	1,250,000
14,100	Nidec Corp. (Electrical Components)	1,492,911
123,000	Nikon Corp. (Semiconductors)	1,393,290
17,900	Nintendo Co., Ltd. (Toys)	1,872,655
106,000	Nippon Electric Glass Co., Ltd. (Electrical & Electronics)	1,602,237
1,085	Nippon Telegraph & Telephone Corp. (NTT) (Telecommunications)	4,648,043
590,000	Nissan Motor Co., Ltd. (Automobiles)	5,842,532
25,800	Nitto Denko Corp. (Chemical)	1,479,870
65,800	Omron Corp. (Electronic Components)	1,450,947
7,500	ORIX Corp. (Diversified Financial Services)	1,125,541
121,000	Ricoh Co., Ltd. (Electrical & Electronics)	1,891,171
29,500	Rohm Co. (Semiconductors)	2,846,771
182,300	Sankyo Pharmaceutical (Pharmaceuticals)	3,501,975
29,500	SECOM Co., Ltd. (Business & Public Services)	1,269,075
214,000	Sekisui House (Manufacturing/Housing)	2,163,546
14,100	Shimamura Co., Ltd. (Retail Apparel)	1,190,260
20,000	Shin-Etsu Chemical Co., Ltd. (Chemicals)	759,380
91,000	Shionogi & Co., Ltd. (Pharmaceuticals)	1,174,432
34,300	SMC Corp. (Manufacturing)	3,743,056
107,400	Softbank Corp. (Software)	4,213,474
169,200	Sompo Japan Insurance, Inc. (Insurance)	1,709,091
29,100	SONY Corp. (Electrical & Electronics)	1,002,543
38,000	Sumitomo Chemical Co., Ltd. (Chemicals)	174,784
439,100	Sumitomo Corp. (Import/Export)	3,520,562
57,000	Sumitomo Forestry Co., Ltd. (Forestry)	552,624
2,076	Sumitomo Mitsui Financial Group, Inc. (Banking)	14,042,209
283,400	Suzuki Motor Corp. (Automobiles)	4,454,962
25,650	T&D Holdings, Inc. (Insurance)	1,207,549
69,000	Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	3,422,619

Shares or Principal Amount		Value
	Japan (continued)
18,400	TDK Corp. (Electrical & Electronics)	$1,254,545
57,100	Tohoku Electric Power Co, Inc. (Electric)	1,217,907
71,900	Tokyo Electron, Ltd. (Semiconductors)	3,806,394
371,000	Tokyo Gas Co., Ltd. (Oil & Gas)	1,388,573
21,500	Toyota Motor Corp. (Auto Related)	769,796
24,500	Trend Micro, Inc. (Internet Security)	872,790
1,712	UFJ Holdings, Inc. (Banking) (b)	8,924,387
25,600	Uni-Charm Corp. (Cosmetics & Toiletries)	1,029,726
518	Yahoo Japan Corp. (Internet Service Provider)	1,088,510
44,300	Yamada Denki Co., Ltd. (Retail- Consumer Electron)	2,549,008
233,500	Yamato Transport Co., Ltd. (Transport – Services)	3,243,056

		160,803,344

	Luxembourg — 0.11%
81,500	SES Global – FDR (Telecommunications Services)	1,193,886

	Mexico — 0.65%
115,200	America Movil SA de CV, Series L – ADR (Telecommunications Services)	6,867,072

	Netherlands — 5.36%
342,311	ABN Amro Holding NV (Diversified Financial Services)	8,433,449
234,688	Aegon NV (Insurance)	3,042,988
29,500	Fortis (Banking)	818,929
75,000	Heineken Holding NV, Class – A (Brewery)	2,097,458
161,558	Heineken NV (Brewery)	4,995,389
190,738	ING Groep NV (Diversified Financial Services)	5,396,546
918,100	Koninklijke KPN NV (Telecommunications Services)	7,713,818
23,400	Koninklijke Numico NV (Food) (b)	937,133
92,500	Reed Elsevier NV (Publishing & Printing)	1,290,073
210,600	Royal Dutch Petroleum Co. (Oil & Gas)	13,768,039
17,000	Royal Dutch Petroleum Co., New York Shares – ADR (Oil & Gas)	1,103,300
68,000	TNT NV (Transport – Services)	1,724,697
31,000	Unilever NV (Consumer Goods)	2,013,499
104,782	VNU NV (Printing & Publishing)	2,926,538

		56,261,856

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Norway — 0.34%
198,200	DNB NOR ASA (Financial Services)	$2,070,303
71,200	Statoil ASA (Oil & Gas)	1,454,751

		3,525,054

	Portugal — 0.07%
75,000	Portugal Telecom SA (Telecommunications Services)	711,864

	Russia — 0.00%
11,100	YUKOS – ADR (Oil & Gas) (b)	25,308

	Singapore — 0.63%
3,380,150	Singapore Telecommunications, Ltd. (Telecommunications) (b) (a)	5,555,367
127,360	United Overseas Bank, Ltd. (Banking)	1,073,046
12,736	United Overseas Land, Ltd. (Real Estate)	17,229

		6,645,642

	South Africa — 0.38%
145,600	Sasol, Ltd. (Oil & Gas)	3,955,000

	South Korea — 0.82%
12,820	Samsung Electronics (Electronics)	6,122,171
10,340	Samsung Electronics – GDR (Electronics)	2,471,260

		8,593,431

	Spain — 3.30%
36,400	Altadis SA (Tobacco)	1,527,831
433,000	Banco Bilbao Vizcaya Argentaria SA (Banking)	6,688,959
473,900	Banco Santander Central Hispano SA (Banking)	5,502,059
75,700	Iberdrola SA (Utilities)	1,999,726
108,500	Industria de Diseno Textil SA (Apparel) (a)	2,795,254
274,300	Repsol YPF, SA (Oil & Gas)	7,026,862
555,574	Telefonica SA (Telecommunications Services)	9,107,125

		34,647,816

	Sweden — 0.99%
84,800	Assa Abloy AB, Class – B (Metal Products)	1,091,258
142,200	Atlas Copco AB, A Shares (Manufacturing)	2,257,808
1,616,000	Ericsson (LM), Class – B (Telecommunications Equipment)	5,193,746
33,500	Ericsson (LM), Class – B – ADR (Telecommunications Equipment)	1,070,325

Shares or Principal Amount		Value
	Sweden (continued)
25,500	Svenska Cellulosa AB, B Shares (Paper & Related Products)	$816,293

		10,429,430

	Switzerland — 5.61%
113,830	Credit Suisse Group (Diversified Financial Services)	4,490,134
126,977	Holcim, Ltd., Class – B (Building Products)	7,728,604
31,513	Nestle SA (Food) (a)	8,065,753
251,777	Novartis AG (Pharmaceuticals)	11,994,526
228,051	Richemont AG INH A Units (Retail-Specialty)	7,669,917
37,940	Roche Holding AG (Pharmaceuticals)	4,802,082
1,065	Serono SA, Class – B (Medical)	680,636
84,841	Swiss Re (Diversified Financial Services)	5,216,911
10,162	Swisscom AG (Telecommunications Services)	3,314,644
9,199	Syngenta AG (Chemicals)	946,819
7,940	Synthes, Inc. (Medical Products)	871,758
40,003	UBS AG – Registered (Banking)	3,121,576

		58,903,360

	Taiwan — 0.36%
414,378	Taiwan Semiconductor Manufacturing Co., Ltd. – ADR (Semiconductors)	3,779,140

	United Kingdom — 9.95%
22,540	Adecco SA (Human Resources)	1,027,184
47,300	Anglo American PLC (Mining)	1,109,799
519,300	ARM Holdings PLC (Semiconductor Equipment)	1,054,145
246,800	AstraZeneca PLC (Pharmaceuticals)	10,254,760
20,551	AstraZeneca PLC (Pharmaceuticals)	851,288
107,388	Billiton PLC (Metals & Mining)	1,370,501
225,000	Bradford & Bingley PLC (Mortgage Banks)	1,320,801
101,691	Brambles Industries PLC (Diversified Operations)	557,760
83,500	British Land Co., PLC (Real Estate)	1,311,095
278,210	Centrica PLC (Gas-Distribution)	1,155,676
188,800	Diageo PLC (Wine & Spirits)	2,785,130
34,700	Euronext (Finance)	1,175,851
101,400	Hanson PLC (Building Products)	975,105
519,200	HBOS PLC (Diversified Financial Services)	8,008,095
229,500	HSBC Holdings PLC (Banking)	3,661,140

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	United Kingdom (continued)
258,000	Lloyds TSB Group PLC (Financial)	$2,187,381
102,500	National Grid Group PLC (Electrical Utilities)	993,951
51,800	Next PLC (Retail)	1,401,079
85,000	Northern Rock PLC (Financial Services)	1,211,239
414,600	Pearson PLC (Printing & Publishing)	4,886,171
39,300	Reckitt Benckiser PLC (Household Products)	1,158,783
446,300	Reed Elsevier PLC (Publishing)	4,275,808
217,300	Rolls-Royce Group PLC (Aerospace/Defense) (b)	1,118,828
356,100	Royal Bank of Scotland Group PLC (Banking) (a)	10,761,509
95,700	Scottish & Southern Energy (Utilities – Electrical)	1,737,661
438,000	Shell Transport & Trading Co., PLC (Oil & Gas)	4,261,059
217,900	Standard Chartered PLC (Banking)	3,983,832
231,700	Tesco PLC (Retail – Grocery)	1,323,792
486,000	Unilever PLC (Consumer Goods)	4,691,002
8,316,216	Vodafone (Telecommunications Services)	20,272,548
64,300	Wolseley PLC (Distribution/Wholesale)	1,353,078
107,500	Xstrata PLC (Minerals)	2,075,238

		104,311,289

		648,553,076

	Total Common/Preferred Stocks (cost $839,340,345)	994,000,310

	Convertible Bonds — 0.06%
	Capital Guardian Trust Co. — 0.06%
	Switzerland — 0.06%
605,000	Credit Suisse Group Financial, 6.00%, 12/23/05 (Financial Services) **	648,433

	Total Convertible Bonds (cost $445,304)	648,433

Shares or Principal Amount		Value
	Time Deposit — 4.52%
	Artisan Partners LP — 1.68%
	United States — 1.68%
$17,613,873	Eurodollar Time Deposit, 2.25%, 7/1/05	$17,613,873

	Capital Guardian Trust Co. — 2.84%
	United States — 2.84%
29,834,457	Eurodollar Time Deposit, 2.25%, 7/1/05	29,834,457

	Total Time Deposit (cost $47,448,330)	47,448,330

	Total Investments (cost $887,233,979) — 99.31%	1,042,097,073
	Other assets in excess of liabilities — 0.69%	7,277,436

	Net Assets — 100.00%	$1,049,374,509

Percentages indicated are based on net assets of $1,049,374,509.

(a)	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Represents non-income producing securities.

**	Principal amount is denominated in Swiss Franc.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2005

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/2005	Unrealized Gain/(Loss)
	Currencies Purchased
1,923,166	British Pound	6/28/2005	9/25/2005	$3,482,103	$3,438,338	$(43,765)
352,933	British Pound	6/28/2005	7/1/2005	640,756	632,609	(8,147)
1,136,168	British Pound	6/28/2005	7/1/2005	2,063,759	2,036,509	(27,250)
792,802	Euro	4/11/2005	7/13/2005	1,023,983	960,123	(63,860)
3,878,168	Euro	6/28/2005	7/1/2005	4,676,062	4,695,118	19,056
643,058	Euro	6/28/2005	7/1/2005	776,493	778,521	2,028
134,900	Euro	6/29/2005	7/5/2005	162,851	163,347	496
1,918,459	Honk Kong Dollar	6/29/2005	7/5/2005	246,788	246,900	112
16,848,148	Japanese Yen	6/29/2005	7/5/2005	151,895	152,021	126
5,077,606	Swedish Krone	6/28/2005	7/1/2005	651,719	650,167	(1,552)
886,497	Swiss Franc	6/28/2005	7/1/2005	691,646	691,765	119
871,136	Swiss Franc	6/28/2005	7/1/2005	680,782	679,778	(1,004)
138,349	Swiss Franc	6/29/2005	7/5/2005	107,874	107,966	92
1,672,070	Swiss Franc	6/29/2005	7/7/2005	1,302,236	1,305,072	2,836
7,837,000	Japanese Yen	6/27/2005	7/1/2005	71,719	70,680	(1,039)
115,597,411	Japanese Yen	6/28/2005	7/1/2005	1,051,957	1,042,545	(9,412)
25,191,598	Japanese Yen	6/29/2005	7/5/2005	227,156	227,218	62
122,663	South African Rand	6/27/2005	7/1/2005	18,474	18,429	(45)
332,247	South African Rand	6/27/2005	7/1/2005	50,163	49,917	(246)
1,349,477	British Pound	6/21/2005	9/28/2005	2,469,308	2,418,851	(50,457)
177,586	Euro	6/29/2005	7/1/2005	214,435	214,995	560
243,758,160	Japanese Yen	6/29/2005	7/1/2005	2,208,154	2,198,396	(9,758)
74,314,138	Japanese Yen	6/29/2005	7/1/2005	672,404	670,221	(2,183)
24,990,288	Japanese Yen	6/29/2005	7/1/2005	226,330	225,381	(949)
85,047	Swiss Franc	6/29/2005	7/1/2005	66,344	66,365	21
166,478	Swiss Franc	6/29/2005	7/1/2005	129,778	129,909	131

	Total Currency Purchased			$24,065,169	$23,871,141	$(194,028)

	Currencies Sold
4,425,204	Swiss Franc	6/28/2005	9/25/2005	$3,482,103	$3,475,932	$6,171
6,410,282	South African Rand	4/11/2005	7/13/2005	1,023,983	962,196	61,787
1,672,070	Swiss Franc	4/5/2005	7/7/2005	1,392,000	1,305,072	86,928
2,604,474	Euro	4/5/2005	7/7/2005	3,353,000	3,153,459	199,541
362,289,200	Japanese Yen	4/5/2005	7/7/2005	3,367,000	3,268,315	98,685
352,824,248	Japanese Yen	4/17/2005	7/20/2005	3,304,000	3,186,795	117,205
4,187,433	Canadian Dollar	4/28/2005	7/29/2005	3,350,000	3,420,966	(70,966)
1,883,374	Swiss Franc	5/15/2005	8/18/2005	1,550,000	1,474,845	75,155
3,492,264	Swiss Franc	5/19/2005	9/20/2005	2,882,000	2,742,045	139,955
139,252	Canadian Dollar	6/28/2005	7/5/2005	113,043	113,696	(653)
759,686	Swiss Franc	6/29/2005	7/5/2005	592,791	593,034	(243)
353,702	Euro	6/29/2005	7/5/2005	427,138	428,289	(1,151)
80,716	British Pound	6/29/2005	7/5/2005	145,660	144,672	988
731,221	Swiss Franc	6/29/2005	7/5/2005	568,955	570,813	(1,858)
10,368	Euro	6/29/2005	7/5/2005	12,542	12,552	(10)
105,576	British Pound	6/29/2005	7/5/2005	188,980	189,229	(249)
3,094,215	Swiss Franc	6/21/2005	9/28/2005	2,469,308	2,414,526	54,782
1,396,000	Canadian Dollar	6/2/2005	7/29/2005	1,120,898	1,139,778	(18,880)

	Total Currency Sold			$29,343,401	$28,596,214	$747,187

	Net Unrealized Gain/(Loss)					$553,159

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages — 31.98%
$3,250,005	Fannie Mae, Pool #255321	5.50	7/1/24	$3,316,628
1,092,117	Fannie Mae, Pool #255493	5.50	11/1/24	1,114,505
700,503	Fannie Mae, Pool #255550	5.50	12/1/24	714,863
1,483,989	Fannie Mae, Pool #380433	6.49	8/1/08	1,560,919
1,102	Fannie Mae, Pool #560912	9.50	10/1/30	1,235
47,869	Fannie Mae, Pool #564235	9.00	11/1/30	52,899
740	Fannie Mae, Pool #564319	9.50	11/1/30	822
314,221	Fannie Mae, Pool #727435	4.50	7/1/18	313,018
1,125,470	Fannie Mae, Pool #727437	6.00	1/1/25	1,156,772
365,544	Fannie Mae, Pool #727437	4.50	7/1/18	364,094
967,260	Fannie Mae, Pool #735203	5.12	1/1/35	974,561
1,191,078	Fannie Mae, Pool #744131	6.50	12/1/24	1,233,066
31,515	Fannie Mae, Pool #747631	6.50	11/1/33	32,635
41,596	Fannie Mae, Series 1998-36, Class J	6.00	7/18/28	42,263
619,082	Fannie Mae, Series 1998-M1, Class A2	6.25	1/25/08	641,679
631,368	Fannie Mae, Series 1998-M6, Class A2	6.32	8/15/08	663,171
943,171	Fannie Mae, Series 2001-14, Class Z	6.00	5/25/31	980,727
254,299	Fannie Mae, Series 2001-60, Class PM	6.00	3/25/30	256,171
55,000	Fannie Mae, Series 2002-11, Class QC	5.50	3/25/17	57,260
110,768	Fannie Mae, Series 2002-56, Class VD	6.00	4/25/20	111,972
548,349	Fannie Mae, Series 2002-T16, Class A2	7.00	7/25/42	580,091
300,192	Fannie Mae, Series 2002-T19, Class A2	7.00	7/25/42	317,826
17,499	Fannie Mae, Series 2002-T19, Class A3	7.50	7/25/42	18,758
30,339	Fannie Mae, Series 2002-T4, Class A2	7.00	12/25/41	32,027
585,815	Fannie Mae, Series 2002-W1, Class 2A	7.50	2/25/42	623,383
1,316	Fannie Mae, Series 2002-W10, Class A2	4.70	8/25/42	1,313
1,120,000	Fannie Mae, Series 2003-122, Class TU	4.00	5/25/16	1,120,332
95,818	Fannie Mae, Series 2003-63, Class A2	2.34	7/25/44	95,535
510,972	Fannie Mae, Series 2003-W10, Class 3A2B	3.06	7/25/37	507,543
555,706	Fannie Mae, Series 2003-W14, Class 1A5	4.71	9/25/43	555,695
555,244	Fannie Mae, Series 2003-W18, Class 1A3	4.73	8/25/43	555,249
47,853	Fannie Mae, Series 2003-W19, Class 1A3	4.78	11/25/33	47,760
343,214	Fannie Mae, Series 2003-W3, Class 1A2	7.00	8/25/42	363,237
762,270	Fannie Mae, Series 2003-W8, Class 2A	7.00	10/25/42	807,318
374,631	Fannie Mae, Series 2004-T2, Class 1A3	7.00	11/25/43	397,377
179,307	Fannie Mae, Series 2004-T3, Class 1A3	7.00	2/25/44	188,163
868,219	Fannie Mae, Series 2004-W1, Class 1A3	4.49	11/25/43	867,710
1,685,000	Fannie Mae, Series 2004-W10, Class A23	5.00	8/25/34	1,695,891
1,124,772	Fannie Mae, Series 2004-W2, Class 5A	7.50	3/25/44	1,208,644
1,670,000	Fannie Mae, Series 2004-W4, Class A2	5.00	6/25/34	1,694,423
2,276,000	Fannie Mae, Series 2005-12, Class JE	5.00	9/25/33	2,276,639
1,150,000	Fannie Mae, Series 2005-22, Class HE	5.00	10/25/33	1,150,485
455,000	Fannie Mae, Series 2005-29, Class QD	5.00	8/25/33	454,727
555,000	Fannie Mae, Series 2005-44, Class PE	5.00	7/25/33	553,599
707,357	Fannie Mae, Series 2561, Class TU	4.16	6/25/42	705,751
925,000	Fannie Mae, TBA	0.00	7/1/34	904,476
650,000	Fannie Mae, TBA	5.00	7/1/35	650,000
46,134	Freddie Mac, Gold Pool #A15111	6.00	10/1/33	47,336
73,355	Freddie Mac, Gold Pool #A15401	6.50	11/1/33	75,976
1,323,313	Freddie Mac, Gold Pool #A17062	6.00	12/1/33	1,357,799
36,449	Freddie Mac, Gold Pool #E64408	7.50	12/1/10	37,144

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$6,310	Freddie Mac, Gold Pool #G10985	7.50	2/1/10	$6,552
57,824	Freddie Mac, Series 1977, Class E	7.00	7/15/12	59,976
88,255	Freddie Mac, Series 2278, Class H	6.50	1/15/31	90,357
138,739	Freddie Mac, Series 2368, Class QG	6.50	9/15/30	139,164
1,330,000	Freddie Mac, Series 2378, Class PE	5.50	11/15/16	1,381,959
35,000	Freddie Mac, Series 2390, Class CH	5.50	12/15/16	36,326
30,000	Freddie Mac, Series 2399, Class PG	6.00	1/15/17	31,688
70,000	Freddie Mac, Series 2405, Class PE	6.00	1/15/17	73,905
738,275	Freddie Mac, Series 2453, Class BD	6.00	5/15/17	766,497
11,728	Freddie Mac, Series 2497, Class BM	5.00	2/15/22	11,893
1,565,000	Freddie Mac, Series 2512, Class PE	5.50	2/15/22	1,632,762
25,616	Freddie Mac, Series 2513, Class QK	5.00	8/15/28	25,582
495,000	Freddie Mac, Series 2533, Class PE	5.50	12/15/21	516,929
612,095	Freddie Mac, Series 2543, Class HG	4.75	9/15/28	614,156
1,401,600	Freddie Mac, Series 2552, Class KB	4.25	6/15/27	1,401,082
155,000	Freddie Mac, Series 2640, Class BG	5.00	2/15/32	155,445
110,000	Freddie Mac, Series 2662, Class DG	5.00	10/15/22	110,195
595,000	Freddie Mac, Series 2682, Class LC	4.50	7/15/32	586,135
75,000	Freddie Mac, Series 2721, Class PE	5.00	1/15/23	75,502
1,000,000	Freddie Mac, Series 2727, Class PB	4.25	4/15/23	999,794
1,910,000	Freddie Mac, Series 2727, Class PE	4.50	7/15/32	1,880,503
1,765,000	Freddie Mac, Series 2728, Class TC	4.00	2/15/23	1,753,658
1,192,000	Freddie Mac, Series 2734, Class PG	5.00	7/15/32	1,196,132
1,947,000	Freddie Mac, Series 2750, Class NB	4.00	12/15/22	1,934,213
2,070,000	Freddie Mac, Series 2778, Class JD	5.00	12/15/32	2,087,813
950,000	Freddie Mac, Series 2783, Class PD	5.00	1/15/33	952,573
2,080,000	Freddie Mac, Series 2836, Class EG	5.00	12/15/32	2,080,644
2,080,000	Freddie Mac, Series 2844, Class PD	5.00	12/15/32	2,082,686
1,700,000	Freddie Mac, Series 2864, Class PE	5.00	6/15/33	1,703,395
250,000	Freddie Mac, Series 2869, Class BG	5.00	7/15/33	251,972
1,650,000	Freddie Mac, Series 2911, Class BU	5.00	9/15/23	1,677,109
1,186,000	Freddie Mac, Series 2915, Class KD	5.00	9/15/33	1,184,963
1,700,000	Freddie Mac, Series 2921, Class NE	5.00	9/15/33	1,699,876
2,215,000	Freddie Mac, Series 2938, Class ND	5.00	10/15/33	2,214,646
1,105,000	Freddie Mac, Series 2941, Class XD	5.00	5/15/33	1,105,638
1,845,000	Freddie Mac, Series 2950, Class ND	5.00	6/15/33	1,844,563
1,810,000	Freddie Mac, Series 2976, Class HP	4.50	1/15/33	1,810,883
987,533	Freddie Mac, Series T-41, Class 3A	7.50	7/25/32	1,052,654
525,763	Freddie Mac, Series T-59, Class 1A2	7.00	10/25/43	557,828
14,613	Government National Mortgage Association, Pool #424989	6.00	10/15/33	15,084
306,613	Government National Mortgage Association, Pool #580834	6.00	6/20/34	316,189
92,683	Government National Mortgage Association, Pool #616201	6.00	1/15/34	95,658
1,380,778	Government National Mortgage Association, Pool #616522	6.00	7/20/34	1,422,073
1,022,568	Government National Mortgage Association, Pool #616528	6.00	7/15/34	1,055,465
1,985,694	Government National Mortgage Association, Pool #616571	6.50	8/20/34	2,066,739
1,770,000	Government National Mortgage Association, Series 2003-116, Class ND	3.75	6/20/26	1,761,567
1,425,000	Government National Mortgage Association, Series 2004-11, Class QE	5.00	12/16/32	1,423,894
900,000	Government National Mortgage Association, Series 2004-26, Class GD	5.00	11/16/32	908,534

	Total U.S. Government Agency Mortgages (cost $79,936,888)			80,334,318

	Corporate Bonds — 25.22%
380,000	21ST Century Insurance	5.90	12/15/13	397,895
1,630,000	Agfirst Farm Credit Bank	8.39	12/15/16	1,888,763

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$746,000	Allstate Corp.	5.55	5/9/35	$771,954
590,000	America Movil SA	5.75	1/15/15	599,064
417,004	America West Airlines, Series 1999-1	7.93	1/2/19	461,269
1,755,000	American General Corp., Series B*	8.13	3/15/46	2,382,412
525,000	American General Finance	4.88	5/15/10	530,090
97,000	Auburn Hills Trust	12.38	5/1/20	146,860
1,495,000	Autopista Del Maipo*	7.37	6/15/22	1,761,155
325,230	BAE Systems 2001 Asset Trust*	7.16	12/15/11	348,579
560,000	Barclays Bank PLC	6.28	12/15/49	578,200
445,000	BFC Finance Corp., Series 1996-A	7.38	12/1/17	526,626
1,080,000	BNP Paribas*	5.19	12/31/49	1,091,898
1,485,000	British Telecom PLC	8.88	12/15/30	2,096,307
1,018,000	Celulosa Arauco*	5.63	4/20/15	1,039,493
720,000	Centex Corp.	5.25	6/15/15	719,402
50,000	Cleveland Electric Illumination	7.43	11/1/09	55,625
990,000	Consumers Energy Corp.	4.00	5/15/10	965,532
870,000	Consumers Energy	5.00	2/15/12	884,340
5,000	Continental Cablevision	9.00	9/1/08	5,667
782,000	DaimlerChrysler North America Holding Corp.	4.75	1/15/08	785,022
653,000	Delta Air Lines	6.42	7/2/12	686,982
720,000	Dobie Center Properties, Ltd.*	6.41	5/1/08	765,256
770,000	Dobie Center Properties, Ltd.*	6.46	5/1/09	825,128
725,000	Downey Financial Corp.	6.50	7/1/14	774,786
922,000	Duke Capital Corp., LLC	4.30	5/18/06	923,918
569,000	Eastern Energy, Ltd.*	6.75	12/1/06	588,204
415,000	Enterprise Products Operation*	4.95	6/1/10	416,952
237,000	Enterprise Products Operations*	7.50	2/1/11	266,329
301,000	Enterprise Products Operations*	5.00	3/1/15	295,561
790,000	Farmers Exchange Capital*	7.20	7/15/48	858,138
1,005,000	Ford Motor Credit Co.	6.88	2/1/06	1,015,045
560,000	Ford Motor Credit Co.	5.80	1/12/09	531,606
1,030,000	FPL Group Capital, Inc.	4.09	2/16/07	1,029,683
1,116,000	General Motors Acceptance Corp.	6.75	1/15/06	1,124,805
690,000	Goldman Sachs Group, Inc.	4.75	7/15/13	689,422
505,000	Goldman Sachs Group, Inc.	5.13	1/15/15	514,368
1,450,000	Halliburton Co.	6.00	8/1/06	1,476,534
955,000	Harrah’s Operating Co., Inc.*	5.63	6/1/15	972,713
1,200,000	Health Care Services Corp.*	7.75	6/15/11	1,393,286
295,000	HSBC Bank USA	5.88	11/1/34	321,471
1,485,000	HSBC Finance Corp.	5.00	6/30/15	1,496,593
85,000	Hydro-Quebec	8.25	4/15/26	124,631
80,000	Hydro-Quebec	8.50	12/1/29	123,200
135,000	Indiana Michigan Power Co.	6.13	12/15/06	138,713
1,721,000	JP Morgan Chase Capital XV	5.88	3/15/35	1,766,460
1,790,000	Mantis Reef, Ltd.*	4.69	11/14/08	1,794,476
383,000	Merrill Lynch & Co.	5.00	1/15/15	392,166
2,135,000	Mizuho Finance (Cayman)	8.38	4/27/49	2,334,622
565,000	Newmont Mining Inc.	5.88	4/1/35	575,742
1,244,533	Northwest Airlines, Inc.	6.26	11/20/21	1,294,178
475,000	OneAmerica Financial Partners, Inc.*	7.00	10/15/33	559,660
94,247	PF Export Receivables Master Trust	6.60	12/1/11	100,231
582,786	PLC Trust, Series 2003-1*	2.71	3/31/06	580,758

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$885,000	Sappi Papier Holding AG*	6.75	6/15/12	$945,769
1,515,000	SBC Communications	4.13	9/15/09	1,502,445
200,000	SBC Communications	6.15	9/15/34	216,647
1,125,000	Sempra Energy	4.62	5/17/07	1,130,312
520,000	Simon Property Group LP*	4.60	6/15/10	520,289
791,000	TCI Communications, Inc.	8.75	8/1/15	1,014,678
150,000	TCI Communications, Inc.	10.13	4/15/22	220,007
120,000	TCI Communications, Inc.	9.88	6/15/22	173,297
1,265,000	Telecom Italia Capital	5.25	11/15/13	1,284,234
950,000	TXU Australia Holdings	6.15	11/15/13	1,037,791
475,000	TXU Energy Co. LLC	7.00	3/15/13	529,735
1,343,000	Tyco International Group SA	6.75	2/15/11	1,490,867
373,000	Tyco International Group SA	7.00	6/15/28	449,835
1,252,000	Tyco International Group SA	6.88	1/15/29	1,494,434
50,000	United Mexican States	8.38	1/14/11	58,200
665,000	United Mexican States	6.75	9/27/34	704,900
1,039,000	Verizon New Jersey, Inc.	5.88	1/17/12	1,098,341
760,000	Westar Energy Inc.	5.95	1/1/35	779,378
2,162,000	Westfield Capital Corp.*	4.38	11/15/10	2,158,625
50,000	Weyerhaeuser Co.	7.13	7/15/23	55,964
655,000	Weyerhaeuser Co.	7.38	3/15/32	772,360
830,000	Xcel Energy, Inc.	7.00	12/1/10	923,366

	Total Corporate Bonds (cost $60,851,449)			63,349,244

	Collateralized Mortgage Obligations — 17.57%
1,740,000	American Home Mortgage Investment Trust, Series, 2005-2, Class 5A3	5.08	8/25/35	1,740,000
1,770,000	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3	4.88	11/10/42	1,809,796
1,990,000	Banc of America Mortgage Securities, Series 2004-G, Class 2A6	4.66	8/25/34	2,023,852
176,653	Chase Commercial Mortgage Securities Corp., Series 1996-2, Class A2	6.90	11/19/28	179,091
987,769	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2	6.50	6/25/34	1,019,563
1,080,248	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2	6.75	8/25/34	1,121,770
306,370	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1	6.00	2/25/34	309,958
1,052,487	Countrywide Alternative Loan Trust, Series 2004-J8, Class 1A1	7.00	9/25/34	1,103,837
1,833,164	Countrywide Alternative Loan Trust, Series 2005-J6, Class 2A1	5.50	7/25/25	1,858,353
34,183	Countrywide Home Loans, Series 2002-27, Class A5	5.50	12/25/32	34,103
1,774,385	Countrywide Home Loans, Series 2002-34, Class A15	4.75	1/25/33	1,775,382
96,351	Countrywide Home Loans, Series 2003-1, Class 1A6	4.75	3/25/33	96,282
113,157	Countrywide Home Loans, Series 2003-BC3, Class N*	8.00	9/25/33	113,904
539,249	CS First Boston Mortgage Securities Inc., Series 1999-C1, Class A1	6.91	9/15/41	549,160
943,372	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class A3	7.38	4/18/29	978,409
711,629	GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3	6.87	7/15/29	743,090
771,000	GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class C	6.91	4/15/29	818,309
1,149,661	GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A1	5.99	4/15/34	1,173,363
115,823	Green Tree Financial Corp., Series 1996-2, Class A4	7.20	4/15/27	120,775
121,760	Green Tree Financial Corp., Series 1999-2, Class A3	6.08	12/1/30	123,475
2,493,000	GS Mortgage Securities Corporation II, Series 2005-GG4, Class AJ*	4.78	7/10/39	2,514,101
1,247,000	GS Mortgage Securities Corporation II, Series 2005-GG4, Class G*	5.45	7/10/39	1,255,556
1,265,000	Impac Secured Assets Corp., Series 2005-1, Class 3A1	4.99	6/1/35	1,268,037
1,427,506	JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class A3	7.09	9/15/29	1,486,776
1,190,000	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A2	4.82	4/15/30	1,216,426
1,245,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AM	4.79	7/15/40	1,255,997
270,187	Master Alternative Loans Trust, Series 2004-3, Class 8A1	7.00	4/25/34	276,415

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations (continued)
$793,707	Master Alternative Loans Trust, Series 2004-5, Class 6A1	7.00	6/25/34	$806,222
725,941	Master Alternative Loans Trust, Series 2005-1, Class 5A1	5.50	1/25/20	741,660
428,162	Master Alternative Loans Trust, Series 2005-2, Class 5A1	6.50	12/25/34	436,262
212,814	Master Asset Securitization Trust, Series 2003-6, Class 8A1	5.50	7/25/33	214,210
1,056,640	Master Asset Securitization Trust, Series 2003-9, Class 2A7	5.50	10/25/33	1,073,816
1,289,137	Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class B1	3.81	12/21/34	1,239,634
1,376,960	Morgan Stanley Capital I, Series 1997-ALIC, Class C	6.84	1/15/28	1,388,748
1,104,000	Mortgage Capital Funding, Inc., Series 1996-MC1, Class C	7.80	6/15/28	1,126,292
1,271,000	Nationslink Funding Corp., Series 1998-2, Class E	7.11	8/20/30	1,385,034
1,202,855	Park Place Securities Net Interest Margin Trust, Series 2005-WCH1, Class A*	4.00	2/25/35	1,199,622
271,000	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF6	4.78	7/25/35	271,000
1,202,669	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3	5.50	7/25/25	1,215,417
95,106	Residential Asset Securitization Trust, Series 2002-A13, Class A3	5.00	12/25/17	95,146
51,688	Vanderbilt Mortgage Finance, Series 2001-C, Class A2	4.24	8/7/14	51,660
1,205,000	Washington Mutual, Series 2003-AR11, Class A6	3.99	10/25/33	1,191,430
1,050,000	Washington Mutual, Series 2004-AR5, Class A6	3.86	6/25/34	1,032,855
1,766	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3	6.00	12/25/32	1,764
1,880,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6	4.00	8/25/34	1,875,676
1,835,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A14	4.11	4/25/09	1,829,265

	Total Collateralized Mortgage Obligations (cost $44,210,207)			44,141,493

	U.S. Treasury Notes — 13.64%
1,720,000	U.S. Treasury Notes	3.00	12/31/06	1,704,210
10,234,000	U.S. Treasury Notes	3.38	2/15/08	10,159,640
5,343,000	U.S. Treasury Notes	3.00	2/15/09	5,216,104
1,627,000	U.S. Treasury Notes	3.63	7/15/09	1,621,598
6,499,000	U.S. Treasury Notes	5.00	8/15/11	6,928,799
1,737,000	U.S. Treasury Notes	4.75	5/15/14	1,843,120
5,502,000	U.S. Treasury Notes	6.00	2/15/26	6,779,064

	Total U.S. Treasury Notes (cost $33,234,532)			34,252,535

	Asset Backed Securities — 4.34%
57,274	Advanta Mortgage Loan Trust, Series 2000-2, Class A6	7.72	3/25/15	59,235
2,195,000	Capital One Multi-Asset Execution Trust, Series 2004-B3, Class B3	3.95	1/18/22	2,246,793
1,125,000	Capital One Multi-Asset Execution Trust, Series 2005-B1, Class B1	4.90	12/15/17	1,151,937
33,333	Centex Home Equity, Series 2000-D, Class A6	6.93	1/25/31	33,528
63,370	Centex Home Equity, Series 2002-A, Class AF6	5.54	1/25/32	63,909
1,100,000	Drive Auto Receivables Trust, Series 2004-1, Class A3*	3.50	8/15/08	1,092,377
509,244	Green Tree Home Improvement Loan Trust, Series 1998-E, Class HIB1	7.79	2/15/15	515,057
721,000	Green Tree Home Improvement Loan Trust, Series 1999-E, Class B1	10.34	3/15/15	725,150
40,000	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.27	6/15/29	44,433
1,644	Heller Equipment Asset Receivable Trust, Series 1999-2, Class A4	6.79	3/14/07	1,644
885,302	MMCA Automobile Trust, Series 2002-2, Class A4	4.30	3/15/10	884,850
1,420,697	MMCA Automobile Trust, Series 2002-3, Class A4	3.57	8/17/09	1,418,047
718,163	MMCA Automobile Trust, Series 2002-4, Class A4	3.05	11/16/09	713,395
480,508	Park Place Securities NIM Trust, Series 2004-MCW1, Class A*	4.46	9/25/34	480,508
164,349	Ryder Vehicle Lease Trust, Series 1999-A, Class A5	7.13	10/16/06	164,569
107	Saxon Net Interest Margin Trust, Series 2003-A, Class A	6.66	8/26/33	107
23,730	UCFC Home Equity Loan, Series 1998-B, Class A8	6.18	10/15/29	23,876
1,285,000	WFS Financial Owner Trust, Series 2005-1, Class D	4.09	8/17/12	1,277,614

	Total Asset Backed Securities (cost $10,882,601)			10,897,029

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Taxable Municipal Bond — 4.16%
$195,000	Allegheny County PA, Residential Finance Authority, Mortgage Revenue, Zero Coupon (FHA)	0.00	8/1/28	$35,529
60,000	Allegheny County PA, Residential Finance Authority, Mortgage Revenue, Zero Coupon (FHA)	0.00	8/1/28	10,817
1,015,000	Calexico California, Community Redevelopment Agency Tax Allocation, Series B	4.22	8/1/12	1,004,850
130,000	Clearfield City Utah Multi-Family, Revenue, Local Housing	6.65	11/1/07	133,088
45,000	Delaware River Port Authority, Revenue, Port District Project, Series A	7.32	1/1/08	48,375
125,000	Denver Colorado City & County Special Facilities Airport Revenue, Series B	7.25	1/1/10	139,063
990,000	Hoboken New Jersey, GO (MBIA)	5.33	2/1/18	1,064,250
970,000	Houston Texas Apartment Systems Revenue, Rental Car Project (FGIC)	6.88	1/1/28	1,219,775
40,000	Illinois State, GO, Pension Funding	4.95	6/1/23	41,200
40,000	Indiana Bond Bank, Revenue, Series 4 (MBIA)	4.37	7/15/14	39,600
70,000	Los Angeles California Community Redevelopment Agency (MBIA)	5.60	7/1/18	74,375
515,000	New York City Mortgage Loan Trust, Series 1996, A3*	6.75	9/25/19	565,563
1,710,000	Norristown PA, Series 1998	7.00	10/15/18	2,032,762
120,000	Phoenix Arizona Civic Improvements, Corporate Exise Tax Revenue (MBIA)	6.15	7/1/05	120,000
1,185,000	Pico Rivera CA, Water Authority	6.45	5/1/09	1,282,762
140,000	Reno Nevada Redevelopment Agency, Recreational Facility Improvements (RADIAN)	6.75	6/1/07	146,475
810,000	San Diego CA, Pub Jack Murphy Stadium, Revenue, Recreational Facility Improvements	6.85	2/1/06	823,802
5,000	South Dakota Student Loan Finance Corp., Student Loan Revenue, Series 1D (Asset GTY)	7.85	8/1/09	5,004
1,579,000	Waterbury Connecticut, GO, Series B (FSA)	5.43	4/1/09	1,622,423
45,000	York County Pennsylvania Industrial Developement Authority, Economic Development Revenue (FGIC)	6.43	10/1/08	48,769

	Total Taxable Municipal Bond (cost $9,658,103)			10,458,482

	Short-Term Investments — 4.08%
253	Eurodollar Time Deposit	1.00	7/1/05	253
10,259,000	State Street Time Deposit	3.00	7/1/05	10,259,000

	Total Short-Term Investments (cost $10,259,253)			10,259,253

	Total Investments (cost $249,033,033) (a) — 100.99%			253,692,354
	Liabilities in excess of other assets — .99%			(2,501,897)

	Net Assets — 100.00%			$251,190,457

Percentages	indicated are based on net assets of $251,190,457.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

FHA — Federal Housing Administration

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance, Inc.

GO — General Obligation

GTY — Guaranteed

MBIA — Municipal Bond Insurance Association

RADIAN — Radian Group, Inc.

TBA — Security is subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2005

The Table Below sets forth the diversification of the corporate bonds held by the Fixed Income Portfolio by Industry:

Industry	Percent of Net Assets
Industrial	2.13%
Capital Goods	1.82%
Consumer Cyclical	1.86%
Consumer Non-Cyclical	0.70%
Energy	0.82%
Transportation	0.99%
Communications	3.32%
Utility	3.93%
Finance	9.34%
Miscellaneous	0.31%

Total Corporate Bonds	25.22%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds — 89.92%
	Alabama — 0.61%
$625,000	Alabama Housing Financial Authority, AMT	5.65	6/1/08	$670,513
20,000	Birmingham Alabama Industrial Water Supply Revenue, Prerefunded 1/1/7 @ 100	6.20	7/1/08	20,622
60,000	Birmingham Alabama Medical Clinic Revenue, ETM	7.30	7/1/05	60,000
690,000	Birmingham Alabama Special Care Facilities, Methodist Home For Aging (LOC)	5.00	3/1/14	725,170
500,000	Birmingham Baptist Medical Center Alabama, Special Care Facilities Financing Authority Revenue, Baptist Health Systems, Inc.	5.80	11/15/16	528,290
340,000	Gadsden Alabama East Medical Clinic, Hospital Revenue, Baptist Hospital of Gadsden, ETM	6.90	7/1/07	352,896
120,000	Lauderale County & Florence Alabama, ETM	7.00	7/1/07	124,567
500,000	Tuscaloosa Alabama Educational Building Authority Revenue (XLCA)	5.13	8/15/13	536,720

				3,018,778

	Alaska — 0.08%
400,000	Anchorage Alaska, Series A (FGIC)	4.80	4/1/13	418,328

	Arizona — 4.25%
55,000	Maricopa County Arizona Hospital Revenue, Sun City Community Hospital, Series A, ETM	7.88	1/1/07	57,613
2,000,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.00	10/20/31	2,176,179
2,510,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.05	10/20/36	2,703,570
195,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.00	7/1/06	196,238
310,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.00	7/1/07	313,543
320,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.00	7/1/08	324,499
100,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.50	7/1/09	103,051
345,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.50	7/1/10	356,823
365,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.50	7/1/11	377,377
380,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.50	7/1/12	392,415
395,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.75	7/1/13	413,431
250,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.00	7/1/14	265,803
335,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.00	7/1/15	355,830
460,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.13	7/1/16	495,457
430,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.13	7/1/17	462,951
250,000	Oro Valley Arizona Oracle Road Improvement District	5.00	1/1/13	264,378
615,000	Phoenix Health Facilities Authority Hospital, ETM	6.25	9/1/11	646,248
75,000	Pima County Arizona Hospital Revenue, ETM	6.40	4/1/07	78,064
850,000	Pinal County Arizona Certificates Participation	3.50	12/1/08	852,686
145,000	Pinal County Arizona Certificates Participation	4.00	12/1/10	147,179
1,895,000	Pinal County Arizona Certificates Participation	5.00	12/1/14	2,057,705
2,420,000	Pinal County Arizona Certificates Participation	5.25	12/1/15	2,668,994
230,000	Pinal County Arizona Community College (AMBAC)	5.25	7/1/07	241,403
245,000	Pinal County Arizona Community College (AMBAC)	5.25	7/1/08	262,371
95,000	Pinal County Arizona Community College (AMBAC)	4.75	7/1/09	101,259
175,000	Pinal County Arizona Community College (AMBAC)	4.80	7/1/09	186,778
2,200,000	Pinal County Individual Development Authority Correctional Facilities, Florence West Prison, Series A	3.88	10/1/09	2,222,616
1,500,000	Scottsdale Arizona Industrial Development Authority, Hospital Revenue, Series A (AMBAC)	6.00	9/1/12	1,617,269
400,000	Show Low Arizona Industrial Development Authority, Navapache Regional Medical Center, Series A (ACA)	5.13	12/1/06	409,528
300,000	Yuma Arizona Industrial Develoment Multi-Family (GNMA)	5.40	12/20/17	300,744

				21,052,002

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Arkansas — 0.62%
$135,000	Arkansas State Development Finance Authority Revenue, Series A (FSA)	3.75	11/1/17	$132,768
11,466	Drew County Arkansas Public Facility Board, Single Family, Series A-2 (FNMA)	7.90	8/1/11	11,597
60,000	Jefferson County Arkansas Health Care, ETM	7.40	12/1/10	67,817
500,000	North Little Rock Arkansas Health Facilities Board of Health Care Revenue (CIFG)	4.00	12/1/11	511,910
1,025,000	North Little Rock Arkansas Health Facilities Board of Health Care Revenue (CIFG)	4.00	12/1/16	1,016,626
500,000	Pine Bluff Arkansas Industrial Development Revenue	5.50	11/1/07	530,090
700,000	Springdale Arkansas Sales & Use Tax Revenue	4.00	7/1/16	712,187
7,685	Stuttgart Arkansas Public Facilities Board Refunding, Single Family Mortgage, Series B	7.75	9/1/11	7,701
85,000	Union County Arkansas Residential Housing Facilities Board Revenue, ETM	7.88	10/1/10	97,535

				3,088,231

	California — 3.68%
165,000	Abag Finance Authority for Non-Profit Companies, American Baptists Homes	5.50	10/1/07	167,653
500,000	Abag Finance Authority for Non-Profit Corporations, Rhoda Haas Goldman Plaza	5.13	5/15/15	529,370
435,000	Bay Area Government Association, California Bay Area Rapid Transit, (AMBAC)	4.88	6/15/09	436,135
800,000	California Education Facilities Authority Revenue, University of San Diego (AMBAC)	4.75	10/1/15	836,456
255,000	California State	6.25	4/1/08	276,670
100,000	California State	4.00	2/1/09	103,051
100,000	California State	5.00	3/1/09	106,546
100,000	California State	6.75	8/1/10	115,930
250,000	California State	6.30	9/1/11	290,233
50,000	California State, Water Residential Development	5.10	3/1/10	50,206
1,000,000	California Statewide Communities Development Authority, Daughters of Charity, Series F	5.00	7/1/07	1,034,370
350,000	California Statewide Communities Development Authority, Health Care, Mountain Shadows, Series A (ACA)	4.35	7/1/12	356,759
1,205,000	California Statewide Communities Development Authority, Multi-Family, Pioneer Park, Series T, AMT (GNMA)	6.10	12/20/20	1,303,580
80,000	Colton California Redevelopment Agency, ETM	7.25	8/1/11	90,231
1,215,000	Contra Costa California Home Mortgage Finance Authority ETM, Zero Coupon (MBIA)	0.00	9/1/17	581,305
60,000	Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests Apartments, Series C, AMT (FNMA)	4.85	5/1/11	61,975
10,000	Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)	6.70	6/1/24	10,055
85,000	Emeryville California Redevelopment Agency, ETM	7.50	9/1/11	96,395
25,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.15	8/1/07	25,160
19,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.15	8/1/07	19,179
75,000	Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects (GNMA)	6.65	5/20/08	76,696
3,115,000	Kern County California Housing Authority, Multi-Family, Pioneer Pines, Series A (GNMA)	6.15	10/20/43	3,463,100
630,000	Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A (FNMA)	7.40	6/15/10	661,015
295,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series A, AMT (FNMA)	5.70	12/1/27	301,089
650,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Mandatory 12/1/07 Put @ 100, AMT (FNMA)	5.85	12/1/27	668,896
5,000	Madera California Community Hospital Revenue, ETM	8.00	5/1/06	5,216

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	California (continued)
$2,335,000	Manteca California Financing Authority Sewer Revenue, Series B	5.00	12/1/33	$2,459,246
50,000	Modesto California Irrigation District Certificates of Participation (MBIA), ETM	5.00	10/1/17	50,235
20,000	Montclair California Redevelopment Agency Residential Mortgage Revenue (FNMA), ETM	7.75	10/1/11	23,037
45,000	Rialto California Redevelopment Agency Multi-Family Housing (FNMA)	5.60	11/1/06	44,384
120,000	Riverside County California Housing Authority Breezewood Apartments Project, Series B (MBIA)	5.00	6/1/19	123,576
50,000	Sacramento California Municipal Utilities District Electricity Revenue, Series F, ETM	5.38	12/1/13	54,623
45,000	Sacramento California Municipal Utilities District Electricity Revenue,White Rock Project, ETM	6.75	3/1/10	49,383
355,000	Sacramento California Municipal Utilities, ETM	6.13	6/1/11	389,651
100,000	San Bernardino California Redevelopment Agency, Single Family Residential Mortgage, ETM	7.13	1/1/11	112,411
2,875,000	Santa Ana California Financing Authority Revenue, South Harbor Boulevard, Series B	5.13	9/1/19	3,074,553
50,000	Torrance California Hospital Revenue, Prerefunded 12/1/05 @ 100	7.10	12/1/15	50,924
110,000	Turlock California Public Financing Authority	5.25	9/1/15	117,117
10,000	Villa View Community Hospital Income, California Revenue	7.50	7/1/08	10,680

				18,227,091

	Colorado — 1.54%
80,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.60	12/1/12	83,705
120,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.80	12/1/17	126,020
310,000	Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)	4.88	12/1/28	321,985
10,000	Aurora Colorado Housing Authority, Single Family Mortgage Revenue	7.30	5/1/10	10,028
180,000	Boulder County Colorado Hospital Revenue, Development Project	5.05	12/1/05	181,487
1,070,000	Colorado Educational and Cultural Facilities Authority Revenue	5.00	6/15/14	1,187,090
2,355,000	Colorado Educational and Cultural Facilities Authority Revenue	4.10	8/15/14	2,462,459
40,000	Colorado Housing Financial Authority	6.50	5/1/16	40,768
53,000	Colorado Housing Financial Authority	6.55	5/1/25	53,550
125,000	Colorado Housing Financial Authority (FHA)	5.70	10/1/21	125,178
230,000	Colorado Housing Financial Authority, AMT	5.20	12/1/05	231,233
245,000	Colorado Housing Financial Authority, AMT	6.40	11/1/24	245,816
70,000	Denver Colorado City & County Multi-Family Housing (FHA)	4.70	7/1/08	72,442
30,000	Denver Colorado City & County Multi-Family Housing, AMT (FHA)	5.10	11/1/07	30,870
195,000	Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA)	5.40	9/20/10	202,903
1,750,000	Interlocken Meteropolitan District Colorado, Series A	5.75	12/15/11	1,925,630
279,000	University of Colorado Registrants Participation Institutes	6.00	12/1/13	304,492

				7,605,656

	Connecticut — 0.97%
740,000	Connecticut State Health and Educational Facilities Authority Revenue, Griffin Hospital, Series B (RADIAN)	5.00	7/1/15	807,429
3,850,000	Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put 12/1/08 @100	4.75	12/1/28	3,970,544

				4,777,973

	Delaware — 0.71%
5,000	Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula United, Series A	6.00	5/1/09	5,183
1,160,000	Delaware State Economic Development Authority Revenue, Water Development, Wilmington, Series B	6.45	12/1/07	1,251,512
820,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.00	6/1/08	852,956

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Delaware (continued)
$575,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.25	6/1/09	$606,878
450,000	Delaware State Health Facilities Authority Revenue, Medical Center of Delaware, Series B, Prerefunded 10/01/06 @ 101	6.50	10/1/13	475,434
100,000	Delaware State Health Facilities Authority Revenue, Nanticoke Hospital, Series A (RADIAN)	4.50	5/1/14	102,893
185,000	Sussex County Delaware Single Family Mortgage, ETM	7.50	3/1/10	206,244

				3,501,100

	District of Columbia — 0.46%
100,000	District of Columbia Certificates Participation	5.25	1/1/09	106,813
40,000	District of Columbia Hospital Revenue, Series A, ETM	5.25	8/15/12	41,810
140,000	District of Columbia Housing Finance Agency (Asset GTY)	4.85	6/1/08	140,543
105,000	District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT (FHA)	5.00	2/1/08	107,020
1,115,000	District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT (FNMA/GNMA)	6.25	12/1/28	1,130,934
215,000	District of Columbia Revenue, American Association of Advancement of Science	5.25	1/1/16	228,999
250,000	District of Columbia Revenue, Georgetown University, Series A	6.00	4/1/18	273,670
220,000	District of Columbia, Series B (FSA)	5.50	6/1/14	240,618

				2,270,407

	Florida — 2.65%
55,000	Altamonte Springs Florida Health Facilities Authority Hospital Revenue, Adventist Health/Sunbelt, Series B	5.13	11/15/18	55,539
2,290,000	Broward County Florida Educational Facilities Authority Revenue, Nova Southeastern, Series B	6.25	4/1/15	2,605,677
135,000	Broward County Florida Water & Sewer Utility Revenue, Prerefunded 9/01/06 @ 100	6.88	9/1/08	139,745
50,000	Dade City Florida, Governmental Leasing Corp., Certificates of Participation	9.00	4/1/20	13,005
25,000	Dade County Florida Health Facilities Authority, Hospital Revenue, ETM	6.75	5/1/08	26,637
50,000	Dade County Florida Special Obligation, Miami Beach Convention Center Project (FGIC), ETM	8.63	12/1/07	53,916
2,060,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.75	11/15/07	2,249,293
130,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.75	11/15/07	141,946
120,000	Florida State Board of Education, Public Education, ETM	6.00	5/1/06	121,472
155,000	Florida State Board of Regents University System (RADIAN)	5.88	5/1/16	171,577
1,695,000	Florida State Correctional Facilities Revenue, Custody Recipients	4.00	11/15/15	1,683,576
760,000	Hillsborough County Florida Educational Facilities Authority Revenue, University of Tampa (RADIAN)	5.75	4/1/18	824,699
225,000	Key West Florida Utilities Board, Electricity Revenue, Series 1980 D, ETM	9.00	10/1/07	241,643
30,000	Key West Florida Utilities Board, Electricity Revenue, (AMBAC)	9.75	10/1/13	38,174
1,000,000	Lakeland Florida Electric & Water Revenue ETM	5.75	10/1/19	1,121,499
55,000	Lee County Florida Justice Center Complex Income Improvement Revenue, Series A, (MBIA)	11.13	1/1/11	68,168
80,000	Martin Memorial Hospital Association Income Stuart Florida Revenue, ETM	7.50	10/1/08	86,164
255,000	Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing, Section 8	6.63	1/15/09	263,150
500,000	Miami-Dade County Florida Special Obligation, Zero Coupon	0.00	10/1/35	431,255
225,000	Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement Center, ETM	8.75	10/1/09	252,925
700,000	Orange County Florida Health Facilities Authority Revenue, Regional Healthcare System, Series D	5.75	10/1/13	777,154
25,000	Palm Beach County Florida Health Facilities Revenue, ETM	9.50	8/1/13	31,530

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Florida (continued)
$880,000	Pasco County Florida Housing Finance Authority, Multi-family Revenue, AXA, Mandatory Put 6/1/8 @ 100	5.50	6/1/27	$896,358
450,000	Pasco County Florida Revenue, GO, ETM (MBIA)	6.38	8/1/08	474,246
65,000	St. Johns County Florida Industrial Development Authority, Series A (MBIA)	5.50	3/1/17	69,677
25,000	Tampa Florida Allegany Health Systems – St. Marys, ETM	5.75	12/1/07	25,472
30,000	Tampa Florida Excise Tax, Revenue Bond, ETM	6.13	10/1/07	30,925
75,000	Tampa Florida Water and Sewer Revenue, ETM	6.60	4/1/08	80,069
115,000	Vero Beach Florida Electricity Revenue, ETM	6.50	12/1/07	120,452

				13,095,943

	Georgia — 1.37%
350,000	Athens Georgia Water & Sewer Revenue, ETM	6.20	7/1/08	375,788
75,000	Atlanta Georgia New Public Housing Authority	5.00	5/1/08	79,482
25,000	Clarke County Georgia Hospital Authority Revenue, ETM	9.88	1/1/06	25,863
5,000	Clayton County Georgia Housing Authority Multi-Family, AMT (FNMA)	5.75	1/1/13	5,193
40,000	De Kalb County Georgia Water & Sewer Revenue, ETM	5.75	10/1/06	40,817
190,000	Emanuel County Georgia	5.15	8/1/10	196,137
60,000	Forsyth County Georgia Hospital Authority Revenue Antic Certificates Georgia Baptist Health Care Systems Project, ETM	6.00	10/1/08	62,900
1,575,000	Fulton County Georgia Development Authority	5.75	3/1/14	1,611,036
385,000	Gwinnett County Georgia Multi-Family, Mandatory Put 4/1/06 @ 100 (FNMA)	5.50	4/1/26	383,806
260,000	Savannah Georgia Economic Development Authority	6.20	10/1/09	279,256
200,000	Savannah Georgia Economic Development Authority	6.50	10/1/13	227,894
565,000	Savannah Georgia Economic Development Authority (ACA)	6.88	11/15/11	632,495
2,685,000	Savannah Georgia Hospital Authority Revenue, St. Joseph/Candler Health System	5.25	7/1/23	2,851,014

				6,771,681

	Hawaii — 0.21%
640,000	Hawaii State Housing & Community Development Corp., Multifamily Housing Revenue, Sunset Villas (GNMA)	5.75	1/20/36	674,374
335,000	Hawaii State Housing Finance & Development, AMT (FNMA)	5.20	7/1/12	347,405

				1,021,779

	Idaho — 0.36%
95,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.15	11/1/05	95,712
95,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.20	11/1/06	95,763
105,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.30	11/1/07	105,856
110,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.40	11/1/08	110,913
110,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.50	11/1/09	110,944
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.60	11/1/10	5,044
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.70	11/1/11	5,046
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.80	11/1/12	5,047
75,000	Idaho Falls Idaho Electricity Revenue, ETM	6.75	4/1/09	80,954
35,000	Idaho Housing & Financial Assistance, Series Sub-B, AMT	5.65	7/1/09	35,159

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Idaho (continued)
$35,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series Sub-C, AMT	5.25	7/1/11	$35,072
60,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series F-2, AMT	5.10	7/1/12	61,270
960,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series E, Class 111, AMT	5.30	1/1/22	976,234
40,000	Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT	5.80	7/1/07	40,155

				1,763,169

	Illinois — 11.98%
510,000	Addison Illinois Single Family Mortgage Revenue, ETM	7.50	4/1/11	581,844
30,000	Alton Illinois Hospital Facilities Revenue & Refunded, Alton Memorial Hospital Project, ETM	7.00	7/1/05	30,000
530,000	Bedford Park Illinois Water Revenue, AMT (ACA)	6.00	12/15/08	562,940
535,000	Chicago Illinois City Colleges, Chicago Capital Improvement	6.00	1/1/11	601,827
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.25	6/1/08	41,389
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.35	6/1/09	41,829
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.45	6/1/10	42,012
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.50	6/1/11	58,175
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.55	6/1/12	58,580
475,000	Chicago Illinois, O’Hare International Airport Revenue, Second Lien Passenger Facility, Series D	5.50	1/1/17	520,239
600,000	Chicago Illinois, Series A	5.25	1/1/08	620,772
500,000	Cicero Illinois Tax Increment, Series A (XLCA)	5.00	1/1/12	543,785
1,000,000	Cook County Illinois School District Number 99 Cicero (FGIC)	9.00	12/1/15	1,348,129
35,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM	7.00	1/1/07	36,359
5,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC)	7.00	1/1/07	5,194
20,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA)	7.00	1/1/07	20,776
10,000	Dupage County Illinois Water & Sewer Revenue, ETM	5.20	1/1/07	10,221
25,000	Fairfield Illinois Economic Development Revenue, Wayne County Center Project	6.00	12/15/05	25,262
20,000	Grant Hospital Chicago Illinois Revenue, ETM	6.40	7/1/07	20,660
2,530,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.85	10/20/31	2,751,881
5,435,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.95	10/20/41	5,912,954
8,950,000	Hodgkins Illinois Tax Increment Revenue	7.63	12/1/13	9,316,233
2,125,000	Illinios Educational Facilities Authority Revenue, Zero Coupon	0.00	7/1/14	1,306,004
160,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.38	7/1/09	161,109
930,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers, Series A	5.60	7/1/19	947,483
60,000	Illinois Development Finance Authority Revenue, Debt Restructure East St. Louis	6.88	11/15/05	60,748
3,000,000	Illinois Development Finance Authority Revenue, Provena Health, Series A	5.25	5/15/12	3,187,199
5,000	Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA)	5.20	7/1/08	5,185
380,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago	4.25	3/1/34	381,623
365,000	Illinois Educational Facility Authority Revenue	4.60	10/1/08	374,782
495,000	Illinois Educational Facility Authority Revenue	5.00	10/1/13	526,710
500,000	Illinois Educational Facility Authority Revenue, Art Institute of Chicago, Mandatory Put 3/1/13 @ 100	4.10	3/1/34	501,280
65,000	Illinois Health Facilities Authorities, Loyola University, ETM	6.25	7/1/06	66,024
900,000	Illinois Health Facilities Authority Revenue, Covenant Retirement Communities, Series A (RADIAN)	4.60	12/1/12	929,610
6,500,000	Illinois Health Facilities Authority Revenue, Hospital Sisters Services Income, Series A	4.50	12/1/23	6,654,374

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Illinois (continued)
$215,000	Illinois Health Facilities Authority Revenue, Lutheran Social Services	6.13	8/15/10	$215,030
250,000	Illinois Health Facilities Authority Revenue, Michael Reese Hospital & Medical Center, ETM	6.75	12/1/08	267,520
85,000	Illinois Health Facilities Authority Revenue, Midwest Group Ltd. (ACA)	5.38	11/15/08	87,664
100,000	Illinois Health Facilities Authority Revenue, Rockford Health System (AMBAC)	5.13	8/15/15	105,099
645,000	Illinois Health Facilities Authority Revenue, Sinai Health System (FHA)	3.65	8/15/11	648,496
500,000	Illinois State Sales Tax Revenue	5.00	6/15/18	547,545
275,000	Kendall & Kane Counties Illinois Community School District Number 115 Yorkville	7.00	1/1/07	292,028
1,640,000	Lake County Illinois Community School District (FSA), Zero Coupon	0.00	12/1/17	973,455
90,000	Lake County Illinois Township, High School District Number 113, Highland Park, GO	8.10	12/1/12	117,063
180,000	Lake County Illinois, School District Number 109, Series B, GO	6.60	12/15/18	226,629
325,000	Madison & St. Clair Counties Illinois, School District Number 10 Collinsville, School Building (FGIC)	5.50	2/1/16	363,201
890,000	Maywood Illinois GO (XLCA)	4.00	1/1/13	917,305
1,280,000	Maywood Illinois GO (XLCA)	4.00	1/1/14	1,316,198
1,750,000	Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax, Mccormick Place, Series A	5.00	6/15/07	1,787,310
2,200,000	Oak Park Illinois Industrial Development Revenue, Mandatory Put 12/01/06 @ 100	5.50	12/1/11	2,252,206
2,190,000	Palatine Illinois Tax Increment Revenue (AMBAC)	5.00	1/1/15	2,296,850
25,000	Rockford Illinois Mortgage Revenue, Faust Landmark Apartments, Series A, AMT (FHA)	5.63	1/1/07	25,285
460,000	Rockford-Concord Commons Housing, Concord Commons Project (FHA)	6.15	11/1/22	477,172
25,000	Rockford-Concord Commons Housing, Concord Commons Project, Series A (FHA)	5.55	11/1/06	25,254
2,705,000	Round Lake Beach Illinois Tax Increment Revenue	3.25	12/15/08	2,629,260
1,875,000	Round Lake Beach Illinois Tax Increment Revenue	4.65	12/15/13	1,896,694
350,000	Sauk Village Illinois, Tax Increment, Series A	5.35	12/1/13	386,369
1,546,000	Schaumburg Illinois Special Assessment	6.75	12/1/28	1,629,345
445,000	Silvas Illinois Mortgage Revenue (FHA)	5.20	8/1/17	466,053
115,000	Southern Illinois University Revenue, ETM	6.75	4/1/07	121,494
350,000	Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue, AMT	5.90	2/1/14	358,547
605,000	Woodridge Illinois Multi-Family Revenue, Hawthorn Ridge, Series A (GNMA)	5.65	12/20/32	635,329

				59,317,593

	Indiana — 1.62%
340,000	Avon Indiana Municipal Facilities Corporation (AMBAC)	5.00	8/1/09	365,320
915,000	Clark County Indiana Hospitals Association (MBIA)	4.65	3/1/07	917,425
35,000	Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)	4.75	8/20/08	36,115
70,000	Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)	5.15	8/20/13	73,115
90,000	Indiana Health Facilities Financing Authority, Deaconess Hospital, Inc. (MBIA)	5.65	3/1/08	95,939
165,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.85	2/15/06	166,106
85,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.80	2/15/07	86,670
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.85	2/15/08	82,245
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.95	2/15/09	83,099
1,900,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Sisters of Saint Francis Health, Series A (MBIA)	5.13	11/1/17	2,011,074

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Indiana (continued)
$95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.10	2/15/06	$95,915
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.10	8/15/06	96,635
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.25	2/15/08	98,697
110,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.35	8/15/09	116,978
230,000	Indiana Health Facilities Financing Authority, Methodist Hospital Indiana, Series A. ETM	5.75	9/1/15	231,139
550,000	Indiana Health Facility Financing Authority Hospital Revenue, Sisters of St. Francis Health, Series A	5.00	11/1/10	583,814
500,000	Indiana State Financing Authority Toll Road Revenue	5.00	7/1/14	500,975
110,000	Indianapolis Indiana Utilities Revenue, ETM	7.00	6/1/08	118,021
1,390,000	Jasper Indiana Hospital Authority, Hospital Facility Revenue, Memorial Hospital Center Project	5.50	11/1/17	1,533,142
40,000	Lawrence Indiana Multi-Family Revenue, AMT (FNMA)	5.05	1/1/08	41,011
530,000	Lawrence Indiana Multi-Family Revenue, Mandatory Put 1/1/08 @100, AMT (FNMA)	5.15	6/1/24	543,504
125,000	Moorsville Indiana School Building Corporation, First Mortgage (FSA)	5.00	7/15/15	134,113

				8,011,052

	Kansas — 0.11%
35,000	Kansas State Development Finance Authority Multi-Family, AMT (LOC)	5.30	10/1/07	35,469
255,000	Kansas State Development Finance Authority Multi-Family, Mandatory Put 10/1/07 @100, AMT (LOC)	5.60	10/1/19	258,445
195,000	McPhearson Kansas Electric Utility, Partial Prerefunded 3/1/03 @ 100, ETM (AMBAC)	5.90	3/1/07	205,109
30,000	Wichita Kansas Hospital Revenue	6.88	3/1/07	32,025

				531,048

	Kentucky — 1.35%
25,000	Kentucky State Turnpike Authority Recovery Road Revenue, Zero Coupon	0.00	7/1/06	24,022
250,000	Kentucky State Turnpike Authority Resource Recovery, ETM	6.13	7/1/07	257,747
170,000	Kentucky State Turnpike Authority Resource Recovery, Recovery Road Revenue, ETM	6.63	7/1/08	179,155
130,000	Kentucky State Turnpike Authority Toll Road Revenue, Prerefunded 7/01/06 @ 100	5.50	7/1/07	133,544
300,000	Lexington-Fayette Urban County Government Kenturky Revenue, Transsylvania University Project	5.13	8/1/18	318,834
305,000	Louisville Kentucky Riverfront Corp., ETM	5.75	7/1/10	323,456
45,000	Louisville Kentucky Water Revenue, ETM	6.13	11/15/13	50,888
4,925,000	Marshall County Kentucky Public Property Corporation Revenue, Courthouse Facility Project	5.25	3/1/23	5,372,042

				6,659,688

	Louisiana — 2.05%
150,000	East Baton Rouge Parish Louisiana Hospital District No. 3, Woman’s Hospital Foundation, ETM	7.20	10/1/08	160,751
500,000	Houma-Terrebonne Public Financing Authority, Louisiana, Single Family Mortgage Revenue ETM (FHA)	7.30	4/1/10	588,045
30,000	Iberia Home Mortgage Authority, Louisiana Single Family	7.38	1/1/11	30,638
160,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.45	9/1/27	170,389
395,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.50	9/1/38	421,437
1,180,000	Louisiana Local Government Environmental Facilities Community Development Authority, Series A (AMBAC)	5.20	6/1/17	1,314,095
390,000	Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM	7.88	7/1/09	424,437
2,140,000	Louisiana State Military Department Custody Recipients	3.40	12/1/11	2,138,737

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Louisiana (continued)
$2,996,000	New Orleans Louisiana Home Mortgage Authority, ETM	6.25	1/15/11	$3,395,907
1,345,000	Tensas Parish Louisiana Law Enforcement District, Certificates of Participation	7.00	9/1/18	1,499,272

				10,143,708

	Maine — 0.06%
175,000	Maine Finance Authority Revenue, AMT (FSA)	5.20	7/1/18	175,000
15,000	Maine State Health Facilities Authority Revenue, ETM	6.63	9/1/05	15,096
115,000	Maine State Health Facilities Authority Revenue, Webber Hospital Association Project, ETM (AMBAC)	6.50	5/1/09	123,854

				313,950

	Maryland — 2.05%
55,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/06	55,974
55,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/07	56,494
65,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/08	67,510
110,000	Baltimore County Maryland Mortgage Revenue, Three Garden Village Project, Series A (FHLMC)	4.80	1/1/13	113,858
750,000	Maryland State Health & Higher Educational Facility Authority Revenue, Greater Baltimore Medical Center	5.00	7/1/25	771,465
25,000	Prince Georges County Maryland Housing Authority, Single Family Mortgage Revenue, Series A, AMT, SUB (FNMA/GNMA/FHLMC)	5.89	8/1/32	25,897
9,000,000	Tax Exempt Municipal Infrastructure Improvement Transit Maryland (a)	3.80	5/1/08	9,069,120

				10,160,318

	Massachusetts — 2.12%
440,000	Boston Massachusetts Industrial Development Finance Authority, Northend Community, Series A (FHA)	6.45	8/1/37	487,274
130,000	Boston Massachusetts Revenue, Deutsches Altenheim, Inc., Series A (FHA)	5.95	10/1/18	143,671
245,000	Massachusetts State Development Finance Agency Revenue, Hampshire College	2.50	10/1/05	244,356
255,000	Massachusetts State Development Finance Agency Revenue, Hampshire College	3.00	10/1/06	252,690
335,000	Massachusetts State Development Finance Agency Revenue, Series A (GNMA)	6.70	10/20/21	388,218
15,000	Massachusetts State Health & Education Facilities Authority, Beth Israel Hospital, ETM	5.75	7/1/06	15,194
4,250,000	Massachusetts State Health and Educational Facilities Authority Revenue, Massachusetts General Hospital, Series F	6.25	7/1/12	4,722,047
530,000	Massachusetts State Housing Finance Agency (Asset GTY)	4.85	9/1/13	552,032
145,000	Massachusetts State Housing Finance Agency, Housing Revenue, Single Family, Series 44	5.90	12/1/13	147,230
30,000	Massachusetts State Housing Finance Agency, Series A, AMT (MBIA)	6.13	12/1/11	31,051
70,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	5.40	8/20/12	73,002
1,670,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	6.45	8/20/39	1,815,106
545,000	Massachusetts State Industrial Finance Agency, Higher Education, Hampshire College Project	5.80	10/1/17	590,415
490,000	Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility, AMT (GNMA)	5.30	6/20/19	516,548
500,000	Massachusetts State Turnpike Authority, Metro Highway System Revenue, Series A	5.00	1/1/11	523,845

				10,502,679

	Michigan — 1.89%
60,000	Battle Creek Michigan Economic Development	5.13	2/1/09	60,935
500,000	Detroit/Wayne County Michigan Stadium Authority	5.25	2/1/09	528,565
210,000	Grand Rapids Charter Township Michigan	5.20	7/1/14	217,951
1,500,000	Grandville Michigan Public Schools District	5.00	5/1/09	1,554,300

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Michigan (continued)
$285,000	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/16	$290,327
250,000	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/18	251,810
760,000	Michigan Higher Education Facility Authority Revenue, Limited Obligation, Thomas M. Cooley Law School (LOC)	5.35	5/1/15	796,548
5,000	Michigan State Hospital Finance Authority Revenue, ETM	8.50	7/1/05	5,000
220,000	Michigan State Hospital Finance Authority Revenue, Hospital Staint John – Series A, (MBIA-IBC), ETM	6.00	5/15/13	235,884
170,000	Michigan State Hospital Financial Authority Revenue, Harper-Grace Hospitals	7.13	5/1/09	185,513
1,300,000	Michigan State Hospital Financial Authority Revenue, Mercy Mount Clemens, Series A (MBIA)	5.75	5/15/17	1,428,375
100,000	Michigan State Hospital Financial Authority Revenue, Mount Carmel Mercy Hospital Project	7.00	8/1/08	107,003
60,000	Michigan State Hospital Financial Authority Revenue, St. Joseph Mercy Hospital Project, ETM	7.00	7/1/05	60,000
1,570,000	Michigan State Housing Development Authority, Series A, AMT (FNMA)	4.25	12/1/12	1,624,401
60,000	Michigan State Strategic Fund Limited Obligation Revenue, International Project, Series A, Prerefunded 8/01/07 @ 101	5.75	8/1/19	64,225
40,000	Michigan State Strategic Fund Ltd., ETM	7.88	8/15/05	40,234
500,000	Oakland County Michigan Economic Development Corporation Revenue, Prerefunded 6/01/07 @ 102, 5.63%, 6/1/19	5.63	6/1/19	536,240
180,000	Saginaw Michigan Hospital Finance Authority, ETM	7.50	11/1/10	201,116
200,000	Vicksburg Michigan Community Schools, Capital Appreciation, Zero Coupon, Prerefunded 5/01/06 @ 37.2417	0.00	5/1/20	72,848
1,000,000	Western Townships Michigan Utilities Authority, Sewer Disposal System Limited Tax	5.25	1/1/14	1,082,480

				9,343,755

	Minnesota — 0.52%
10,000	Cambridge Minnesota Mortgage Revenue (GNMA)	5.40	11/20/05	10,081
100,000	Eden Prairie Minnesota Multifamily Housing Revenue, Rolling Hills Project (GNMA)	6.15	8/20/31	109,353
250,000	Minneapolis Minnesota Special School District Number 001 Certificate Participation	5.00	2/1/11	266,365
310,000	Minnesota State Housing Finance Agency, AMT	6.50	1/1/26	311,593
110,000	Moorhead Minnesota Residential Mortgage Revenue, ETM	7.10	8/1/11	123,635
25,000	North Suburban Hospital District Minnanoka & Ramsey Counties, Hospital Revenue, Health Central, Inc., ETM	7.13	5/1/09	27,017
115,000	Rochester Minnesota Hospital Revenue, ETM	5.75	10/1/07	118,478
490,000	St. Paul Minnesota Port Authority Hospital Revenue, ETM	7.25	7/1/06	499,922
1,000,000	White Earth Band of Chippewa Indians, Revenue, Series A (ACA)	7.00	12/1/11	1,093,379

				2,559,823

	Mississippi — 0.56%
260,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.00	10/1/08	269,159
125,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.13	10/1/10	129,748
980,000	Corinth & Alcorn County Mississippi Hospital Revenue, Series A	5.50	10/1/21	997,875
700,000	Jackson Mississippi Housing Authority, AMT (FSA)	5.30	4/1/19	722,652
505,000	Lincoln County Mississippi Hospital Revenue (Asset GTY)	5.50	4/1/18	537,825
95,000	Mississippi Business Finance Corp., AMT (LOC)	5.90	9/1/05	95,472

				2,752,731

	Missouri — 1.06%
40,000	Bridgeton Missouri Industrial Development (GNMA)	5.25	12/20/19	42,980
545,000	Grandview Missouri Certificate Participation (FGIC)	5.25	1/1/18	598,672
960,000	Kansas City Missouri Industrial Development Authority Multi-Family Housing Revenue, Walnut Grove Apartments, Section 8 Assisted, Series A, AMT	6.55	12/15/15	1,065,888

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Missouri (continued)
$615,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.75	9/1/07	$633,099
230,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.90	9/1/10	239,313
250,000	Missouri State Health & Educational Facilities Authority Revenue, Jefferson Memorial Hospital	4.13	8/15/12	256,738
100,000	Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, Central Institute for the Deaf	5.70	1/1/18	107,017
250,000	Olive Boulevard Transportation Development District Missouri, Transportation Sales Tax	4.50	10/1/22	249,985
200,000	Ozarks Public Building Corporation Missouri Leasehold Revenue, Ozarks Technical Community College Project	5.75	3/1/16	210,052
360,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	5.95	5/1/07	370,155
180,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	6.20	5/1/12	185,319
180,000	Pacific Missouri Industrial Development, Clayton Corp. Project, AMT (LOC)	6.45	5/1/17	185,710
185,000	Sikeston Missouri Electrical Revenue, ETM	6.25	6/1/08	195,895
360,000	St. Charles County Missouri Health Care	5.40	11/15/16	371,250
145,000	St. Louis Missouri Airport Revenue, Airport Development Program, Series A (MBIA)	5.63	7/1/16	162,258
150,000	St. Louis Missouri Land Clearance Redevelopment Authority, Westminster Place Apartments, Mandatory Put 4/1/07 @100 (FNMA)	5.95	7/1/22	155,180
115,000	St. Louis Missouri School District	6.00	4/1/12	116,014
90,000	Taney County Public Water Supply, District Number 3 Lease Partner, Prerefunded 7/01/05 @ 100	7.25	1/1/14	90,000

				5,235,525

	Montana — 0.13%
85,000	Missoula County Hospital, ETM	7.13	6/1/07	89,728
125,000	Montana State Board Investment Payroll Tax, Workers Compensation Project, ETM, (MBIA)	6.88	6/1/11	136,869
145,000	Montana State Board Investment, Refunded 1996 Payroll Tax, ETM	6.88	6/1/20	158,369
185,000	Montana State Board Investment, Refunded Balance 1996 Payroll Tax, ETM	6.88	6/1/20	202,057
30,000	Montana State Board Investment, Refunded Payroll Tax, ETM	6.88	6/1/20	32,766

				619,789

	Nebraska — 0.53%
815,000	Clay County Nebraska Industrial Development Revenue, AMT (LOC)	4.75	3/15/09	842,532
390,000	Clay County Nebraska, AMT (LOC)	5.25	3/15/14	403,439
1,100,000	Douglas County Nebraska Hospital Authority, Number 002 Revenue (AMBAC)	4.75	12/15/12	1,153,691
40,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.00	12/1/11	40,378
50,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.20	12/1/13	50,459
140,000	Nebraska Investment Financial Authority Multi-Family Housing, Tara Hills Village (FNMA)	4.88	1/1/08	142,605

				2,633,104

	Nevada — 0.24%
10,000	Nevada Housing Division, AMT	6.45	10/1/07	9,978
20,000	Nevada Housing Division, AMT	6.00	10/1/09	20,225
75,000	Nevada Housing Division, AMT (FNMA)	5.50	10/1/09	78,048
560,000	Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)	5.20	10/1/18	584,164
320,000	Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)	6.50	10/1/16	330,841
5,000	Nevada Housing Division, Single Family Mortgage, Series A, AMT	6.35	10/1/07	4,995

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Nevada (continued)
$20,000	Nevada Housing Division, Single Family Mortgage, Series C-1	5.45	4/1/10	$20,111
35,000	Nevada Housing Division, Single Family Mortgage, Series B-1	4.95	4/1/12	35,952
80,000	Nevada Housing Division, Single Family Mortgage, Series C-1	5.60	4/1/17	80,601

				1,164,915

	New Hampshire — 0.55%
500,000	New Hampshire Health & Educational Facilities Authority Revenue, Portsmouth Academy	5.00	7/1/13	523,100
1,200,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College	5.13	10/1/13	1,236,228
45,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	4.90	10/1/08	46,742
495,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	5.00	10/1/09	518,799
10,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.85	1/1/07	10,187
55,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.90	1/1/08	56,554
315,000	New Hampshire Higher Education & Health Facilities, Rivier College	5.55	1/1/18	331,001

				2,722,611

	New Jersey — 5.15%
50,000	Bergen County New Jersey Utilities Authority, ETM	6.40	12/15/09	53,895
7,555,000	Casino Reinvestment Development Authority, New Jersey Revenue, Series A (MBIA)	5.00	6/1/16	8,323,343
200,000	Essex County New Jersey Utilities Authority (FSA)	4.80	4/1/14	209,308
50,000	Glouchester County New Jersey Improvement Authority, AMT (County GTY)	5.00	11/1/10	52,516
1,175,000	Jersey City New Jersey General Obligation, Series C (MBIA)	4.00	9/1/12	1,218,628
1,220,000	Jersey City New Jersey General Obligation, Series C (MBIA)	5.00	9/1/12	1,349,686
1,275,000	Jersey City New Jersey General Obligation, Series C (MBIA)	5.00	9/1/14	1,420,452
2,635,000	Middlesex County New Jersey Utilities Authority, Sewage Revenue, Series A	6.25	8/15/10	2,858,026
135,000	Moorestown Township New Jersey Fire District Number 1	4.00	10/1/10	140,362
1,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School	4.40	9/1/24	1,531,890
5,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School, Opt Put 3/01/12 @ 100	5.50	9/1/24	5,777,199
500,000	New Jersey Economic Development Authority Revenue, Series A	6.38	4/1/31	609,505
465,000	New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical Center (AMBAC/FHA)	4.80	8/1/21	478,043
280,000	New Jersey State Educational Facilities Authority	7.25	7/1/25	285,370
715,000	New Jersey State Educational Facilities Authority Revenue, Fairleigh Dickinson, Series C	4.25	7/1/06	719,254
30,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.20	1/1/08	30,949
45,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.88	1/1/08	46,877
200,000	New Jersey State Turnpike Authority, Turnpike Revenue, ETM	5.70	5/1/13	219,395
175,000	Passaic County New Jersey	5.00	9/15/12	186,333

				25,511,031

	New Mexico — 0.39%
95,000	Albuquerque New Mexico Hospital Revenue	7.50	7/1/08	101,343
40,000	Albuquerque New Mexico Hospital Revenue, ETM	7.75	8/1/08	42,993
1,300,000	Bernalillo County New Mexico Gross Receipts Tax Revenue, (AMBAC)	4.00	6/15/14	1,322,282
370,000	Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA)	4.60	11/1/25	366,688
30,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.50	7/1/17	31,050
65,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.60	7/1/28	66,771

				1,931,127

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New York — 4.84%
$165,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/07	$165,069
305,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/08	303,936
315,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/09	312,108
185,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/10	182,256
125,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.20	12/1/13	131,484
110,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.40	12/1/18	116,103
335,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.50	12/1/28	349,271
125,000	Capital District Youth Center New York (LOC)	6.00	2/1/17	132,135
840,000	East Rochester New York Housing Authority Revenue, Gates Senior Housing Project, (GNMA)	6.13	4/20/43	950,729
500,000	Long Island Power Authority Electrical Systems Revenue, Series B	5.00	6/1/11	537,185
110,000	New York City Industrial Development Agency, College of Aeronautics Project	5.00	5/1/06	111,165
70,000	New York City Industrial Development Agency, College of Aeronautics Project	5.20	5/1/09	72,743
85,000	New York New York, Series B (AMBAC)	7.25	8/15/07	92,615
760,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.25	5/15/11	837,049
2,285,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.75	5/15/14	2,615,182
320,000	New York State Dormitory Authority Revenue, D’Youville College (Asset GTY)	4.38	7/1/08	331,456
745,000	New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center	5.63	7/1/22	805,910
225,000	New York State Dormitory Authority Revenue, Lutheran Social Services (AMBAC/FHA)	5.13	2/1/18	239,398
330,000	New York State Dormitory Authority Revenue, Norwegian Christian Home and Health Center (MBIA/FHA)	4.90	8/1/21	340,286
3,670,000	New York State Dormitory Authority Revenue, Norwegian Christian Home and Health Center (MBIA/FHA)	6.10	8/1/41	4,137,814
600,000	New York State Dormitory Authority Revenue, Second Hospital	5.00	2/15/10	635,088
5,510,000	New York State Dormitory Authority Revenue, Second Hospital	5.75	2/15/15	6,264,595
500,000	New York State Dormitory Authority Revenues, (MBIA-IBC)	5.70	8/15/09	531,375
625,000	New York State Housing Finance Agency Revenue, Multi-Family Housing, Northfield Apartment, Series A (SONYMA)	4.30	8/15/14	645,881
300,000	New York State Urban Development Corporation Revenue, Community Enhancement Facilities	5.13	4/1/12	326,711
465,000	New York, New York City Industrial Development Agency, Civic Facility Revenue, Bank Street College Project (RADIAN)	4.50	12/1/07	480,931
600,000	Niagara Falls New York, Series A	4.00	11/1/14	601,362
230,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities – Mohawk Valley, Series A (FSA)	4.70	2/1/06	232,838
245,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities – Mohawk Valley, Series A (FSA)	5.00	1/1/13	258,627
300,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities – Mohawk Valley, Series A (FSA)	5.00	1/1/13	315,063
100,000	Onondaga County New York Industrial Development Agency, Civic Facilities Revenue, Lemoyne College, Series A	5.50	3/1/14	106,543
40,000	Onondaga County New York Industrial Development, Lemoyne College	5.00	3/1/07	40,870
250,000	Port Authority of New Jersey & New York, Airport and Marina Improvements	5.25	9/15/12	258,757

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New York (continued)
$210,000	Schenectady New York Industrial Development Agency, Civic Facilities Revenue, Schaffer Heights (GNMA)	5.25	11/1/10	$215,834
175,000	Syracuse New York Housing Authority Revenue (FHA)	5.00	8/1/07	177,900
75,000	Triborough Bridge & Tunnel Authority	7.25	1/1/10	82,328
30,000	Yates County New York Industrial Development Agency, Civic Facilities Revenue, Soldiers & Sailors Memorial (FHA)	5.50	2/1/19	30,053

				23,968,650

	North Carolina — 1.08%
1,125,000	New Hanover County North Carolina Cerficates of Participation, Series B (AMBAC)	5.00	9/1/16	1,270,778
1,180,000	North Carolina Medical Care Community Revenue, Health Care, Series A	4.65	10/1/14	1,196,744
235,000	North Carolina Medical Care Community Revenue, North Carolina Housing Foundation, Inc.	6.00	8/15/10	256,056
495,000	North Carolina Medical Care, Community Hospital Revenue Bond, ETM	7.63	10/1/08	534,229
1,455,000	Pitt County North Carolina, Memorial Hospital Revenue	5.38	12/1/10	1,547,800
540,000	Winston Salem North Carolina Certificates Participation, Series A	5.00	6/1/07	554,769

				5,360,376

	North Dakota — 0.86%
1,250,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.60	6/1/13	1,330,363
1,650,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.55	6/1/16	1,752,993
95,000	North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E, AMT	4.50	7/1/07	96,133
65,000	North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E, AMT	4.55	1/1/08	65,838
110,000	North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E, AMT	4.85	7/1/11	112,767
110,000	North Dakota State Housing Finance Agency Revenue, Homemortgage Finance, Series E, AMT	4.95	1/1/12	112,758
55,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.50	1/1/07	55,287
60,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.55	1/1/08	60,544
160,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.55	7/1/08	162,589
65,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.65	1/1/09	65,960
190,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.85	7/1/11	194,778
180,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.95	1/1/12	184,338
75,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	5.00	1/1/13	75,722

				4,270,070

	Ohio — 1.37%
1,000,000	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A	5.00	11/15/12	1,083,700
500,000	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A	5.25	11/15/14	551,650
470,000	Cuyahoga County Ohio Mortgage Revenue, AMT (GNMA)	5.20	9/20/09	477,351
325,000	Cuyahoga County Ohio Multi-Family Housing, AMT (GNMA)	6.25	12/20/36	348,062
300,000	Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC)	5.05	1/1/10	302,715
15,000	Jefferson County Ohio (Asset GTY)	6.63	12/1/05	15,242
575,000	Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset GTY)	5.00	6/1/12	620,511
35,000	Lucas-Palmer Housing Development Corporation of Ohio (FHA/MBIA)	5.90	7/1/07	35,728
20,000	Montgomery County Ohio Hospital Revenue	6.88	4/1/06	20,621
185,000	Ohio Capital Corporation For Housing, Mortgage Revenue, Georgetown Village Ltd., Section 8 Assisted Project (FHA)	6.63	7/1/22	185,784

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Ohio (continued)
$10,000	Ohio State Mortgage Revenue (FHA)	5.60	8/1/06	$10,130
50,000	Ohio State Water Development Pollution Control, ETM	6.38	6/1/07	52,243
347,000	Ohio State Water Development Pollution Control, General Motors Corp.	5.90	6/15/08	347,239
95,000	Portage County Ohio Hospital Revenue, ETM	6.70	12/1/07	99,779
135,000	Sandusky County Ohio Health Care Facilities Revenue (FNMA)	5.15	7/1/09	141,187
210,000	Stark County Ohio Health Care Facilty Review (GNMA)	5.30	7/20/18	223,010
230,000	Stark County Ohio Health Care Facilty Review (GNMA)	5.35	7/20/23	242,344
2,000,000	Summit County Ohio Port Authority Revenue	5.40	11/15/10	2,014,600

				6,771,896

	Oklahoma — 1.37%
780,000	Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A, (GNMA)	6.70	9/1/32	795,109
300,000	Grady County Oklahoma Industrial Authority, Lease Revenue, Correctional Facilities (MBIA)	5.38	11/1/09	314,688
140,000	Grand River Dam Authority Oklahoma Revenue, ETM	6.25	11/1/08	147,288
190,000	McAlester Oklahoma Public Works Authority, ETM (FSA)	8.25	12/1/05	194,342
95,000	Oklahoma Housing Finance Agency Multi-Family (FNMA)	5.10	12/1/07	96,626
2,045,000	Sallisaw Oklahoma Municipal Authority Revenue (XLCA)	4.38	1/1/18	2,042,055
40,000	Tulsa County Oklahoma Public Facilities Authority Capital Improvement Revenue	6.95	11/1/07	42,032
20,000	Tulsa Oklahoma Airports Improvement, Tulsa International Airport, ETM	6.40	6/1/06	20,677
15,000	Tulsa Oklahoma Industrial Authority Revenue, ETM	6.50	4/1/07	15,626
3,000,000	Washington County Oklahoma Medical Authority Revenue, Bartlesville, Jane Philips Medical Center Project	5.50	11/1/10	3,126,209

				6,794,652

	Oregon — 0.39%
1,710,000	Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC)	5.10	7/1/12	1,730,486
205,000	Oregon State Health Housing, Educational & Cultural Facilities, Cedar West Housing Project, Series A, AMT (LOC)	4.65	1/2/08	208,985

				1,939,471

	Pennsylvania — 13.09%
35,000	Allegheny County Pennsylvania Hospital Development Authority Revenue, ETM	6.75	7/1/05	35,000
260,000	Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA)	5.00	11/1/23	270,356
125,000	Allegheny County Pennsylvania Hospital Development Authority Revenue, Pittsburgh Mercy Health System ETM	5.50	8/15/10	131,418
910,000	Allegheny County Pennsylvania Hospital University of Pittsburgh Medical Center (MBIA)	5.35	12/1/15	936,208
65,000	Allegheny County Pennsylvania Hospital University of Pittsburgh Medical Center, ETM	6.75	7/1/10	70,606
120,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series DD-2, AMT (GNMA)	4.95	5/1/09	123,223
1,875,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series KK-2, AMT, SUB (GNMA)	5.75	5/1/33	1,945,330
25,000	Allegheny County Pennsylvania, SFM (GNMA)	5.20	5/1/17	25,844
455,000	Ambridge Pennsylvania Area School District (FSA)	4.50	11/1/21	471,453
305,000	Beaver County Pennsylvania Industrial Development Authority (GNMA)	4.85	5/20/10	320,909
390,000	Berks County Pennsylvania Redevelopment Authority, Muliti-Family Revenue (FNMA)	5.15	1/1/19	395,714
810,000	Berks County Pennsylvania Solid Waste Authority, County Guaranteed Revenue	3.20	4/1/11	809,133
100,000	Blair County Hospital Authority, ETM	6.90	7/1/08	105,743
750,000	Cambria County Pennsylvania, GO (FGIC)	5.50	8/15/16	809,970

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$230,000	Carbon County Pennsylvania Hospital Authority, County Guaranteed Hospital Revenue, Gnaden Huetten Memorial Hospital Project	10.00	1/1/14	$230,000
100,000	Chester County Pennsylvania Health & Education Facilities Authority Health Systems Revenue, Jefferson Health Systems, Series B	4.90	5/15/07	103,700
60,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.00	10/15/06	60,266
105,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.00	10/15/07	105,465
10,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.10	10/15/08	10,045
70,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.13	10/15/09	70,314
95,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.30	10/15/11	95,432
1,300,000	Chester County Pennsylvania Industrial Development Authority Revenue, Collegium Charter School Project, Series A	4.00	4/15/13	1,290,496
1,460,000	Chester Pennsylvania Guaranteed Host Community Revenue, Series B	5.80	12/1/13	1,547,060
825,000	Chester Upland School District Pennsylvania	4.00	5/15/07	843,835
1,430,000	Chester Upland School District Pennsylvania	4.00	5/15/09	1,463,333
1,525,000	Chester Upland School District Pennsylvania	4.00	5/15/11	1,532,976
1,240,000	Chester Upland School District Pennsylvania	4.20	5/15/13	1,241,562
125,000	Claysburg Kimmel Pennsylvania School District (FGIC)	3.38	1/15/13	124,219
135,000	Claysburg Kimmel Pennsylvania School District (FGIC)	3.50	1/15/14	134,310
145,000	Claysburg Kimmel Pennsylvania School District (FGIC)	3.60	1/15/15	144,420
545,000	Claysburg Kimmel Pennsylvania School District (FGIC)	3.90	1/15/18	545,981
290,000	Claysburg Kimmel Pennsylvania School District (FGIC)	4.00	1/15/20	290,258
615,000	Claysburg Kimmel Pennsylvania School District (FGIC)	4.00	1/15/21	612,878
55,000	Coatesville Pennsylvania Water Revenue, ETM	6.25	10/15/13	61,655
290,000	Cumberland County Pennsylvania Municipal Authority Revenue, Presbyterian Homes, Inc. Project	6.00	12/1/26	296,827
50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.75	10/1/06	50,530
80,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.95	10/1/08	83,994
50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	4.85	10/1/07	51,952
840,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	5.50	10/1/19	855,615
50,000	Delaware County Pennsylvania Authority Health Care Revenue, Mercy Health Corp., Series A, ETM	5.13	11/15/12	50,452
1,050,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/11	1,131,942
1,105,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/12	1,194,693
1,155,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/13	1,252,527
1,215,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/14	1,317,691
200,000	Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project	6.25	4/1/30	211,964
920,000	Delaware Valley Pennsylvania Regional Finance Authority Revenue, Local Government	5.50	7/1/12	1,027,723
200,000	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project	5.20	7/15/16	205,510
10,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.75	3/15/12	10,431
110,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.85	3/15/17	114,153
350,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital (AMBAC)	5.55	6/15/08	365,561
370,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital (AMBAC)	5.65	6/15/09	386,650
1,000,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital	5.75	6/15/15	1,045,920

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$85,000	Greene County Pennsylvania Industrial Development Authority, Monongahela Power Co., Series B (MBIA)	5.10	2/1/12	$89,995
50,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.00	3/1/10	52,884
40,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.00	3/1/11	41,992
25,000	Indiana County Pennsylvania Industrial Development Authority, Pollution Control Revenue (MBIA)	6.00	6/1/06	25,733
1,290,000	Lehigh County Pennsylvania General Purpose Authority Revenues, Good Shepherd Group, Series A	4.00	11/1/09	1,319,231
600,000	Lycoming County Pennsylvania Authority, College Revenue, Pennsylvania College of Technology (XLCA)	5.00	1/1/19	655,896
70,000	Methacton Pennsylvania School District Authority Revenue, Prerefunded 10/01/06 @ 100	6.50	4/1/07	73,235
255,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.30	7/1/05	255,000
235,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.50	7/1/12	255,917
500,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	6.00	7/1/15	554,145
2,000,000	Montgomery County Pennsylvania Industrial Development Authority, Retirement Community Revenue, Series B	5.75	11/15/17	2,095,340
25,000	Mount Lebanon Pennsylvania Hospital Authority, ETM	7.00	7/1/06	25,279
90,000	Northampton County Pennsylvania Higher Education Authority Revenue College, Moravian College	4.70	7/1/12	93,476
245,000	Pennsylvania Housing Finance Agency, Rental Housing, Zero Coupon	0.00	4/1/30	209,230
540,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 65A, AMT	4.60	10/1/08	552,847
150,000	Pennsylvania State Higher Education Facilities Authority, Health Services Revenue (MBIA)	5.40	11/15/07	156,737
50,000	Pennsylvania State Higher Education Facilities, Health Services, (MBIA)	5.88	11/15/21	52,480
680,000	Pennsylvania State Higher Educational Facilities Authority	5.25	11/1/18	741,622
250,000	Pennsylvania State Higher Educational Facilities Authority Revenue (FGIC)	5.00	7/1/15	252,273
1,100,000	Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)	6.00	6/1/29	1,217,117
310,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue	5.88	11/15/16	325,376
740,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.60	11/15/09	796,076
2,000,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.70	11/15/11	2,197,359
100,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Allegheny Delaware Valley Obligation Group	5.60	11/15/09	104,706
2,000,000	Pennsylvania State Higher Educational Facilities, Eastern College, Series B	8.00	10/15/25	2,171,300
205,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.00	11/1/08	209,664
145,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.55	11/1/09	152,236
205,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.65	11/1/10	213,696
200,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.90	11/1/12	209,490
135,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.00	11/1/13	143,157
350,000	Pennsylvania State Higher Educational Facilities, Health Services (MBIA)	5.88	11/15/18	364,543
1,000,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/17	1,085,020
1,000,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/18	1,080,070
70,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	4.85	3/15/06	70,329
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.10	3/15/09	80,414

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.20	3/15/10	$80,430
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.25	3/15/11	80,437
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.30	3/15/12	80,445
500,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.50	3/15/13	544,700
55,000	Pennsylvania State Higher Educational Facilities, Ursinus College	5.40	1/1/06	55,731
375,000	Pennsylvania State Higher Educational Facilities, Widener University	3.45	7/15/10	370,564
1,455,000	Philadelphia Pennsylvania Airport Authority Revenue, AMT (FGIC)	5.38	6/15/12	1,562,395
60,000	Philadelphia Pennsylvania Authority For Industrial Development, Development Reviews	5.00	8/15/09	60,826
55,000	Philadelphia Pennsylvania Authority For Industrial Development (FHA)	4.75	2/1/08	56,206
705,000	Philadelphia Pennsylvania Authority For Industrial Development, Arbor House Inc. Project, Series E	6.10	7/1/33	715,518
140,000	Philadelphia Pennsylvania Authority For Industrial Development, Jeanes Physicians’ Office	9.38	7/1/10	142,281
620,000	Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue, Reider House Project, Series A	6.10	7/1/33	629,250
585,000	Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue, Saligman House Project, Series C	6.10	7/1/33	593,728
70,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.00	8/15/10	70,728
60,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.10	8/15/11	60,600
190,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Frankford Hospital, ETM	5.75	1/1/19	205,515
2,500,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health System, Series A (AMBAC)	5.13	5/15/18	2,620,974
250,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jerferson Health Systems, Series A	5.00	5/15/10	263,068
1,005,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Friends Hospital (ACA)	6.20	5/1/11	1,004,999
800,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series A (FHA)	5.38	1/1/28	834,847
1,300,000	Philadelphia Pennsylvania Municipal Authority Revenue, Series B (FSA)	5.25	11/15/15	1,447,628
900,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (AMBAC)	5.25	2/1/15	964,736
1,000,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (FSA)	5.63	9/1/14	1,102,320
160,000	Philadelphia Pennsylvania Redevelopment Authority Housing Revenue, Multi-Family (FHA)	5.45	2/1/23	164,122
735,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	766,883
840,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	876,438
25,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage Project (FGIC)	5.20	6/1/11	26,678
35,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C, AMT (GNMA/FNMA)	5.95	10/1/29	36,118
350,000	Potter County Pennsylvania Hospital Authority Revenue, Charles Cole Memorial Hospital	5.95	8/1/16	365,621
20,000	Pottsville Pennsylvania School District, ETM	9.38	5/1/06	21,077
50,000	Rose Tree Media Pennsylvania School District (FGIC)	4.40	2/15/11	51,907
250,000	Scranton-Lackawanna Pennsylvania Health & Welfare Authority Revenue	5.13	7/1/16	261,683
150,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.20	3/1/10	158,183

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$10,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.30	3/1/11	$10,575
40,000	Suburban Lancaster Pennsylvania Sewer Authority Revenue, ETM	5.40	1/1/11	42,402
40,000	Unity Township Pennsylvania Municipal Authority Sewer Revenue, ETM	6.60	5/1/08	42,507
20,000	Upper Gwynedd-Towamencin Pennsylvania Municipal Authority Sewer Revenue, ETM	5.85	10/15/06	20,568
25,000	Wayne Pike Pennsylvania Joint School Authority School, ETM	6.00	12/1/07	26,152
2,275,000	West Mifflin Pennsylvania Area School District (FSA)	4.00	10/1/19	2,280,574
300,000	Westmoreland County Pennsylvania, Series D, ETM	5.00	8/1/06	307,476
5,000	Williamsport Pennsylvania Area Joint School Authority School Revenue, ETM	5.70	2/1/06	5,088
235,000	Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)	5.25	1/1/15	243,954
10,000	Womelsdorf Pennsylvania Sewer Authority, Prerefunded 2/1/07 @ 100	5.50	2/1/08	10,291
500,000	York County Pennsylvania Industrial Development Authority Water Facilities Revenue, York Water County Project	3.60	5/15/09	500,165
280,000	York County Pennsylvania Industrial Development Authority, Water Facilities Revenue	3.75	6/1/10	280,118
160,000	York Pennsylvania Housing Corp., Revenue Mortgage, Series A	6.88	11/1/09	160,168
55,000	York Township Water & Sewer, ETM	6.00	8/1/13	60,328

				64,804,114

	Puerto Rico — 0.06%
305,000	University of Peurto Rico Revenues	5.50	6/1/12	308,672

	Rhode Island — 0.56%
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/16	114,121
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/17	114,311
110,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/18	119,257
120,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/19	129,774
125,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/20	134,284
130,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/21	138,730
555,000	Providence Rhode Island Redevelopment Agency, Certificates Participation, Series A (RADIAN)	3.13	9/1/08	553,912
1,400,000	Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (Asset GTY)	5.75	7/1/10	1,483,972

				2,788,361

	South Carolina — 0.59%
95,000	Charleston County South Carolina Residential Recovery Revenue, Foster Wheeler Charleston	5.10	1/1/08	99,651
1,835,000	Columbia South Carolina Water & Sewer, ETM	7.75	1/1/11	2,082,926
500,000	South Carolina Jobs Economic Development Authority Revenue, AMT	5.05	6/1/08	523,450
87,000	South Carolina Jobs Economic Development Authority, Westminster Presbyterian	5.13	11/15/08	88,266
20,000	South Carolina State Housing Finance & Development	5.50	12/1/05	20,023
95,000	South Carolina State Housing Finance & Development (FHA)	6.05	7/1/27	95,408

				2,909,724

	Tennessee — 1.32%
150,000	Bristol Tennessee Health & Education Facilities Board Revenue, ETM	6.90	1/1/07	155,676
115,000	Greenville Tennessee Health & Educational Facilities, ETM	8.70	10/1/09	129,157

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Tennessee (continued)
$510,000	Johnson City Tennessee Electricity Revenue	4.75	5/1/08	$530,222
505,000	Johnson City Tennessee Health & Education, ETM	7.00	7/1/11	559,843
185,000	Metro Government Nashville & Davidson County Tennessee (Asset GTY)	5.50	5/1/23	194,816
65,000	Metro Government Nashville & Davidson County Tennessee, CI Homes, Inc. Project, Series A, Prerefunded 10/1/07 @ 105	9.00	10/1/22	75,057
1,745,000	Metro Government Nashville & Davidson County Tennessee, Health and Education Facilities Board (RADIAN)	5.10	8/1/16	1,811,624
530,000	Metro Government Nashville & Davidson County Tennessee, Mandatory Put 2/1/06 @ 100 (FNMA)	5.20	2/1/21	534,155
530,000	Metro Government Nashville & Davidson County Tennessee, Multi-Family Housing, Welch Bend Apartments, Mandatory Put 1/1/07 @ 100 (FNMA)	5.50	1/1/27	544,691
1,100,000	Metro Government Nashville & Davidson County Tennessee, Water & Sewer Revenue (FGIC)	7.70	1/1/12	1,320,198
640,000	Tennessee State School Board Authority, Prerefunded, Series B	5.00	5/1/09	662,016

				6,517,455

	Territory of American Samoa — 0.05%
220,000	Territory of American Samoa, GO (ACA)	6.00	9/1/07	231,532

	Texas — 5.71%
2,000,000	Austin Texas Convention Enterprises Inc., Convention Center, Series B	6.00	1/1/23	2,139,379
100,000	Austin Texas Independent School District, Unrefunded Balance	5.70	8/1/11	103,225
975,000	Bexar County Texas Housing Finance Corp., Multi Family Housing Revenue, Perkin Square Project, Series A-1, (GMNA)	6.55	12/20/34	1,101,399
3,070,000	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Stablewood Farms (GNMA)	6.25	7/20/43	3,419,581
440,000	Bexar County Texas Revenue Project (MBIA)	5.75	8/15/22	480,973
431,000	Blanket Texas Independent School District, Public Facility Corporation Lease Revenue	5.90	1/1/10	452,817
100,000	Brazoria County Texas Municipal Utilities District Number 6	7.00	9/1/09	113,620
190,000	Brenham Texas, Certificates of Obligation (FSA)	5.38	8/15/15	209,872
30,000	Bryan Texas Higher Education Authority, Allen Academy	6.50	12/1/06	30,900
435,000	Bryan Texas Higher Education Authority, Allen Academy	7.30	12/1/16	470,600
39,988	Capital Area Housing Finance Corp., AMT	6.50	11/1/19	40,084
590,000	Dallas Texas GO	5.13	2/15/12	630,262
750,000	Danbury Higher Education Authority Revenue, George Gervin Youth Center, Series A	5.25	2/15/10	791,003
5,000	Del Rio Texas (Asset GTY)	7.50	4/1/08	5,548
55,000	Del Rio Texas (Asset GTY)	7.50	4/1/09	61,068
5,000	Del Rio Texas (Asset GTY)	6.50	4/1/10	5,415
5,000	Del Rio Texas (Asset GTY)	5.55	4/1/11	5,292
5,000	Del Rio Texas (Asset GTY)	5.65	4/1/13	5,297
5,000	Del Rio Texas (Asset GTY)	5.75	4/1/16	5,285
65,000	Del Rio Texas (Asset GTY)	5.75	4/1/17	68,624
25,000	Denison Texas Hospital Authority Hospital Revenue, ETM	7.13	7/1/08	26,524
130,000	Edgewood Texas Independent School District	4.90	8/15/08	137,631
130,000	Edgewood Texas Independent School District	5.00	8/15/09	138,015
140,000	Edgewood Texas Independent School District	5.00	8/15/10	148,631
160,000	Edgewood Texas Independent School District	5.25	8/15/13	171,045
75,000	Garland Texas Certificates of Obligation	5.75	2/15/18	82,271
500,000	Greater Greenspoint Texas Redevelopment Authority Tax Increment Contract	5.25	9/1/10	542,375
250,000	Harlingen Texas Airport Improvment Revenue (AMBAC), AMT	4.70	2/15/11	250,355
245,000	Harris County Texas Hospital District Mortgage Revenue, (MBIA)	7.40	2/15/10	268,581
440,000	Harris County Texas Housing Finance Corp., Multi Family Housing Revenue, Copperwood Ranch Apartments, Series A, SUB, AMT (AMBAC)	4.85	12/1/12	465,340

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Texas (continued)
$120,000	Harris County Texas Municipal Utilities District Number 368	7.00	9/1/14	$139,946
255,000	Harris County Texas Municipal Utility District Number 354	5.30	5/1/12	272,442
300,000	Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing, AMT (GNMA)	7.40	9/20/35	329,829
130,000	Houston Texas Apartment Systems Revenue, ETM	7.60	7/1/10	146,728
125,000	Houston Texas Sewer System Revenue, ETM	6.38	10/1/08	132,034
45,000	Kleberg County Texas Hospital Revenue, ETM	8.00	7/1/08	48,251
400,000	Lubbock Texas Health Facility Revenue	5.88	3/20/37	436,896
1,000,000	Midland County, Texas Hospital District Revenue Bond (AMBAC)	5.38	6/1/16	1,042,260
2,600,000	North Texas Health Facilities Development Corp., Hospital Revenue, United Regional Health Care Systems Inc. Project (MBIA)	5.00	9/1/14	2,723,552
220,000	Northeast Hospital Authority Texas Revenue, ETM	8.00	7/1/08	236,247
18,546	Odessa Texas Housing Finance Corp. Single Family (FNMA)	8.45	11/1/11	18,943
35,000	Panhandle Texas Regulation Housing Finance, AMT (GNMA)	7.50	5/1/24	35,100
635,000	Retama Texas Development Corporation, Special Facilities Revenue, ETM	8.75	12/15/11	805,631
1,945,000	Retama Texas Development Corporation, Special Facilities Revenue, ETM	10.00	12/15/17	2,853,742
2,345,000	Retama Texas Development Corporation, Special Facilities Revenue, ETM	8.75	12/15/18	3,186,784
70,000	Southeast Texas Hospital Finance, ETM	6.50	5/1/09	75,377
35,000	Tarrant County Texas Health Facilities Development Revenue, South Central Nursing Homes (FHA/MBIA)	6.00	1/1/37	38,160
490,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Summit Project A, Mandatory Put 9/1/07 @ 100 (FNMA)	5.08	9/1/27	499,457
15,000	Texarkana Texas Housing Finance Corp. Mortgage, Summer Hill, Series A (GNMA)	5.55	1/20/07	15,042
580,000	Texas State Afforable Housing, Multifamily Housing Revenue, American Housing Foundation, Series A, (MBIA)	4.05	9/1/07	584,286
150,000	Texas State Department Housing & Community Affairs, Volente Project, AMT (FNMA)	5.00	7/1/08	155,379
500,000	Texas State Public Finance Authority	5.25	10/1/09	529,585
300,000	Texas State Public Finance Authority Building Revenue, Department of Criminal Justice, Series A	5.25	2/1/11	315,957
250,000	Texas State Public Finance Authority Building Revenue, General Services Communities Projects, Series A	5.50	2/1/12	267,143
5,000	Texas State Water Development Revenue, Series B, ETM	6.50	8/1/05	5,014
500,000	Texas Water Development Board Revenue, Series B	5.75	7/15/12	551,980
15,000	Travis County Texas Health Facilities Development Corporation Hospital Revenue, ETM	5.00	11/1/05	15,120
230,000	Travis County Texas Housing Finance Corp., Broadmoor Apartments Project, AMT (FSA)	5.70	6/1/06	232,525
200,000	Ysleta Texas Independent School District Public Facilities Corporation Lease Revenue	4.75	11/15/12	210,843

				28,275,265

	Utah — 0.85%
65,000	Provo City Utah Housing Authority Multi-Family, Lookout Pointe Apartments (GNMA)	6.00	7/20/08	65,918
5,000	Salt Lake City Utah Hospital Revenue, ETM	8.00	5/15/07	5,324
1,695,000	Utah Housing Corp Single Family Mortgage Revenue	5.25	7/1/25	1,753,037
910,000	Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT	5.00	7/1/18	943,078
1,040,000	Utah State Board Regents Revenue	5.38	8/1/13	1,127,454
25,000	Utah State Housing Finance Agency, Single Family Mortgage, A2 Class III, AMT	5.05	7/1/12	25,123
25,000	Utah State Housing Finance Agency, Single Family Mortgage, Series F1, Class I	5.50	7/1/16	25,375
105,000	Utah State Housing Finance Agency, Single Family Mortgage, Mezz D2, AMT	5.40	7/1/20	107,728

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Utah (continued)
$55,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2 Class II, AMT	5.40	7/1/16	$55,991
35,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2, Class III, AMT	5.20	7/1/11	35,334
45,000	Utah State Housing Finance Agency, Single Family Mortgage, Series B2, Class III, AMT	5.25	7/1/11	45,062
30,000	Utah State Housing Finance Agency, Single Family Mortgage, Series Sub-D2, AMT	5.25	7/1/12	30,238
5,000	Utah State Housing Finance Agency, Sub-Single Family Mortgage, Issue F1	5.85	7/1/07	5,030

				4,224,692

	Various States — 0.97%
4,860,000	Municipal Mortgage and Equity Financial CDD Senior Securitization Trust, LOC, Mandatory Put 11/01/08 @ 100 (a)	3.38	11/1/08	4,821,266

	Vermont — 0.08%
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.00	7/1/06	96,065
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.00	7/1/07	96,524
175,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.75	7/1/13	185,348

				377,937

	Virginia — 1.21%
540,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.00	7/1/14	563,927
165,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.20	7/1/19	170,882
275,000	Newport News Virginia Industrial Development Authority (GNMA)	7.25	8/1/16	289,592
4,740,000	Poplar Hill Virginia Community Development Authority Certificates Participation Adjustment, Series A (a)	5.50	9/1/34	4,720,519
205,000	Richmond Virginia Metro Authority Expressway Revenue, Partially Prerefunded, Balance ETM	7.00	10/15/13	237,046

				5,981,966

	Washington — 2.53%
250,000	Bellingham Washington Housing Authority Revenue, Cascade Meadows (MBIA)	4.88	11/1/15	258,215
30,000	Grays Harbor County Washington Public Utility, ETM	5.38	1/1/06	30,402
1,790,000	King County Washington Housing Authority Revenue, Vashon Community Center, Series A, SUB (GNMA)	7.25	9/20/42	2,047,097
365,000	Seattle Washington Housing Authority (GNMA)	7.40	11/20/36	398,752
1,340,000	Seattle Washington New Public Housing Authority	4.88	8/1/08	1,422,021
1,615,000	Seattle Washington New Public Housing Authority	4.88	8/1/09	1,728,244
120,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Junior Lien A (Standby LOC)	5.75	4/1/28	120,114
245,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Senior Lien A	5.63	4/1/28	241,301
470,000	Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A, (GNMA)	6.35	8/20/39	529,023
1,000,000	Washington State Health Care Facilities Authority Revenue, Childrens Hospital & Regular Medical Center	5.38	10/1/16	1,102,410
1,500,000	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems	5.25	8/15/10	1,604,294
900,000	Washington State Health Facilities Authority Revenue, Grays Harbor Community Hospital (RADIAN)	5.85	7/1/12	994,860
1,150,000	Washington State Housing Finance Community, AMT (LOC), Mandatory Put 7/1/08 @ 100	4.90	7/1/30	1,150,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Washington (continued)
$135,000	Washington State Housing Revenue, Crista Ministries Project (LOC)	5.10	7/1/10	$139,101
240,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.10	1/1/14	252,043
200,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.30	1/1/19	209,282
200,000	Washington State, Series A	5.25	7/1/12	212,350
100,000	Washington State, Series A	4.88	10/1/15	100,451

				12,539,960

	West Virginia — 0.32%
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.55	9/1/08	56,432
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.70	9/1/09	56,509
205,000	Harrison County West Virginia, County Community Special Obligation, Series A, ETM	6.25	5/15/10	223,468
250,975	Harrison County West Virginia, Series B, (AMBAC) Zero Coupon	0.00	10/20/10	165,498
755,000	Kanawha County West Virginia Building Community Revenue, Charleston Area Medical Center Project, ETM	6.60	12/1/08	805,608
210,000	Kanawha County West Virginia Single Family Mortgage Revenue, ETM	7.40	12/1/10	235,469
20,000	Wood County West Virginia Building Community Revenue, ETM	6.63	1/1/06	20,388

				1,563,372

	Wisconsin — 2.69%
250,000	Beloit Wiscosin School District	5.00	10/1/12	260,780
100,000	Hortonville Wisconsin School District	4.90	4/1/11	105,598
1,500,000	LA Crosse Wisconsin, Series B	3.50	11/1/08	1,512,945
120,000	Oshkosh Wisconsin Hospital Facility Revenue, Mercy Medical Center, Prerefunded 7/01/07 @ 100	7.38	7/1/09	126,878
800,000	Plymouth Wisconsin School District (MBIA)	4.00	4/1/13	831,272
835,000	Plymouth Wisconsin School District (MBIA)	4.00	4/1/14	864,885
975,000	Plymouth Wisconsin School District (MBIA)	3.75	4/1/18	964,245
265,000	Shell Lake Wisconsin Nursing Home Revenue, Terraceview Living (GNMA)	5.30	9/20/18	266,579
65,000	Whitewater Wisconsin Waterworks Systems Mortgage Revenue	7.50	7/1/16	68,028
95,000	Wisconsin Housing and Economic Development Authority, Series B, AMT	4.95	9/1/09	97,575
1,195,000	Wisconsin Housing and Economic Development Authority, Series C	4.60	11/1/11	1,230,587
2,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc.	5.00	8/15/10	2,650,950
3,000,000	Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital, (FHA)	5.60	7/15/22	3,251,279
285,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.10	8/15/07	297,546
170,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.20	8/15/08	179,481
295,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.30	8/15/09	311,239
135,000	Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)	5.75	2/1/12	138,929
135,000	Wisconsin State Health & Educational Facilities. Viterbo College Income Project (LOC)	6.00	2/1/17	139,521

				13,298,317

	Wyoming — 0.11%
550,000	Wyoming Community Development Authority, Multi-Family Revenue, Aspen Court Apartments, Mandatory Put 12/1/08 @ 100, AMT (LOC)	4.75	12/1/30	554,554

	Total Municipal Bonds (cost $435,866,655)			445,028,887

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Rate %	Maturity Date	Value
	Taxable Securities — 4.72%
$5,519,000	AFS Energy Savings Control (a)	6.35	3/1/25	$5,519,000
1,309,511	BFL Funding IV LLC (a)	5.95	3/1/10	1,317,984
9,822,847	IIS/Syska Holdings Energy (a)	3.90	8/15/08	9,769,410
2,740,000	Kidspeace National Center of Georgia (a)	4.50	12/1/28	2,736,548
3,942,900	Landmark Leasing 04A LLC (a)	6.20	10/1/22	4,041,236

	Total Taxable Securities (cost $23,345,673)			23,384,178

	Money Market Mutual Funds — 2.05%
10,151,967	Blackrock Muni Fund, 2.21%	2.21	12/31/49	10,151,967

	Total Money Market Mutual Funds (cost $10,151,967)			10,151,967

	Corporate Bonds — 1.97%
$4,755,614	ASC Equipment (a)	5.13	3/1/08	4,755,614
5,000,000	USDA Airtanker (a)	8.00	2/1/08	5,005,500

	Total Corporate Bonds (cost $9,755,614)			9,761,114

	Taxable Municipal Bonds — 1.16%
5,472,000	Amerescosolutions Energy (a)	6.00	5/1/22	5,732,029

	Total Taxable Municipal Bonds (cost $5,472,000)			5,732,029

	Total Investments (cost $484,591,909) — 99.82%			494,058,175
	Assets in excess of other liabilities — 0.18%			885,471

	Net Assets — 100.00%			$494,943,646

Percentages	indicated are based on net assets of $494,943,646.

(a)	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Represents non-income producing securities.

ACA — American Capital Access

AMT — Alternative Minimum Tax

AMBAC — AMBAC indemnity Corp.

AXA — AXA Reinsurance UK

CIFG — CDC IXIS Financial Guaranty

ETM — Escrowed to Maturity

FHA — Federal Housing Administration

FGIC — Financial Guaranty Insurance Co.

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance, Inc.

GNMA — Government National Mortgage Association

GO — General Obligation

GTY — Guaranteed

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

MBIA-IBC — MBIA Insured Bond Certificate

RADIAN — Radian Group, Inc.

SONYMA — State of New York Mortgage Agency

SUB — Step-up bond

XLCA — XL Capital Assurance, Inc.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages — 28.70%
$375,000	Fannie Mae	1.75	6/16/06	$367,931
1,800,000	Fannie Mae	4.00	10/16/06	1,803,764
3,100,000	Fannie Mae	2.71	1/30/07	3,048,038
1,730,000	Fannie Mae	2.35	4/5/07	1,687,127
725,000	Fannie Mae	2.92	8/15/07	724,585
665,000	Fannie Mae	3.125	3/16/09	643,769
450,000	Fannie Mae	6.625	9/15/09	495,881
485,000	Fannie Mae	7.125	6/15/10	552,354
375,000	Fannie Mae	2.35	3/15/11	370,699
1,075,000	Fannie Mae	5.50	3/15/11	1,153,098
835,000	Fannie Mae	6.00	5/15/11	919,473
925,000	Fannie Mae	5.125	5/27/15	934,832
1,159,034	Fannie Mae Strip, Series 2005-27, Class PC	5.50	5/25/34	1,191,666
247,019	Fannie Mae Strip, Series 317, Class 1, PO	0.00	8/1/31	217,737
247,019	Fannie Mae Strip, Series 317, Class 2, IO	8.00	8/1/31	48,472
597,113	Fannie Mae, Gold Pool # B17378	4.50	12/1/19	594,974
497,967	Fannie Mae, Gold Pool # B19026	4.50	3/1/20	496,080
6,366,077	Fannie Mae, Pool # 725424	5.50	4/1/34	6,457,009
97,957	Fannie Mae, Pool # 735611	5.50	5/1/20	100,625
1,154	Fannie Mae, Pool #117095	8.50	7/1/08	1,169
65,979	Fannie Mae, Pool #124836	10.00	5/1/22	75,084
27,032	Fannie Mae, Pool #124911	10.00	3/1/16	30,774
8,639	Fannie Mae, Pool #190535	11.00	1/1/16	10,045
5,290	Fannie Mae, Pool #23	8.50	8/1/11	5,467
29,938	Fannie Mae, Pool #253265	7.50	5/1/30	31,990
16,575	Fannie Mae, Pool #253267	8.50	5/1/30	18,051
171,570	Fannie Mae, Pool #253399	8.50	8/1/30	186,846
36,803	Fannie Mae, Pool #253438	8.50	9/1/30	40,080
13,111	Fannie Mae, Pool #253545	7.00	12/1/30	13,831
42,588	Fannie Mae, Pool #253584	7.50	1/1/31	45,507
47,143	Fannie Mae, Pool #253643	7.50	2/1/31	50,374
256,804	Fannie Mae, Pool #254346	6.50	6/1/32	265,857
28,003	Fannie Mae, Pool #254487	7.50	9/1/32	29,922
88,377	Fannie Mae, Pool #303406	10.00	2/1/25	100,324
8,140	Fannie Mae, Pool #313033	10.00	7/1/17	9,281
14,229	Fannie Mae, Pool #313328	10.00	7/1/18	16,413
76,342	Fannie Mae, Pool #323354	6.00	11/1/28	78,464
9,795	Fannie Mae, Pool #359461	10.50	12/1/17	11,027
47,349	Fannie Mae, Pool #378141	10.00	4/1/19	54,025
85,224	Fannie Mae, Pool #397120	10.00	5/1/21	97,985
22,173	Fannie Mae, Pool #399289	10.00	12/1/14	24,292
1,641	Fannie Mae, Pool #447140	7.50	11/1/29	1,755
3,357	Fannie Mae, Pool #50163	10.50	11/1/18	3,918
1,841	Fannie Mae, Pool #511096	7.50	8/1/29	1,968
232,928	Fannie Mae, Pool #514132	7.00	8/1/29	245,831
114,564	Fannie Mae, Pool #514574	7.50	1/1/30	122,480
6,204	Fannie Mae, Pool #532042	7.50	6/1/30	6,629
75,320	Fannie Mae, Pool #534063	7.50	3/1/30	80,530
113,177	Fannie Mae, Pool #535332	8.50	4/1/30	123,318
36,416	Fannie Mae, Pool #535435	8.50	8/1/30	39,658
148,272	Fannie Mae, Pool #535488	8.50	9/1/30	161,473
341,166	Fannie Mae, Pool #535988	7.00	6/1/31	359,858

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$21,605	Fannie Mae, Pool #536282	8.50	7/1/30	$23,529
13,925	Fannie Mae, Pool #54075	8.50	12/1/08	14,217
22,948	Fannie Mae, Pool #541903	7.50	6/1/30	24,521
31,568	Fannie Mae, Pool #545082	7.50	6/1/31	33,732
764,429	Fannie Mae, Pool #545139	7.00	8/1/31	806,353
28,951	Fannie Mae, Pool #545556	7.00	4/1/32	30,538
125,664	Fannie Mae, Pool #545762	6.50	7/1/32	130,269
54,152	Fannie Mae, Pool #546591	8.50	6/1/30	58,973
38,712	Fannie Mae, Pool #548190	7.50	10/1/30	41,366
2,463	Fannie Mae, Pool #549605	8.50	8/1/30	2,682
53,528	Fannie Mae, Pool #555034	6.00	9/1/17	55,373
127,088	Fannie Mae, Pool #555144	7.00	10/1/32	134,054
36,695	Fannie Mae, Pool #557160	8.50	12/1/30	39,962
8,657	Fannie Mae, Pool #559351	7.50	10/1/30	9,250
272,627	Fannie Mae, Pool #559894	6.50	4/1/31	282,792
8,335	Fannie Mae, Pool #560534	7.00	11/1/30	8,792
57,987	Fannie Mae, Pool #561883	7.50	11/1/30	61,961
44,003	Fannie Mae, Pool #562906	7.50	3/1/31	47,018
43,465	Fannie Mae, Pool #573752	8.50	2/1/31	47,335
3,033	Fannie Mae, Pool #574841	7.50	3/1/31	3,241
9,444	Fannie Mae, Pool #58253	10.00	10/1/16	10,027
78,884	Fannie Mae, Pool #588099	6.00	7/1/16	81,603
78,707	Fannie Mae, Pool #590944	7.00	8/1/31	83,020
4,866	Fannie Mae, Pool #606565	7.00	10/1/31	5,133
133,109	Fannie Mae, Pool #606964	7.00	10/1/31	140,402
31,035	Fannie Mae, Pool #610381	7.00	10/1/31	32,735
3,820	Fannie Mae, Pool #615206	6.50	11/1/31	3,963
8,817	Fannie Mae, Pool #621535	6.50	3/1/32	9,140
187,330	Fannie Mae, Pool #625030	6.50	1/1/32	194,315
43,416	Fannie Mae, Pool #653877	6.50	8/1/32	45,007
495,951	Fannie Mae, Pool #727384	4.50	9/1/18	493,983
2,476	Fannie Mae, Pool #739450	5.50	8/1/33	2,511
117,741	Fannie Mae, Pool #740710	4.50	9/1/18	117,274
2,879,502	Fannie Mae, Pool #819432	4.62	3/1/35	2,894,152
387,784	Fannie Mae, Series 1996-48, Class Z	7.00	11/25/26	408,825
290,000	Fannie Mae, Series 2003-16, Class BC	5.00	3/25/18	296,366
450,000	Fannie Mae, Series 2003-87, Class TJ	4.50	9/25/18	445,852
1,025,932	Fannie Mae, Series 2004-28, Class PB	6.00	8/25/28	1,043,940
627,872	Fannie Mae, Series 2004-88, Class HA	6.50	7/25/34	661,138
996,464	Fannie Mae, Series 2004-99, Class AO	5.50	1/25/34	1,022,000
1,150,000	Fannie Mae, Series 2005-57, Class EG	3.39	3/25/35	1,164,554
980,000	Fannie Mae, Series 2005-58, Class EP	5.50	7/25/35	1,016,750
400,000	Fannie Mae, TBA	0.00	7/19/20	404,375
600,000	Fannie Mae, TBA	0.00	7/19/20	597,187
1,000,000	Fannie Mae, TBA	0.00	2/25/35	1,032,903
400,000	Fannie Mae, TBA	0.00	7/14/35	391,125
2,900,000	Fannie Mae, TBA	0.00	8/11/35	2,998,780
14,300,000	Fannie Mae, TBA	0.00	8/11/35	14,644,086
300,000	Fannie Mae, TBA	0.00	7/14/35	300,000
640,000	Freddie Mac	5.00	12/15/17	654,778
990,000	Freddie Mac	5.50	1/15/31	1,016,024
1,149,986	Freddie Mac	5.50	4/15/35	1,191,880

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$493,814	Freddie Mac, Gold Pool # B19102	4.50	4/1/20	$491,944
109,553	Freddie Mac, Gold Pool #170199	9.50	10/1/16	120,558
15,722	Freddie Mac, Gold Pool #183455	12.00	12/1/10	17,795
6,882	Freddie Mac, Gold Pool #360019	10.50	12/1/17	7,948
14,103	Freddie Mac, Gold Pool #555285	10.00	4/1/16	15,141
13,841	Freddie Mac, Gold Pool #C01104	8.00	12/1/30	14,905
61,507	Freddie Mac, Gold Pool #C01187	7.50	5/1/31	65,860
70,860	Freddie Mac, Gold Pool #C01372	7.50	5/1/32	75,874
400,011	Freddie Mac, Gold Pool #C01848	6.00	6/1/34	410,419
282	Freddie Mac, Gold Pool #C35806	7.50	2/1/30	302
31,676	Freddie Mac, Gold Pool #C41019	8.00	8/1/30	34,111
42,468	Freddie Mac, Gold Pool #C41473	7.50	8/1/30	45,473
34,002	Freddie Mac, Gold Pool #C41513	8.00	8/1/30	36,615
5,526	Freddie Mac, Gold Pool #C41563	8.00	8/1/30	5,951
56,511	Freddie Mac, Gold Pool #C42635	8.00	10/1/30	60,855
2,275	Freddie Mac, Gold Pool #C43994	7.50	10/1/30	2,436
8,637	Freddie Mac, Gold Pool #C47558	7.50	2/1/31	9,248
7,234	Freddie Mac, Gold Pool #C48206	7.50	3/1/31	7,746
70,535	Freddie Mac, Gold Pool #C50601	8.00	4/1/31	75,958
54,637	Freddie Mac, Gold Pool #C58121	7.50	9/1/31	58,503
25,068	Freddie Mac, Gold Pool #C59301	7.50	10/1/31	26,841
7,321	Freddie Mac, Gold Pool #C65032	7.50	2/1/32	7,839
52,251	Freddie Mac, Gold Pool #C67274	7.50	5/1/32	55,949
96,997	Freddie Mac, Gold Pool #C68001	7.00	6/1/32	102,136
88,699	Freddie Mac, Gold Pool #D11089	9.50	10/1/17	97,614
310,616	Freddie Mac, Gold Pool #E00627	5.50	2/1/14	319,096
232,429	Freddie Mac, Gold Pool #E01137	6.00	3/1/17	240,342
90,919	Freddie Mac, Gold Pool #E84261	6.00	7/1/16	94,007
21,112	Freddie Mac, Gold Pool #E89400	6.00	4/1/17	21,831
85,538	Freddie Mac, Gold Pool #E90895	6.00	7/1/17	88,450
222,815	Freddie Mac, Gold Pool #E91323	6.00	9/1/17	230,401
7,073	Freddie Mac, Gold Pool #G01135	8.00	9/1/30	7,616
8,224	Freddie Mac, Gold Pool #G01311	7.00	9/1/31	8,660
67,766	Freddie Mac, Gold Pool #G01391	7.00	4/1/32	71,357
604,818	Freddie Mac, Gold Pool #M80813	4.00	4/1/10	598,520
2,500,000	Freddie Mac, TBA	0.00	7/19/20	2,527,735
300,000	Freddie Mac, TBA	0.00	7/19/20	307,781
200,000	Freddie Mac, TBA	0.00	6/16/35	205,062
500,000	Freddie Mac, TBA	0.00	7/21/35	515,625
8,277	Government National Mortgage Association, Pool #112784	12.00	2/15/14	9,898
5,088	Government National Mortgage Association, Pool #1277	11.50	9/20/19	5,234
28,668	Government National Mortgage Association, Pool #129961	11.00	8/15/15	32,937
1,602	Government National Mortgage Association, Pool #151321	10.50	3/15/16	1,868
26,913	Government National Mortgage Association, Pool #156617	11.00	1/15/16	30,940
6,501	Government National Mortgage Association, Pool #217447	10.50	6/15/19	7,584
7,233	Government National Mortgage Association, Pool #252625	10.50	10/15/18	8,551
5,986	Government National Mortgage Association, Pool #278126	10.50	6/15/19	7,090
52,023	Government National Mortgage Association, Pool #278323	10.50	7/15/19	61,518
15,481	Government National Mortgage Association, Pool #36890	10.00	11/15/09	16,636
6,289	Government National Mortgage Association, Pool #38484	11.00	3/15/10	6,895
8,589	Government National Mortgage Association, Pool #41625	11.00	7/15/10	9,415
9,285	Government National Mortgage Association, Pool #42444	11.00	9/15/10	10,178

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$11,517	Government National Mortgage Association, Pool #42710	11.00	9/15/10	$12,625
10,362	Government National Mortgage Association, Pool #43080	11.00	8/15/10	11,359
552	Government National Mortgage Association, Pool #43285	11.00	8/15/10	605
48,646	Government National Mortgage Association, Pool #45290	11.00	12/15/10	53,327
18,860	Government National Mortgage Association, Pool #488233	6.00	4/15/29	19,491
10,065	Government National Mortgage Association, Pool #497630	6.00	2/15/29	10,402
3,145	Government National Mortgage Association, Pool #545212	7.00	12/15/30	3,331
1,046,709	Government National Mortgage Association, Pool #569326	6.00	4/15/32	1,080,837
13,442	Government National Mortgage Association, Pool #58625	12.00	11/15/12	15,842
670,514	Government National Mortgage Association, Pool #604723	6.00	10/15/33	692,152
131,666	Government National Mortgage Association, Pool #607183	6.00	11/15/33	135,915
93,146	Government National Mortgage Association, Pool #637301	6.50	11/15/34	97,355
13,860	Government National Mortgage Association, Pool #70492	12.00	9/15/13	16,507
20,215	Government National Mortgage Association, Pool #71155	12.00	8/15/13	24,097
25,585	Government National Mortgage Association, Pool #780315	9.50	12/15/17	28,186
9,135	Government National Mortgage Association, Pool #780379	10.50	8/15/21	10,642
18,674	Government National Mortgage Association, Pool #780384	11.00	12/15/17	21,390
61,015	Government National Mortgage Association, Pool #780554	10.00	5/15/19	70,735
14,508	Government National Mortgage Association, Pool #780609	9.50	9/15/22	16,218
95,468	Government National Mortgage Association, Pool #780914	6.00	11/15/28	98,694
259,737	Government National Mortgage Association, Pool #781459	6.00	6/15/32	268,250
180,617	Government National Mortgage Association, Pool #781548	7.00	11/15/32	191,314
838,671	Government National Mortgage Association, Pool #781590	5.50	4/15/33	857,296
615,406	Government National Mortgage Association, Pool #781690	6.00	12/15/33	635,266
12,171	Government National Mortgage Association, Pool #80094	4.75	7/20/27	12,262
24,939	Government National Mortgage Association, Pool #80114	3.75	9/20/27	25,375
41,682	Government National Mortgage Association, Pool #80123	4.125	10/20/27	42,426
35,387	Government National Mortgage Association, Pool #80137	4.125	11/20/27	36,002
10,393	Government National Mortgage Association, Pool #80145	4.125	12/20/27	10,569
13,699	Government National Mortgage Association, Pool #80156	3.375	1/20/28	13,926
1,200,216	Government National Mortgage Association, Pool #80916	3.75	5/20/34	1,180,963
44,979	Government National Mortgage Association, Pool #8585	3.375	1/20/25	45,729
120,123	Government National Mortgage Association, Pool #8595	3.375	2/20/25	122,269
38,086	Government National Mortgage Association, Pool #8611	3.375	3/20/25	38,725
54,461	Government National Mortgage Association, Pool #8621	3.375	4/20/25	54,047
109,224	Government National Mortgage Association, Pool #8631	3.375	5/20/25	108,394
33,581	Government National Mortgage Association, Pool #8644	3.375	6/20/25	34,082
38,601	Government National Mortgage Association, Pool #8664	3.75	7/20/25	39,235

	Total U.S. Government Agency Mortgages (cost $72,721,669)			72,841,214

	Corporate Bonds — 20.17%
135,000	Albertson’s, Inc.	7.75	6/15/26	155,171
70,000	Albertson’s, Inc.	7.45	8/1/29	79,712
325,000	Allstate Financial Global Funding*	6.15	2/1/06	329,134
600,000	American Express Bank FSB	3.35	11/21/07	600,453
300,000	American Express Centurion Bank	4.375	7/30/09	302,181
60,000	Anadarko Finance Co., Series B	7.50	5/1/31	75,750
165,000	Archstone-Smith Operation Trust	5.625	8/15/14	173,169
170,000	Associates Corp. NA	6.25	11/1/08	180,872
175,000	Avalon Bay Communities, Inc.	7.50	12/15/10	199,207
225,000	Bank of America Corp.	5.25	2/1/07	229,624
40,000	Bank of America Corp.	3.875	1/15/08	39,843

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$545,000	Bank of America Corp.	7.80	2/15/10	$623,344
150,000	Bank of America Corp.	4.375	12/1/10	150,604
275,000	Bank of New York	3.80	2/1/08	272,776
375,000	Bellsouth Corp.	4.20	9/15/09	373,594
100,000	Bellsouth Corp.	6.55	6/15/34	113,875
975,000	Bellsouth Corp.*	4.16	4/26/06	977,388
200,000	Belvoir Land, LLC	5.27	12/15/47	203,612
325,000	Berkshire Hathaway Finance	3.375	10/15/08	316,189
260,000	Berkshire Hathaway Finance Corp.	3.40	7/2/07	256,650
385,000	Berkshire Hathaway, Inc.*	4.125	1/15/10	382,694
130,000	Boston Scientific	5.45	6/15/14	136,466
75,000	Bristol-Myers Squibb	6.875	8/1/97	93,451
250,000	Carolina Power & Light	6.125	9/15/33	283,019
300,000	Centex Corp.	5.25	6/15/15	299,751
500,000	Citigroup, Inc.	3.50	2/1/08	492,952
1,120,000	Citigroup, Inc.	3.625	2/9/09	1,101,485
785,000	Citigroup, Inc.	4.25	7/29/09	787,648
1,335,000	Citigroup, Inc.	4.125	2/22/10	1,330,260
150,000	Citigroup, Inc.	5.85	12/11/34	165,816
258,000	Comcast Cable Communications	6.375	1/30/06	261,629
630,000	Comcast Cable Communications	8.375	3/15/13	768,191
170,000	Comcast Corp.	7.625	2/15/08	182,588
15,000	Comcast Corp.	5.50	3/15/11	15,650
275,000	Comcast Corp.	7.05	3/15/33	324,677
25,000	Comcast Corp.	5.65	6/15/35	24,895
170,000	Conoco Funding Co.	6.35	10/15/11	188,240
50,000	ConocoPhillips	5.90	10/15/32	56,172
25,000	Consolidated Natural Gas, Series A	5.00	3/1/14	25,360
125,000	Consolidated Natural Gas, Series C	6.25	11/1/11	136,376
125,000	Cox Communuications, Inc	4.625	6/1/13	121,339
140,000	Daimler Chrysler – AG	7.45	3/1/27	159,409
475,000	Deutsche Bank AG-NY	3.84	3/15/07	474,202
310,000	Devon Financing Corp., ULC	7.875	9/30/31	403,218
250,000	Dominion Resources, Inc.	7.195	9/15/14	290,339
85,000	Dominion Resources, Inc., Series A	8.125	6/15/10	97,936
125,000	Enterprise Products Partners	4.00	10/15/07	123,751
370,000	EOP Operating LP	7.00	7/15/11	410,281
65,000	Exelon Corp.	6.75	5/1/11	72,185
315,000	Exelon Corp.	5.625	6/15/35	317,543
50,000	Federated Department Stores	6.79	7/15/27	56,515
75,000	Federated Department Stores	7.00	2/15/28	87,193
200,000	Florida Power and Light Co.	4.95	6/1/35	197,256
3,625,000	General Electric Capital Corp.	3.45	1/15/08	3,599,472
535,000	General Electric Capital Corp.	3.60	10/15/08	525,995
3,125,000	General Electric Capital Corp.	4.125	9/1/09	3,114,321
725,000	General Electric Capital Corp.	4.125	3/4/08	725,811
145,000	General Mills, Inc.	5.125	2/15/07	147,261
125,000	General Motors Acceptance Corp.	4.20	9/23/08	115,561
215,000	HSBC Bank USA	3.875	9/15/09	211,966
2,125,000	HSBC Bank USA NA	3.87	6/7/07	2,110,696
200,000	HSBC Finance Corp.	4.75	5/15/09	202,873
290,000	Irwin Land LLC*	5.30	12/15/35	294,794

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$360,000	JP Morgan Chase & Co.	5.35	3/1/07	$367,196
5,000	Kraft Foods, Inc.	6.25	6/1/12	5,497
210,000	Lehman Brothers Holdings	7.875	8/15/10	243,931
135,000	Lennar Corp.*	5.60	5/31/15	138,353
290,000	Liberty Mutual Group*	6.50	3/15/35	287,332
140,000	Lockheed Martin Corp.	8.50	12/1/29	202,185
170,000	Lockheed Martin Corp.	7.20	5/1/36	219,599
108,000	Massachusetts Mutual Life*	7.625	11/15/23	138,645
35,000	May Department Stores Co.	7.875	3/1/30	44,259
75,000	May Department Stores Co.	6.70	7/15/34	83,852
125,000	May Department Stores Co.	8.125	8/15/35	146,719
300,000	Merck & Co., Inc.	4.75	3/1/15	302,678
475,000	Met Life Global Funding*	4.50	5/5/10	478,065
475,000	Monumental Global Funding*	5.20	1/30/07	483,906
250,000	Morgan Stanley	3.875	1/15/09	246,827
390,000	National City Bank	3.375	10/15/07	385,854
225,000	National Westminster Bank	7.375	10/1/09	252,563
250,000	Nationwide Building Society*	4.25	2/1/10	249,377
40,000	New Jersey Bell Telephone	7.85	11/15/29	49,472
25,000	News America, Inc.	7.28	6/30/28	29,066
110,000	News America, Inc.	7.625	11/30/28	132,853
100,000	News America, Inc.*	7.30	4/30/28	116,377
345,000	News America, Inc.*	6.20	12/15/34	362,075
150,000	Noranda, Inc.	5.50	6/15/17	149,682
295,000	Northrop Grumman Corp.	4.08	11/16/06	294,148
75,000	Northrop Grumman Corp.	7.125	2/15/11	84,822
100,000	Northrop Grumman Corp.	7.875	3/1/26	132,893
80,000	Occidental Petroleum Corp.	8.45	2/15/29	115,537
100,000	Pennsylvania Electric Co.	5.125	4/1/14	101,975
1,250,000	Petro-Canada	4.25	8/16/10	1,255,337
375,000	Petro-Canada	5.95	5/15/35	392,277
60,000	Phillips Petroleum Co.	7.00	3/30/29	75,291
250,000	Platinum Underwriters Financial*	7.50	6/1/17	253,501
210,000	Protective Life Secured Trust, Series MTN	3.70	11/24/08	206,825
75,000	Resolution Funding Corp., Zero Coupon	0.00	7/15/18	42,161
75,000	Resolution Funding Corp., Zero Coupon	0.00	10/15/18	41,644
350,000	Rouse Co.	5.375	11/26/13	339,078
225,000	Ryland Group	5.375	5/15/12	228,580
160,000	Sara Lee Corp.	3.875	6/15/13	148,892
265,000	SBC Communications, Inc.	6.45	6/15/34	297,945
20,000	SBC Communications, Inc.	6.15	9/15/34	21,665
1,050,000	SBC Communications, Inc.*	4.39	6/5/06	1,052,573
125,000	Schering-Plough Corp.	6.75	12/1/33	150,630
275,000	Scottish Power PLC	4.91	3/15/10	278,983
100,000	SLM Corp.	4.00	1/15/10	98,785
2,225,000	SLM Student Loan Trust, Series 2003-4, Class A3	2.59	12/15/15	2,227,930
275,000	SLM. Corp.	5.625	4/10/07	281,875
582,637	Small Business Administration	4.52	2/10/13	586,062
758,053	Small Business Administration	4.50	2/10/14	760,931
100,000	Southwest Airlines Co.	5.125	3/1/17	98,058
60,000	Sprint Capital Corp.	6.875	11/15/28	69,086
300,000	Sprint Capital Corp.	8.75	3/15/32	417,333

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$902,636	Start*	3.00	1/21/09	$897,274
450,000	State Street Bank & Trust	3.33	12/11/06	449,996
220,000	Statoil*	5.125	4/30/14	229,186
415,000	Suntrust Bank	3.625	10/15/07	409,537
160,000	Suntrust Bank	4.00	10/15/08	159,136
150,000	Suntrust Bank	3.04	6/15/09	150,082
275,000	Suntrust Bank	4.415	6/15/09	275,633
170,000	TCI Communications, Inc.	7.875	8/1/13	202,346
10,000	TCI Communications, Inc.	7.875	2/15/26	12,489
375,000	TIAA Global Markets*	5.00	3/1/07	380,201
300,000	TIAA Global Markets*	3.875	1/22/08	298,121
275,000	Time Warner, Inc.	8.18	8/15/07	295,836
115,000	Time Warner, Inc.	7.57	2/1/24	140,502
30,000	Time Warner, Inc.	6.95	1/15/28	34,560
300,000	Time Warner, Inc.	6.625	5/15/29	334,279
150,000	Time Warner, Inc.	7.625	4/15/31	187,333
170,000	Time Warner, Inc.	7.70	5/1/32	215,054
30,000	Turner Broadcasting Co.	8.375	7/1/13	36,790
300,000	TXU Corp.*	6.50	11/15/24	293,863
90,000	Tyco International Group SA	7.00	6/15/28	108,539
55,000	US Bancorp, Series MTN	3.95	8/23/07	54,914
300,000	US Bank NA	2.40	3/12/07	292,749
240,000	USAA Capital Corp.*	4.00	12/10/07	239,614
60,000	Verizon Global Funding Corp.	7.75	12/1/30	77,475
70,000	Verizon New Jersey, Inc., Series A	5.875	1/17/12	73,998
5,000	Verizon Pennsylvania, Series A	5.65	11/15/11	5,218
425,000	Verizon Virginia, Inc.	4.625	3/15/13	418,251
15,000	Viacom, Inc.	5.625	8/15/12	15,340
75,000	Viacom, Inc.	7.875	7/30/30	87,980
280,000	Wachovia Corp.	6.30	4/15/08	296,599
245,000	Wellpoint, Inc.*	5.95	12/15/34	267,432
525,000	Wells Fargo & Co.	4.125	3/10/08	524,478
570,000	Wells Fargo Co.	4.00	8/15/08	568,993
1,110,000	Wells Fargo Co.	4.20	1/15/10	1,109,414
275,000	World Savings Bank FSB	4.125	3/10/08	274,412

	Total Corporate Bonds (cost $50,601,179)			51,159,189

	U.S. Treasury Notes — 18.17%
1,180,000	U.S. Treasury Notes	3.00	12/31/06	1,169,168
8,210,000	U.S. Treasury Notes	3.125	1/31/07	8,145,215
12,020,000	U.S. Treasury Notes	3.375	2/28/07	11,967,412
8,920,000	U.S. Treasury Notes	3.75	3/31/07	8,933,584
7,260,000	U.S. Treasury Notes	3.625	4/30/07	7,256,029
2,155,000	U.S. Treasury Notes	3.50	5/31/07	2,148,434
365,000	U.S. Treasury Notes	3.875	5/15/10	367,082
1,075,000	U.S. Treasury Notes	3.625	6/15/10	1,070,297
1,150,000	U.S. Treasury Notes	2.00	7/15/14	1,223,365
1,850,000	U.S. Treasury Notes	1.625	1/15/15	1,878,467
1,895,000	U.S. Treasury Notes	4.125	5/15/15	1,922,684

	Total U.S. Treasury Notes (cost $46,052,901)			46,081,737

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations — 11.75%
$625,000	Asset Securitization Corp., Series 1997-D5, Class A1C	6.75	2/14/43	$660,253
1,180,000	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2	6.50	4/15/36	1,298,306
593,253	Bank of America Alternative Loan Trust, Series 2004-5, Class 4A1	5.00	6/25/19	598,688
608,399	Bank of America Alternative Loan Trust, Series 2004-6, Class 4A1	5.00	7/25/19	611,809
1,300,000	Bank of America Commercial Mortgage, Inc., Series 2005-1, Class A4	4.88	11/10/42	1,344,897
1,190,000	Bear Stearns Commercial Mortgage Securities Corp., Series 2005-PWR7, Class A2	4.945	2/11/41	1,222,553
220,000	Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2	7.20	1/15/32	243,820
505,000	Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A2	7.76	4/15/32	558,731
820,000	Commercial Mortgage Pass-Through Certificate, Series 2000-C1, Class A2	7.42	8/15/33	915,987
1,368,049	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2	6.03	9/15/30	1,419,215
1,193,542	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1	6.00	12/25/34	1,228,934
1,160,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.83	4/15/37	1,180,480
275,000	DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B	6.46	3/10/32	294,135
235,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C1, Class A2	6.175	5/15/33	249,418
350,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C2, Class A2	6.945	9/15/33	380,913
932,704	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2	7.18	8/15/36	1,018,872
860,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2	7.455	8/16/33	969,714
960,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2	7.72	3/15/33	1,080,873
1,561,845	GS Mortgage Securities Corp. II, Series 1998-C1, Class A3	6.135	10/18/30	1,636,291
985,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4, IO	4.96	8/10/38	1,011,624
2,121,216	GSR Mortgage Loan Trust, Series 2004-9, Class 4A1	4.07	8/25/34	2,091,257
270,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3	6.26	3/15/33	294,505
1,280,000	JP Morgan Chase Commercial Mortgage Security Corp., Series 2005-LDP2, Class AM	4.78	7/15/42	1,292,851
1,080,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	4.65	1/12/37	1,091,366
785,000	JP Morgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2	7.37	8/15/32	876,509
274	Kidder Peabody Mortgage Assets Trust, Series B, Class A2, IO	9.50	4/22/18	63
710,000	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2	7.37	8/15/26	800,447
1,150,000	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2	6.65	11/15/27	1,275,891
875,000	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B	6.21	10/15/35	926,092
583,524	Master Alternative Loans Trust, Series 2004-4, Class 1A1	5.50	5/25/34	579,094
242,942	Morgan Stanley Capital I, Series 1998-HF2, Class A2	6.48	11/15/30	256,478
1,409,251	Nationslink Funding Corp., Series 1999-1, Class A2	6.32	1/20/31	1,488,546
875,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4	5.01	12/15/35	902,055

	Total Collateralized Mortgage Obligations (cost $29,915,656)			29,800,667

	Asset Backed Securities — 6.77%
1,825,000	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4	4.05	7/15/09	1,827,276
1,475,000	Chase Issuance Trust, Series 2004-A9, Class A9	3.22	6/15/10	1,451,149
1,025,000	Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6	2.90	5/17/10	993,768
1,800,000	Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1	2.55	1/20/09	1,762,162
1,825,000	Citibank Credit Card Issuance Trust, Series 2004-A4, Class A4	3.20	8/24/09	1,795,709
1,384,991	Countrywide Asset-Backed Certificates, Series 2004-14, Class A4	3.30	6/25/35	1,390,130
2,150,000	Ford Credit Auto Owner Trust, Series 2004-A, Class A3	2.93	3/15/08	2,127,691
1,800,000	Ford Credit Auto Owner Trust, Series 2005-B, Class A3	4.17	1/15/09	1,804,301
1,975,000	Ford Credit Auto Owner Trust, Series 2005-A, Class A3	3.48	11/15/08	1,962,122
1,450,000	MBNA Credit Card Master Note Trust, Series 2004-A4, Class A4	2.70	9/15/09	1,418,663
460,000	MBNA Master Credit Card Trust, Series 1999-B, Class A	5.90	8/15/11	489,308
145,000	Pemex Project Funding Master Trust*	5.75	12/15/15	144,348

	Total Asset Backed Securities (cost $17,238,049)			17,166,627

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	U.S. Treasury Bonds — 6.70%
$1,470,000	U.S. Treasury Bonds	10.375	11/15/12	$1,690,787
4,345,000	U.S. Treasury Bonds	8.125	8/15/19	6,156,994
1,075,000	U.S. Treasury Bonds	8.50	2/15/20	1,576,723
2,200,000	U.S. Treasury Bonds	8.75	8/15/20	3,310,313
600,000	U.S. Treasury Bonds	8.00	11/15/21	864,539
500,000	U.S. Treasury Bonds	6.00	2/15/26	616,055
2,155,000	U.S. Treasury Bonds	6.125	11/15/27	2,722,205
50,000	U.S. Treasury Bonds	5.375	2/15/31	59,000

	Total U.S. Treasury Bonds (cost $16,163,514)			16,996,616

	U.S Government Agency Discount Notes — 5.64%
14,300,000	Federal Home Loan Bank (cost $14,300,000)	2.65	7/1/05	14,300,000

	Foreign Bonds — 4.23%
875,000	Aid-Israel	5.50	4/26/24	980,537
380,000	Aid-Israel	5.50	9/18/33	435,743
460,000	Bank of Scotland Treasury Services*	3.50	11/30/07	454,111
215,000	Barclays Bank PLC*	8.55	9/29/49	258,661
280,000	Barclays Bank PLC*	6.28	12/15/49	289,100
10,000	British Telecom PLC	8.875	12/15/30	14,117
275,000	Bundersrepublic	4.75	7/4/34	397,352
50,000	Canadian National Railways	6.25	8/1/34	57,666
145,000	Deutsche Telekom International Finance	8.75	6/15/30	196,327
1,350,000	Deutschland (Bundersrepublic)	4.00	1/4/37	1,739,211
265,000	Diageo Capital PLC	3.375	3/20/08	259,969
995,000	Eksportsfinans	3.375	1/15/08	980,947
375,000	Encana Corp.	6.50	8/15/34	430,364
100,000	France Telecom	8.75	3/1/31	139,421
210,000	HBOS Treasury Services PLC*	3.60	8/15/07	208,064
600,000	Japan Finance Corp.	4.625	4/21/15	610,418
525,000	Nationwide Building Society*	3.50	7/31/07	518,818
75,000	Suncor Energy, Inc., Yankee	5.95	12/1/34	83,434
80,000	Telecom Italia Capital*	4.95	9/30/14	79,212
275,000	Telecom Italia Capital*	6.00	9/30/34	280,754
150,000	Telefonica Europe BV	7.75	9/15/10	173,068
150,000	Tyco International Group SA, Yankee	6.125	11/1/08	158,828
125,000	Union Pacific Corp.	6.25	5/1/34	141,024
485,000	United Mexican States	8.375	1/14/11	564,540
150,000	United Mexican States	8.125	12/30/19	184,125
505,000	United Mexican States	8.00	9/24/22	618,625
290,000	Vodafone Group PLC	7.75	2/15/10	331,118
130,000	XL Capital, Ltd.	6.375	11/15/24	141,480

	Total Foreign Bonds (cost $10,175,012)			10,727,034

	U.S. Treasury Strips — 0.18%
1,170,000	Fannie Mae Strip, Series SO (cost $319,952)	0.00	11/15/27	444,798

	Municipal Bonds — 0.07%
150,000	Ohana Military Communities LLC, Housing Revenue, Series A, Class I* (cost $150,000)	6.19	4/1/49	177,078

	Short-Term Investments — 0.04%
101,335	Eurodollar Time Deposit (cost $101,335)	1.00	7/01/05	101,335

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Contracts		Value

	Options Purchased — 0.00%
32	U.S. Treasury Put Option Sept 2005 (Cost $15,215)	$6,500

	Total Investments (Cost $257,754,482) — 102.42%	259,802,795
	Liabilities in excess of other assets — (2.42)%	(6,132,241)

	Net Assets — 100.00%	$253,670,554

Percentages	indicated are based on net assets of $253,670,554.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

FSB — Federation Small Businesses

IO — Interest Only

PO — Principal Only

TBA — Security in subject to delayed delivery

The Table Below sets forth the diversification of the corporate bonds held by the Fixed Income II Portfolio by Industry:

Industry	Percent of Net Assets
Capital Goods	0.29%
Communications	3.12%
Consumer Cyclical	0.72%
Consumer Non-Cyclical	0.20%
Energy	0.78%
Finance	14.20%
Transportation	0.10%
Utility	0.76%

20.17%

Futures

Number of Contracts	Futures Contracts Long	Market Value	Expiration Date	Unrealized Gain/ (Loss)
58	U.S. Treasury 10 Year Note	$6,581,188	September 2005	$24,000
34	U.S. Treasury Long Bond	$4,037,500	September 2005	$19,581

	Total Unrealized (Loss)			$43,581

	Futures Contracts Short
(107)	U.S. Treasury 5 Year Note	$(11,651,297)	September 2005	$(23,301)
(58)	Euro Dollar Future	$(8,120,000)	September 2005	$(38,076)

	Total Unrealized Gain			$(61,377)

	Net Unrealized (Loss)			$(17,796)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2005

Contracts	Description		Value
Call Options Written
	39	September 2005 10-Year U.S. Treasury Note Future Expires 8/26/05, strike price $112	$72,516
	29	September 2005 10-Year U.S. Treasury Note Future Expires 8/26/05, strike price $113	$33,984

		Total Call Options Written (premiums received $34,655)	$106,500

Put Options Written
	9	September 2005 10-Year U.S. Treasury Note Future Expires 8/26/05, strike price $105	$141
	40	September 2005 10-Year U.S. Treasury Note Future Expires 8/26/05, strike price $106	$625

		Total Put Options Written (premiums received $38,504)	$766

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/2005	Unrealized Gain/ (Loss)
	Currencies Sold
1,805,400	Euro	4/21/2005	7/26/2005	$2,006,299	$2,187,781	$181,482

	Total Currencies Sold					$181,482

	Net Unrealized Gain					$181,482

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments — June 30, 2005

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds — 89.89%
$1,065,000	Adelphia Communications Corp. (b)	0.00	3/1/05	$1,096,950
1,015,000	Adelphia Communications Corp. (b)	0.00	1/15/07	1,035,300
1,925,000	Adelphia Communications Corp. (b)	0.00	10/1/07	1,934,625
2,500,000	Adelphia Communications Corp. (b)	0.00	12/15/07	2,562,500
2,150,000	Adelphia Communications Corp. (b)	0.00	6/15/11	1,929,625
694,000	Allbritton Communication	7.75	12/15/12	683,590
1,750,000	American Tower Corp.	7.25	12/1/11	1,846,250
2,000,000	American Tower Corp.	7.13	10/15/12	2,115,000
1,800,000	Arch Western Finance	6.75	7/1/13	1,858,500
1,200,000	Bio-Rad Laboratories, Inc.	6.13	12/15/14	1,212,000
2,350,000	Boise Cascade LLC*	7.13	10/15/14	2,308,875
2,500,000	Buckeye Technologies, Inc.	8.00	10/15/10	2,400,000
1,000,000	Buckeye Technologies, Inc.	8.50	10/1/13	1,020,000
565,000	Burns Philip Capital Property, Ltd.	9.75	7/15/12	607,375
1,400,000	Cascades, Inc.	7.25	2/15/13	1,368,500
2,125,000	CBD Media/CBD Finance	8.63	6/1/11	2,188,750
2,000,000	Chesapeake Energy Corp.*	6.38	6/15/15	2,050,000
2,500,000	Church & Dwight Co., Inc.	6.00	12/15/12	2,525,000
1,250,000	CMS Energy Corp.	7.75	8/1/10	1,343,750
1,225,000	Comcast Cable Communications	10.63	7/15/12	1,601,430
2,850,000	Community Health Systems	6.50	12/15/12	2,899,875
600,000	CSC Holdings, Inc.	8.13	8/15/09	607,500
604,000	CSC Holdings, Inc.	7.88	2/15/18	594,940
699,000	CSC Holdings, Inc.	7.63	7/15/18	674,535
2,000,000	CSC Holdings, Inc.*	6.75	4/15/12	1,880,000
1,132,000	Denbury Resources, Inc.	7.50	4/1/13	1,185,770
321,000	Dole Foods Co.	8.63	5/1/09	341,865
1,700,000	Dole Foods Co.	7.25	6/15/10	1,725,500
671,000	Dole Foods Co.	8.88	3/15/11	716,293
800,000	Dole Foods Co.	8.75	7/15/13	866,000
1,825,000	Echostar DBS Corp.	6.38	10/1/11	1,809,031
560,000	Encompass Services Corp. (b)	10.50	5/1/09	2,800
1,390,000	Encore Aquistion Co.	6.25	4/15/14	1,407,375
1,290,000	Entercom Radio/Capital	7.63	3/1/14	1,344,825
1,250,000	Extendicare Health Services	6.88	5/1/14	1,240,625
1,850,000	Fisher Scientific International, Inc.	6.75	8/15/14	1,933,250
485,000	Glencore Nickel (a)	0.00	12/1/14	0
425,000	Gray Television, Inc.	9.25	12/15/11	461,125
1,426,000	HCA, Inc.	7.50	12/15/23	1,503,841
750,000	Houston Exploration Co.	7.00	6/15/13	774,375
4,100,000	Intertape Polymer US, Inc.	8.50	8/1/14	4,062,960
2,050,000	Jefferson Smurfit Corp.	8.25	10/1/12	2,060,250
575,000	Jefferson Smurfit Corp.	7.50	6/1/13	549,125
2,225,000	KCS Energy, Inc.	7.13	4/1/12	2,269,500
1,000,000	Key Energy Services, Inc.	6.38	5/1/13	1,005,000
2,105,000	L-3 Communications Corp.	6.13	7/15/13	2,126,050
2,000,000	L-3 Communications Corp.	5.88	1/15/15	1,940,000
1,500,000	Morris Publishing Group	7.00	8/1/13	1,462,500
2,695,000	Nalco Co.	7.75	11/15/11	2,870,175
1,897,000	Nalco Co.	8.88	11/15/13	2,034,533
3,000,000	NTL Cable PLC	8.75	4/15/14	3,123,750
1,400,000	Ommicare, Inc.	8.13	3/15/11	1,477,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares or Principal Amount		Rate %	Maturity Date	Value
$1,750,000	Ommicare, Inc.	6.13	6/1/13	$1,723,750
1,095,000	Owens-Illinois, Inc.	7.35	5/15/08	1,136,063
1,425,000	Pogo Producing	6.88	11/15/13	1,489,125
3,625,000	Range Resources Corp.	7.38	7/15/13	3,860,624
685,000	Republic Technologies International (b)	0.00	7/15/09	1
1,067,991	Rhythms NetConnections, Inc., Series B (b)	0.00	2/15/10	11
1,787,080	Rhythms NetConnections, Inc., Series B, SUB (b)	0.00	5/15/08	18
1,025,000	Salem Communications	7.75	12/15/10	1,066,000
3,400,000	Select Medical Corp.*	7.63	2/1/15	3,366,000
1,597,000	Sinclair Broadcasting Group, Inc.	8.00	3/15/12	1,636,925
1,285,000	Smithfield Foods, Inc.	7.75	5/15/13	1,400,650
1,700,000	Southern Star Central Corp.	8.50	8/1/10	1,785,000
2,470,000	Spectrasite, Inc.	8.25	5/15/10	2,618,200
1,055,000	Stone Container Corp.	8.38	7/1/12	1,065,550
600,000	Susquehanna Media Co.	7.38	4/15/13	627,000
825,000	Sybron Dental Specialties, Inc.	8.13	6/15/12	882,750
1,900,000	TD Funding Corp.	8.38	7/15/11	2,023,500
5,840,000	Tenet Healthcare Corp.	6.88	11/15/31	4,905,599
3,000,000	Texas Genco LLC*	6.88	12/15/14	3,157,500
1,800,000	Triad Hospitals, Inc.	7.00	5/15/12	1,876,500
2,675,000	Videotron Ltee	6.88	1/15/14	2,721,813
500,000	VWR International, Inc.	6.88	4/15/12	492,500
1,150,000	VWR International, Inc.	8.00	4/15/14	1,095,375
7,871	XO Communications, Inc. (b)	0.00	2/1/09	79

	Total Corporate Bonds (Cost $118,632,877)			119,568,921

	Foreign Bond — 0.00%
1,955,000	Murrin Murrin Holdings, Ltd. (b)(a)	0.00	8/31/07	0

	Total Foreign Bond (Cost $0)			0

	Common/Preferred Stocks — 3.23%
	Fiber Optics — 0.00%
672	Viatel Holding (Bermuda), Ltd. (c)			49

	Media — 0.00%
310,702	Paxson Communications Corp. (a)			0
285,971	Paxson Communications Corp. (a)			0

	Telecommunications — 3.23%
27	Dobson Communications Corp., 13.00%			27,000
187,559	Telewest Global, Inc. (c)			4,272,594

	Total Common/Preferred Stocks (Cost $1,650,599)			4,299,641

	Time Deposit — 0.70%
	Bank holding companies — 0.70%
$128,343	Eurodollar Time Deposit, .40%, 7/1/05			128,343
807,014	Eurodollar Time Deposit, 2.30%, 7/1/05			807,015

	Total Time Deposit (Cost $935,358)			935,358

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2005

Shares		Value
	Warrants — 0.02%
	Media — 0.02%
470	XM Satellite Radio, Inc., Strike Price $44.69, 3/15/10 (c)	$28,200

	Total Warrants (Cost $70,569)	28,200

	Total Investments (Cost $121,289,403) — 93.84%	124,832,122
	Other assets in excess of liabilities — 6.16%	8,200,372

	Net Assets — 100.00%	$133,032,494

Percentages	indicated are based on net assets of $133,032,494.

(a)	Escrow security.

(b)	Issuer has defaulted on the payment of interest.

(c)	Represents non-income producing securities.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

IO — Interest Only

MTN — Medium Term Note

PO — Principal Only

TBA — Security in subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities

June 30, 2005

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
ASSETS:
Investments, at value (cost $590,400,118, $808,541,044, $422,828,382 and $887,233,979, respectively)	$685,756,646	$956,814,389	$516,902,554	$1,042,097,073

Total Investments	685,756,646	956,814,389	516,902,554	1,042,097,073

Cash	138,723	751,840	—	18,362,859
Foreign currency, at value (cost $0, $0, $0, and $1,224,016, respectively)	—	—	—	1,222,087
Unrealized appreciation on forward exchange contracts	—	—	—	945,486
Receivable from investments sold	1,269,110	1,288,469	3,005,856	7,161,879
Dividends and interest receivable	923,594	611,311	386,269	1,082,243
Foreign tax reclaim receivable	—	—	—	570,459
Prepaid expenses and other assets	19,763	21,575	19,933	23,133

Total Assets	688,107,836	959,487,584	520,314,612	1,071,465,219

LIABILITIES:
Payable for investments purchased	2,515,731	5,656,056	6,506,161	21,265,842
Unrealized depreciation on forward exchange contracts	—	—	—	392,327
Payable to custodian, cash overdraft	—	—	607,542	—
Variation margin payable on future contracts	14,677	78,450	—	—
Advisory fees payable	168,857	353,260	141,000	224,593
Consulting fees payable to Hirtle Callaghan & Co. Inc.	28,078	39,336	20,878	41,498
Other accrued expenses	43,701	74,621	47,103	166,450

Total Liabilities:	2,771,044	6,201,723	7,322,684	22,090,710

NET ASSETS	$685,336,792	$953,285,861	$512,991,928	$1,049,374,509

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$45,654	$88,956	$34,072	$100,780
Additional paid-in capital	576,326,137	943,996,467	371,400,824	965,936,732
Undistributed net investment income	459,152	327,584	304,597	8,123,558
Accumulated net realized gains/(losses) from investments, futures and foreign currency transactions and translations	13,174,315	(139,216,895)	47,178,263	(80,189,898)
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations	95,331,534	148,089,749	94,074,172	155,403,337

Net Assets	$685,336,792	$953,285,861	$512,991,928	$1,049,374,509

SHARE OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	45,653,777	88,955,645	34,072,125	100,780,359

Net Asset Value, offering and redemption price per share	$15.01	$10.72	$15.06	$10.41

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities (continued)

June 30, 2005

	Fixed Income Portfolio	Intermediate Term Municipal Bond Portfolio	Fixed Income II Portfolio	High Yield Bond Portfolio
ASSETS:
Investments, at value (cost $249,033,033, $484,591,909, $257,754,482, and $121,289,403, respectively)	$253,692,354	$494,058,175	$259,802,795	$124,832,122

Total Investments	253,692,354	494,058,175	259,802,795	124,832,122

Cash	109,801	168,650	—	5,973,672
Foreign currency, at value (cost $0, $0, $181,087, and $343,545, respectively)	—	—	181,091	318,313
Unrealized appreciation on forward exchange contracts	—	—	181,482	—
Receivable from investments sold	867,138	1,013,271	66,586,580	9,303
Dividends and interest receivable	1,976,326	5,850,800	2,006,559	1,960,705
Receivable for Fund shares sold	793,685	1,508,023	771,489	—
Prepaid expenses and other assets	10,292	11,380	10,975	12,251

Total Assets	257,449,596	502,610,299	329,540,971	133,106,366

LIABILITIES:
Written Call Options, at fair value (premiums received $73,159)	—	—	107,266	—
Dividends payable	847,654	1,693,346	931,005	—
Payable for investments purchased	5,345,828	5,834,433	74,742,864	—
Payable to custodian, cash overdraft	—	—	11,926	—
Variation margin payable on future contracts	—	—	900	—
Advisory fees payable	39,744	80,442	44,327	52,062
Consulting fees payable to Hirtle Callaghan & Co. Inc.	9,935	20,111	10,317	5,218
Administrative service fees payable	—	—	4,568	—
Other accrued expenses	15,978	38,321	17,244	16,592

Total Liabilities	6,259,139	7,666,653	75,870,417	73,872

NET ASSETS	$251,190,457	$494,943,646	$253,670,554	$133,032,494

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$24,468	$48,680	$24,780	$17,314
Additional paid-in capital	246,556,650	485,674,066	249,750,916	159,861,652
Undistributed (distributions in excess of) net investment income	153,610	22,894	1,073,731	423,399
Accumulated net realized gain/(loss) from investments, futures and foreign currency transactions and translations	(203,592)	(268,260)	701,777	(30,787,358)
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations	4,659,321	9,466,266	2,119,350	3,517,487

Net Assets	$251,190,457	$494,943,646	$253,670,554	$133,032,494

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	24,545,226	48,828,901	24,855,713	17,314,047

Net Asset Value, offering and redemption price per share	$10.23	$10.14	$10.21	$7.68

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Operations

For the Year Ended June 30, 2005

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
INVESTMENT INCOME:
Interest	$279,798	$302,487	$219,082	$123,662
Dividends (net of foreign withholding tax of $0, $0, $2,633, and $2,472,103 respectively)	15,591,084	10,076,151	3,665,192	20,317,004

Total Investment Income	15,870,882	10,378,638	3,884,274	20,440,666

EXPENSES:
Advisory fees	1,807,910	1,392,497	1,735,258	1,112,540
Consulting fees	303,411	399,667	289,239	460,017
Administrative services fees	540,266	710,021	519,458	818,914
Custodian fees	73,028	96,691	88,832	596,829
Professional fees	62,432	80,227	59,652	95,665
Registration and filing fees	10,034	10,617	9,348	11,006
Trustee fees	10,261	13,537	12,012	15,652
Other expenses	75,368	110,637	83,425	110,594

Total Expenses before expenses paid indirectly or waived	2,882,710	2,813,894	2,797,224	3,221,217
Less: Advisory fees waived	—	—	(340,504)	—
Less: Expenses paid indirectly	(266,800)	(111,964)	(68,151)	(209,115)

Total Expenses	2,615,910	2,701,930	2,388,569	3,012,102

Net Investment Income	13,254,972	7,676,708	1,495,705	17,428,564

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains from investments	30,945,297	5,390,244	72,912,629	30,985,519
Net realized losses from foreign currency transactions	—	—	—	(221,037)
Net realized gains/(losses) from futures transactions	293,199	782,756	(998,828)	—

Net realized gains from investments, futures and foreign currency transactions	31,238,496	6,173,000	71,913,801	30,764,482

Change in unrealized appreciation/depreciation on investments	21,558,115	31,314,687	(18,827,581)	39,677,985
Change in unrealized appreciation/depreciation on foreign currency transactions	—	—	—	724,517
Change in unrealized appreciation/depreciation on futures	(59,037)	(242,277)	—	—

Change in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	21,499,078	31,072,410	(18,827,581)	40,402,502

Net realized/unrealized gain on investments, futures and foreign currency transactions	52,737,574	37,245,410	53,086,220	71,166,984

Change in net assets resulting from operations	$65,992,546	$44,922,118	$54,581,925	$88,595,548

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2005

	Fixed Income Portfolio	Intermediate Term Municipal Bond Portfolio	Fixed Income II Portfolio	High Yield Bond Portfolio
INVESTMENT INCOME:
Interest	$10,307,110	$19,532,403	$8,369,028	$13,524,742
Dividends	—	212,150	—	1,383

Total Investment Income	10,307,110	19,744,553	8,369,028	13,526,125

EXPENSES:
Advisory fees	438,128	914,255	475,600	1,043,953
Consulting fees	109,534	216,545	107,301	104,398
Administrative services fees	166,945	328,159	167,879	160,359
Custodian fees	27,743	53,607	42,300	31,863
Professional fees	22,626	46,273	21,380	24,586
Registration and filing fees	4,452	5,835	6,562	7,726
Trustee fees	3,671	7,014	3,580	3,732
Other expenses	33,163	61,518	28,126	29,670

Total Expenses before waivers	806,262	1,633,206	852,728	1,406,287
Less: Expenses waived by advisor	(5,515)	—	—	—

Total Expenses	800,747	1,633,206	852,728	1,406,287

Net Investment Income	9,506,363	18,111,347	7,516,300	12,119,838

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	2,131,254	(453,748)	4,538,002	5,676,309
Net realized losses from foreign currency transactions	—	—	(1,127,398)	(855)
Net realized gains from futures transactions	—	—	22,827	—
Net realized gains from options transactions	—	—	55,564	—

Net realized gain/(loss) from investments, futures, options and foreign currency transactions	2,131,254	(453,748)	3,488,995	5,675,454

Change in unrealized appreciation/depreciation on investments	3,465,620	5,393,949	1,799,258	(1,037,891)
Change in unrealized appreciation/depreciation on foreign currency transactions	—	—	199,614	(25,607)
Change in unrealized appreciation/depreciation on futures	—	—	(41,123)	—
Change in unrealized appreciation/depreciation on options	—	—	(42,822)	—

Change in unrealized appreciation/depreciation on investments, futures, options and foreign currency transactions	3,465,620	5,393,949	1,914,927	(1,063,498)

Net realized/unrealized gain/(loss) on investments, futures, options and foreign currency transactions	5,596,874	4,940,201	5,403,922	4,611,956

Change in net assets resulting from operations	$15,103,237	$23,051,548	$12,920,222	$16,731,794

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets

	Value Equity Portfolio		Growth Equity Portfolio		Small Capitalization Equity Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Operations:
Net investment income	$13,254,972	$8,473,217	$7,676,708	$2,808,653	$1,495,705	$838,283
Net realized gains from investment, futures, options, and foreign currency transactions	31,238,496	35,313,759	6,173,000	23,396,567	71,913,801	85,072,555
Change in unrealized appreciation/depreciation on investment transactions and futures	21,499,078	42,602,680	31,072,410	78,833,357	(18,827,581)	50,509,757

Change in net assets resulting from operations	65,992,546	86,389,656	44,922,118	105,038,577	54,581,925	136,420,595

Distributions to Shareholders from:
Net investment income	(12,962,398)	(8,533,607)	(7,448,024)	(2,872,520)	(1,367,870)	(771,029)
Net realized gains from investment transactions and futures	—	—	—	—	(17,036,260)	—

Change in net assets resulting from distributions	(12,962,398)	(8,533,607)	(7,448,024)	(2,872,520)	(18,404,130)	(771,029)

Shares of Beneficial Interest:
Proceeds from shares issued	144,782,746	140,035,405	434,934,205	146,289,258	364,261,896	140,198,435
Value of securities transferred in-kind	—	—	—	—	—	12,151,602
Proceeds from reinvestment of dividends	12,012,776	7,900,026	6,071,142	2,520,511	17,052,223	613,337
Cost of shares redeemed	(109,436,071)	(57,064,541)	(208,459,393)	(72,159,958)	(496,432,267)	(119,699,374)

Change in net assets from shares of beneficial interest transactions	47,359,451	90,870,890	232,545,954	76,649,811	(115,118,148)	33,264,000

Change in net assets	100,389,599	168,726,939	270,020,048	178,815,868	(78,940,353)	168,913,566
Net Assets:
Beginning of period	584,947,193	416,220,254	683,265,813	504,449,945	591,932,281	423,018,715

End of period	$685,336,792	$584,947,193	$953,285,861	$683,265,813	$512,991,928	$591,932,281

Undistributed net investment income	$459,152	$166,578	$327,584	$98,900	$304,597	$176,762

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets (continued)

	International Equity Portfolio		Fixed Income Portfolio		Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Operations:
Net investment income	$17,428,564	$10,664,071	$9,506,363	$7,052,288	$18,111,347	$13,135,019
Net realized gain/(loss) from investment and foreign currency transactions	30,764,482	1,890,845	2,131,254	422,134	(453,748)	(33,705)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	40,402,502	154,631,360	3,465,620	(5,767,434)	5,393,949	(10,995,618)

Change in net assets resulting from operations	88,595,548	167,186,276	15,103,237	1,706,988	23,051,548	2,105,696

Distributions to Shareholders from:
Net investment income	(12,330,879)	(10,339,030)	(9,937,169)	(7,765,505)	(18,180,557)	(13,030,762)
Net realized gains from investments and foreign currency transactions	—	—	(374,392)	—	—	—

Change in net assets resulting from distributions	(12,330,879)	(10,339,030)	(10,311,561)	(7,765,505)	(18,180,557)	(13,030,762)

Shares of Beneficial Interest:
Proceeds from shares issued	206,035,814	264,499,649	70,349,747	59,363,912	230,222,143	110,475,577
Value of securities transferred in-kind	—	—	—	12,160,024	—	—
Proceeds from reinvestment of dividends	11,219,538	9,366,529	10,442,055	7,090,583	15,866,587	11,052,561
Cost of shares redeemed	(76,396,477)	(139,020,178)	(31,733,654)	(22,386,950)	(108,894,997)	(31,439,137)

Change in net assets from shares of beneficial interest transactions	140,858,875	134,846,000	49,058,148	56,227,569	137,193,733	90,089,001

Change in net assets	217,123,544	291,693,246	53,849,824	50,169,052	142,064,724	79,163,935
Net Assets:
Beginning of period	832,250,965	540,557,719	197,340,633	147,171,581	352,878,922	273,714,987

End of period	$1,049,374,509	$832,250,965	$251,190,457	$197,340,633	$494,943,646	$352,878,922

Undistributed net investment income	$8,123,558	$3,090,664	$153,610	$403	$22,894	$24,406

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets (continued)

	Fixed Income II Portfolio		High Yield Bond Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2005	Year Ended June 30, 2004
Operations:
Net investment income	$7,516,300	$4,946,273	$12,119,838	$12,584,084
Net realized gains/(losses) from investment, futures, options,
and foreign currency transactions	3,488,995	(476,061)	5,675,454	4,316,953
Change in unrealized appreciation/depreciation on investments, futures, options and foreign currency transactions	1,914,927	(3,826,564)	(1,063,498)	(1,095,048)

Change in net assets resulting from operations	12,920,222	643,648	16,731,794	15,805,989

Distributions to Shareholders from:
Net investment income	(6,568,592)	(6,127,031)	(13,328,046)	(12,911,326)
Net realized gains from investments, futures, options, and foreign currency transactions	—	(2,210,188)	—	—

Change in net assets resulting from distributions	(6,568,592)	(8,337,219)	(13,328,046)	(12,911,326)

Shares of Beneficial Interest:
Proceeds from shares issued	77,101,363	64,534,788	21,735,310	154,799,604
Proceeds from reinvestment of dividends	5,889,535	6,959,921	12,055,969	11,359,617
Cost of shares redeemed	(24,882,767)	(41,106,910)	(133,299,754)	(139,671,540)

Change in net assets from shares of beneficial interest transactions	58,108,131	30,387,799	(99,508,475)	26,487,681

Change in net assets	64,459,761	22,694,228	(96,104,727)	29,382,344
Net Assets:
Beginning of period	189,210,793	166,516,565	229,137,221	199,754,877

End of period	$253,670,554	$189,210,793	$133,032,494	$229,137,221

Undistributed net investment income	$1,073,731	$(198,810)	$423,399	$1,627,107

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements — June 30, 2005

1.    DESCRIPTION.    The Hirtle Callaghan Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers eight separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Small Capitalization Equity Portfolio (“Small Cap Portfolio”), The International Equity Portfolio (“International Portfolio”), The Fixed Income Portfolio (“Fixed Income Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), The Fixed Income II Portfolio (“Fixed Income II Portfolio”), and The High Yield Bond Portfolio (“High Yield Portfolio”).

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios:

A.    Portfolio Valuation.    The net asset value per share of the Portfolios is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. Each Portfolio’s net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the exchange or at the NASDAQ Official Closing Price on the business day that such value is being determined. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale.

B.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio security transactions are reported on trade date. However, portfolio security transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized when notified. Interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Realized gains and losses from paydown transactions on mortgage and asset backed securities are reclassified as investment income or loss for financial reporting purposes.

C.    Dividends and Capital Gain Distributions to Shareholders.    The Fixed Income, Intermediate Municipal, and Fixed Income II Portfolios declare and distribute dividends from net investment income on a

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

monthly basis. The Value, Growth, Small Cap and High Yield Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, are declared and distributed at least annually for each Portfolio.

D.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

E.    TBA Purchase Commitments.    The Portfolio may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. The risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

F.    Allocation of Expenses.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

G.    Commission Recapture.    Certain Portfolios participate in a commissions recapture program. The Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory fees. The expenses eligible to be paid will include, but will not be limited to, administration fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as expenses paid indirectly on the Statements of Operations.

For the year ended June 30, 2005, the following commissions have been recaptured:

Value Portfolio	$266,800
Growth Portfolio	111,964
Small Cap Portfolio	68,151
International Portfolio	209,115

H.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

i)    market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)    purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

I.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, mortgage dollar roles, and financial futures contracts. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

Forward Currency Contracts – A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio’s statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2005 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

Financial Futures Contracts – Certain of the Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other asset equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”‘ are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

J.    Use of Estimates.    Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

3.    INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management and for placing all orders for the purchase and sale of securities and other instruments on the Portfolio’s behalf. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average net assets of that portion of the portfolio managed.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

For the year ended June 30, 2005, the Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
SSgA Funds Management, Inc.*	$40,585	0.04%
Institutional Capital Corporation	1,767,325	0.35%

	$1,807,910	0.30%

For the year ended June 30, 2005, the Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Jennison Associates LLC	$1,256,173	0.27%	(a)
SSgA Funds Management, Inc.*	136,324	0.04%

	$1,392,497	0.17%

For the year ended June 30, 2005, the Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Frontier Capital Management Co.	$925,692	0.45%
Geewax, Terker & Co.	511,917	0.30%(b)
Sterling Johnston Capital Management, Inc.	0	0.00%(c)
IronBridge Capital Management, Inc.	242,695	0.60%(d)
Franklin Portfolio Associates, LLC	54,954	0.40%(e)

	$1,735,258	0.27%

For the year ended June 30, 2005, the International Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Artisan Partners LP	$0	0.00%(f)
Capital Guardian Trust Co.	1,112,540	0.19%(g)

	$1,112,540	0.18%

For the year ended June 30, 2005, the Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
Deutsche Asset Management	$438,128	0.20%(h)

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

For the year ended June 30, 2005, the Intermediate Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
Schroder Investment Management North America, Inc.	$914,255	0.21%(i)

For the year ended June 30, 2005, the Fixed Income II Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
BlackRock Advisors, Inc.	$475,600	0.22%(j)

For the year ended June 30, 2005, the High Yield Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
W.R. Huff Asset Management Co., LLC	$1,043,953	0.50%

*	SsgA Funds Management, Inc. is an affiliate of State Street Bank and Trust Company, the custodian to the Trust.

(a)	Jennison Associates, LLC is entitled to receive an annual fee of no more than 0.30% of average net assets of that portion of Growth Portfolio allocated to Jennison (the “Jennison Account”). Effective November 1, 2004, the rate at which Jennison’s fee is computed may decrease based on the aggregate market value of the Jennison Account and certain other accounts managed by Jennison for the benefit of institutional investors who are clients of Hirtle Callaghan.

(b)	During the period, Geewax, Terker & Co. voluntarily waived a portion of it fees.

(c)	Under the Portfolio Management Contract between the Trust and Sterling Johnston Capital Management, Inc. (“Sterling Johnston”), as amended, Sterling Johnston is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Sterling Johnston receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to Sterling Johnston is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which Sterling Johnston would have been entitled absent the fulcrum fee arrangement.

(d)	IronBridge Capital Management, Inc. (“IronBridge”) is entitled to receive an annual fee of 0.60% of the average net assets of that portion of Portfolio allocated to IronBridge. The Trust has conditionally approved an amendment to the Portfolio Management Contract between IronBridge and the Trust that would implement a fulcrum fee arrangement. Under the fulcrum fee arrangement, IronBridge would be compensated based, in part, on the investment results achieved by it. If the fulcrum fee arrangement is implemented, it could, under certain circumstances, increase or decrease the fee paid to IronBridge when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The fulcrum fee arrangement will not become effective, however, and advisory fees will continue to be accrued at the rate shown above, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

(e)	Franklin is entitled to receive an annual fee of 0.40% of the average net assets of that portion of Portfolio allocated to Franklin. The Trust has conditionally approved an amendment to the Portfolio Management Contract between Franklin and the Trust that would implement a fulcrum fee arrangement. Under the fulcrum fee arrangement, Franklin would be compensated based, in part, on the investment results achieved by it. If the fulcrum fee arrangement is implemented, it could, under certain circumstances, increase or decrease the fee paid to Franklin when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The fulcrum fee arrangement will not become effective, however, and advisory fees will continue to be accrued at the rate shown above, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

(f)	Under the Portfolio Management Contract between the Trust and Artisan Partners Limited Partnership (“Artisan”), as amended, Artisan is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Artisan receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to Artisan is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which Artisan would have been entitled absent the fulcrum fee arrangement.

(g)	Under the Portfolio Management Contract between the Trust and Capital Guardian Trust Company (“CapGuardian”), as amended, CapGuardian is compensated under the terms of a fulcrum fee arrangement. Under this agreement, CapGuardian receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to CapGuardian is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which CapGuardian would have been entitled absent the fulcrum fee arrangement.

(h)	During the period, Deutsche Asset Management, Inc. voluntarily waived a portion of its fee.

(i)	Effective January 1, 2005, Schroder Investment Management North America, Inc. has agreed to reduce its fee to 0.20% of average net assets.

(j)	BlackRock’s fee is computed in accordance with a tiered fee of 0.25% of the average daily net assets on the first $100 million, 0.20% of such assets between $100 million and $200 million, and 0.175% of such assets over $200 million.

Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. (“Hirtle Callaghan”) is paid a fee calculated and accrued daily and paid monthly at an annual rate of 0.05% of average net assets per Portfolio. Hirtle Callaghan makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust’s principal office, and monitors the performance of various investment management organizations, including the Specialist Managers. Hirtle Callaghan does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

BISYS Fund Services (“BISYS”) is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee (“Omnibus Fee”) based on a percentage of each Portfolio’s average net assets. These amounts are disclosed as administrative service fees on the Statements of Operations. The Omnibus Fee is accrued daily and payable on a monthly basis. As of June 30, 2005, the terms of the (“Omnibus Fee”) agreement is tiered as follows:

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

Equity Funds:

Eleven one-hundredths of one percent (.11%) of the Trust’s equity Funds’ average daily net assets up to $1,400,000,000; and

Ten one-hundredths of one percent (.10%) of the Trust’s equity Funds’ average daily net assets in excess of $1,400,000,000 up to $1,750,000,000; and

Nine one-hundredths of one percent (.09%) of the Trust’s equity Funds’ average daily net assets in excess of $1,750,000,000 up to $2,100,000,000;

Five and one-half one-hundredths of one percent (.055%) of the Trust’s equity Funds’ average daily net assets in excess of $2,100,000,000 up to $2,600,000,000;

One one-hundredth of one percent (.01%) of the Trust’s equity Funds’ average daily net assets in excess of $2,600,000,000.

Fixed Income Funds:

Nine one-hundredths of one percent (.09%) of the Trust’s fixed income Funds’ average daily net assets up to $600,000,000; and

Eight one-hundredths of one percent (.08%) of the Trust’s fixed income Funds’ average daily net assets in excess of $600,000,000 up to $750,000,000; and

Seven one-hundredths of one percent (.07%) of the Trust’s fixed income Funds’ average daily net assets in excess of $750,000,000 up to $900,000,000; and

Three and one-half one-hundredths of one percent (.035%) of the Trust’s fixed income Funds’ average daily net assets in excess of $900,000,000 up to $1,000,000,000; and

One one-hundredths of one percent (.01%) of the Trust’s fixed income Funds’ average daily net assets in excess of $1,000,000,000.

As such, the Hirtle Callaghan Trust paid an aggregate amount of $3,412,001 to BISYS Fund Services (“BISYS”) for the year ended June 30, 2005.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2005, were as follows:

Portfolio	Purchases	Sales
Value Portfolio	$512,661,172	$473,959,860
Growth Portfolio	659,995,949	437,769,241
Small Cap Portfolio	671,544,172	713,289,637
International Portfolio	435,843,876	316,169,494
Fixed Income Portfolio	472,937,268	427,264,026
Intermediate Municipal Portfolio	244,474,895	106,786,871
Fixed Income II Portfolio	1,907,323,086	1,835,987,727
High Yield Portfolio	71,446,628	158,422,648

5.    SHARES OF BENEFICIAL INTEREST.    The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2005, were as follows:

	Value Portfolio	Growth Portfolio	Small Cap Portfolio	International Portfolio
Beginning balance	42,596,090	66,116,961	41,786,268	86,994,341

Shares issued	10,026,969	36,768,625	21,150,813	20,198,035
Shares issued in reinvestment of dividends and distributions	819,350	588,841	1,161,245	1,072,164
Shares redeemed	(7,788,632)	(14,518,782)	(30,026,201)	(7,484,181)

Net increase in shares	3,057,687	22,838,684	(7,714,143)	13,786,018

Ending balance	45,653,777	88,955,645	34,072,125	100,780,359

		Intermediate
	Fixed Income Portfolio	Term Municipal Portfolio	Fixed Income II Portfolio	High Yield Portfolio
Beginning balance	19,712,191	35,330,518	19,113,159	30,287,585

Shares issued	6,996,012	22,852,977	7,689,377	2,816,274
Shares issued in reinvestment of dividends and distributions	950,071	1,420,411	507,058	1,556,209
Shares redeemed	(3,113,048)	(10,775,005)	(2,453,881)	(17,346,021)

Net increase/(decrease) in shares	4,833,035	13,498,383	5,742,554	(12,973,538)

Ending balance	24,545,226	48,828,901	24,855,713	17,314,047

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

6.    WRITTEN OPTIONS.    The Fixed Income II Fund had the following transactions in written call options during the period ended June 30, 2005:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2004	—	—
Options written	8,150,151	$111,691
Options closed	(23)	(13,813)
Options expired	(8,150,011)	(24,719)
Options exercised	—	—
Options outstanding at June 30, 2005	117	73,159

7.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

A. Unrealized Appreciation/Depreciation

	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	595,320,553	105,147,136	(14,711,043)	90,436,093
Growth Portfolio	827,911,855	165,851,242	(36,948,708)	128,902,534
Small Cap Portfolio	427,160,996	109,335,888	(19,594,330)	89,741,558
International Portfolio	897,738,963	171,121,821	(26,763,711)	144,358,110
Fixed Income Portfolio	249,283,210	5,544,694	(1,135,550)	4,409,144
Intermediate Municipal Portfolio	483,958,610	11,581,134	(1,481,569)	10,099,565
Fixed Income II Portfolio	257,877,651	3,250,407	(1,325,263)	1,925,144
High Yield Portfolio	121,368,527	6,607,822	(3,144,227)	3,463,595

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the difference on investments in passive foreign investment companies, and amortization/accretion.

The tax characteristics of distributions paid during the fiscal years ended June 30, 2005 and 2004 were as follows:

	Distributions paid from:
2005	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	12,962,398	—	12,962,398	—	12,962,398
Growth Portfolio	7,448,024	—	7,448,024	—	7,448,024
Small Cap Portfolio	1,367,870	17,036,260	18,404,130	—	18,404,130
International Portfolio	12,330,879	—	12,330,879	—	12,330,879
Fixed Income Portfolio	10,041,264	258,046	10,299,310	—	10,299,310
Intermediate Municipal Portfolio	982,288	—	982,288	16,806,641	17,788,929
Fixed Income II Portfolio	6,226,234	—	6,226,234	—	6,226,234
High Yield Portfolio	13,328,046	—	13,328,046	—	13,328,046

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

	Distributions paid from:
2004	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	8,553,607	—	8,553,607	—	8,553,607
Growth Portfolio	2,872,520	—	2,872,520	—	2,872,520
Small Cap Portfolio	771,029	—	771,029	—	771,029
International Portfolio	10,339,030	—	10,339,030	—	10,339,030
Fixed Income Portfolio	7,516,783	—	7,516,783	—	7,516,783
Intermediate Municipal Portfolio	22,368	—	22,368	12,741,878	12,764,246
Fixed Income II Portfolio	8,352,842	—	8,352,842	—	8,352,842
High Yield Portfolio	12,911,326	—	12,911,326	—	12,911,326

*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

C. Components of Accumulated Earnings

As of June 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	459,152	18,069,756	18,528,908	—	—	90,436,093	108,965,001
Growth Portfolio	327,584	—	327,584	—	(120,029,680)	128,902,534	9,200,438
Small Cap Portfolio	304,597	51,510,877	51,815,474	—	—	89,741,558	141,557,032
International Portfolio	11,099,988	—	11,099,988	—	(72,096,120)	144,333,129	83,336,997
Fixed Income Portfolio	1,001,264	46,585	1,047,849	(847,654)	—	4,409,144	4,609,339
Intermediate Municipal Portfolio	1,716,240	—	1,716,240	(1,693,346)	(901,559)	10,099,565	9,220,900
Fixed Income II Portfolio	2,486,559	506,482	2,993,041	(931,005)	—	1,832,822	3,894,858
High Yield Portfolio	423,399	—	423,399	—	(30,708,234)	3,438,363	(26,846,472)

D. Capital Loss Carryforwards

As of June 30, 2005, the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Code:

Portfolio	Amount	Expires
Growth Portfolio	50,921,721	2010
Growth Portfolio	63,358,634	2011
Growth Portfolio	5,749,325	2012
International Portfolio	24,233,945	2010
International Portfolio	34,957,018	2011
International Portfolio	12,905,157	2012
Intermediate Municipal Bond Portfolio	345,683	2009
Intermediate Municipal Bond Portfolio	432,144	2013
High Yield Portfolio	15,083,398	2011
High Yield Portfolio	15,624,836	2012

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2005

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the fiscal year ended June 30, 2005, Value Portfolio utilized $10,486,399, Growth Portfolio utilized $4,605,615, International Portfolio utilized $17,232,625, Fixed Income Portfolio utilized $1,024,253, Fixed Income II utilized $1,738,042, and the High Yield Portfolio Utilized $5,670,954 of net capital loss carryforwards.

E. Post October Losses

Under current tax law, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Intermediate Municipal Bond Portfolio had deferred post October losses of $123,732.

8.    SUBSEQUENT EVENT.    Effective August 22, 2005, the High Yield Bond Portfolio has been renamed the “Fixed Income Opportunity Portfolio”.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Value Equity Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$13.73	$11.67	$12.32	$13.99	$13.20

Income from Investment Operations:
Net investment income	0.32	0.22	0.18	0.18	0.17
Net realized and unrealized gains/(losses) from investments and futures	1.27	2.06	(0.65)	(1.63)	1.06

Total from investment operations	1.59	2.28	(0.47)	(1.45)	1.23

Distributions to Shareholders from:
Net investment income	(0.31)	(0.22)	(0.18)	(0.18)	(0.17)
Net realized gains on investments and futures	—	—	—	(0.04)	(0.27)

Total distributions to shareholders	(0.31)	(0.22)	(0.18)	(0.22)	(0.44)

Net Asset Value, End of Period	$15.01	$13.73	$11.67	$12.32	$13.99

Total Return	11.66%	19.64%	(3.66%)	(10.42%)	9.43%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$685,337	$584,947	$416,220	$322,074	$281,192
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.48%	0.43%	0.42%	0.42%	0.53%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.43%	0.39%	0.37%	0.42%	0.53%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.48%	0.43%	0.42%	0.42%	0.53%
Ratio of net investment income to average net assets	2.18%	1.70%	1.78%	1.42%	1.24%
Portfolio turnover rate	79.98%	79.13%	71.03%	66.24%	138.97%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Growth Equity Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$10.33	$8.64	$8.78	$11.81	$20.63

Income from Investment Operations:
Net investment income	0.10	0.05	0.05	0.04	0.04
Net realized and unrealized gains/(losses) on investments, options and futures	0.38	1.69	(0.14)	(3.03)	(6.66)

Total from investment operations	0.48	1.74	(0.09)	(2.99)	(6.62)

Distributions to Shareholders from:
Net investment income	(0.09)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized gains from investments, options and futures	—	—	—	—	(2.16)

Total distributions to shareholders	(0.09)	(0.05)	(0.05)	(0.04)	(2.20)

Net Asset Value, End of Period	$10.72	$10.33	$8.64	$8.78	$11.81

Total Return	4.70%	20.12%	(1.01%)	(25.37%)	(33.03%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$953,286	$683,266	$504,450	$367,547	$327,097
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.35%	0.38%	0.39%	0.40%	0.43%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.34%	0.36%	0.38%	0.40%	0.43%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.35%	0.38%	0.39%	0.40%	0.43%
Ratio of net investment income to average net assets	0.96%	0.47%	0.63%	0.40%	0.25%
Portfolio turnover rate	56.20%	49.19%	51.06%	58.55%	95.66%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Small Capitalization Equity Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$14.17	$10.81	$11.42	$12.96	$15.29

Income from Investment Operations:
Net investment income	0.03	0.02	0.03	0.01	0.03
Net realized and unrealized gains/(losses) on investments	1.28	3.36	(0.61)	(1.54)	(0.79)

Total from investment operations	1.31	3.38	(0.58)	(1.53)	(0.76)

Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	(0.03)	(0.01)	(0.03)
Net realized gains from investments	(0.39)	—	—	—	(1.54)

Total distributions to shareholders	(0.42)	(0.02)	(0.03)	(0.01)	(1.57)

Net Asset Value, End of Period	$15.06	$14.17	$10.81	$11.42	$12.96

Total Return	9.29%	31.28%	(4.98%)	(11.88%)	(3.67%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$512,992	$591,932	$423,019	$323,895	$311,949
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.43%	0.45%	0.49%	0.60%	0.63%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.37%	0.39%	0.44%	0.60%	0.63%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.38%	0.42%	0.49%	0.60%	0.63%
Ratio of net investment income to average net assets	0.23%	0.16%	0.33%	0.10%	0.22%
Portfolio turnover rate	119.67%	117.51%	122.08%	144.98%	134.43%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	International Equity Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$9.57	$7.58	$8.50	$9.27	$15.34

Income from Investment Operations:
Net investment income	0.18	0.12	0.14	0.09	0.10
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.79	1.99	(0.96)	(0.75)	(3.71)

Total from investment operations	0.97	2.11	(0.82)	(0.66)	(3.61)

Distributions to Shareholders from:
Net investment income	(0.13)	(0.12)	(0.10)	(0.11)	(0.08)
Net realized gains from investments and foreign currency transactions	—	—	—	—	(2.38)

Total distributions to shareholders	(0.13)	(0.12)	(0.10)	(0.11)	(2.46)

Net Asset Value, End of Period	$10.41	$9.57	$7.58	$8.50	$9.27

Total Return	10.16%	27.76%	(9.55%)	(7.05%)	(24.87%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,049,375	$832,251	$540,558	$475,352	$368,213
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.35%	0.44%	0.72%	0.64%	0.66%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.33%	0.40%	0.70%	0.64%	0.66%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.35%	0.44%	0.72%	0.64%	0.66%
Ratio of net investment income to average net assets	1.89%	1.46%	1.67%	1.10%	1.02%
Portfolio turnover rate	35.48%	46.37%	31.74%	40.22%	80.80%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$10.01	$10.38	$10.19	$9.91	$9.44

Income from Investment Operations:
Net investment income	0.44	0.42	0.53	0.60	0.64
Net realized and unrealized gains/(losses) on investments	0.25	(0.33)	0.33	0.30	0.47

Total from investment operations	0.69	0.09	0.86	0.90	1.11

Distributions to Shareholders from:
Net investment income	(0.45)	(0.46)	(0.53)	(0.60)	(0.64)
Net realized gains from investments	(0.02)	—	(0.14)	(0.02)	—

Total distributions to shareholders	(0.47)	(0.46)	(0.67)	(0.62)	(0.64)

Net Asset Value, End of Period	$10.23	$10.01	$10.38	$10.19	$9.91

Total Return	7.07%	0.88%	8.86%	9.11%	12.02%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$251,190	$197,341	$147,172	$126,708	$128,137
Ratio of expenses to average net assets*	0.37%	0.39%	0.44%	0.44%	0.47%
Ratio of expenses to average net assets	0.36%	0.39%	0.44%	0.44%	0.46%
Ratio of net investment income to average net assets	4.32%	4.15%	4.85%	5.80%	6.52%
Portfolio turnover rate	200.54%	216.92%	181.20%	118.94%	130.52%

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001
Net Asset Value, Beginning of Period	$9.99	$10.35	$10.04	$9.89	$9.56

Income from Investment Operations:
Net investment income	0.42	0.44	0.45	0.47	0.48
Net realized and unrealized gains/(losses) on investments	0.15	(0.36)	0.31	0.13	0.33

Total from investment operations	0.57	0.08	0.76	0.60	0.81

Distributions to Shareholders from:
Net investment income	(0.42)	(0.44)	(0.45)	(0.45)	(0.48)

Total distributions to shareholders	(0.42)	(0.44)	(0.45)	(0.45)	(0.48)

Net Asset Value, End of Period	$10.14	$9.99	$10.35	$10.04	$9.89

Total Return	5.80%	0.78%	7.70%	6.16%	8.61%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$494,944	$352,879	$273,715	$254,032	$202,019
Ratio of expenses to average net assets*	0.38%	0.40%	0.43%	0.44%	0.47%
Ratio of expenses to average net assets	0.38%	0.40%	0.43%	0.44%	0.46%
Ratio of net investment income to average net assets	4.18%	4.40%	4.40%	4.74%	4.87%
Portfolio turnover rate	25.50%	20.53%	18.41%	27.82%	31.02%

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income II Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Period Ended June 30, 2003	Year Ended June 30, 2002	Period Ended June 30, 2001(a)
Net Asset Value, Beginning of Period	$9.90	$10.36	$10.17	$10.33	$10.00

Income from Investment Operations:
Net investment income	0.34	0.30	0.56	0.65	0.54
Net realized and unrealized gains/(losses) on investments, futures and foreign currency transactions	0.27	(0.26)	0.28	0.13	0.33

Total from investment operations	0.61	0.04	0.84	0.78	0.87

Distributions to Shareholders from:
Net investment income	(0.30)	(0.36)	(0.57)	(0.69)	(0.54)
Net realized gains from investments, options, futures, and foreign currency transactions	—	(0.14)	(0.08)	(0.25)	—

Total distributions to shareholders	(0.30)	(0.50)	(0.65)	(0.94)	(0.54)

Net Asset Value, End of Period	$10.21	$9.90	$10.36	$10.17	$10.33

Total Return	6.25%	0.46%	8.57%	7.74%	8.83	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$253,671	$189,211	$166,517	$175,449	$183,351
Ratio of expenses to average net assets	0.40%	0.39%	0.45%	0.47%	0.51	%(c)
Ratio of net investment income to average net assets	3.50%	2.90%	4.69%	6.21%	6.87	%(c)
Portfolio turnover rate	890.01%	652.03%	453.38%	475.78%	342.57	%(b)

(a)	For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	High Yield Bond Portfolio
	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Period Ended June 30, 2001(a)
Net Asset Value, Beginning of Period	$7.57	$7.46	$6.90	$8.34	$10.00

Income from Investment Operations:
Net investment income	0.48	0.46	0.49	0.71	0.80
Net realized and unrealized gains/(losses) on investments, futures and foreign currency transactions	0.14	0.12	0.57	(1.46)	(1.69)

Total from investment operations	0.62	0.58	1.06	(0.75)	(0.89)

Distributions to Shareholders from:
Net investment income	(0.51)	(0.47)	(0.50)	(0.69)	(0.77)

Total distributions to shareholders	(0.51)	(0.47)	(0.50)	(0.69)	(0.77)

Net Asset Value, End of Period	$7.68	$7.57	$7.46	$6.90	$8.34

Total Return	8.37%	7.94%	16.08%	(9.35%)	(9.13	%)(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$133,032	$229,137	$199,755	$161,206	$137,248
Ratio of expenses to average net assets	0.67%	0.67%	0.61%	0.57%	0.62	%(c)*
Ratio of expenses to average net assets	0.67%	0.67%	0.61%	0.57%	0.61	%(c)
Ratio of net investment income to average net assets	5.81%	5.93%	7.73%	9.47%	11.80	%(c)
Portfolio turnover rate	37.25%	93.45%	60.95%	51.06%	33.23	%(b)

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a)	For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

The Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Equity Portfolio, Growth Equity Portfolio, Small Capitalization Equity Portfolio, International Equity Portfolio, Fixed Income Portfolio, Intermediate Term Municipal Bond Portfolio, Fixed Income II Portfolio and High Yield Bond Portfolio (now known as Fixed Income Opportunity Portfolio) (eight portfolios constituting The Hirtle Callaghan Trust, hereafter referred to as the “Portfolios”) at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 23, 2005

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information — June 30, 2005 (unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, as of August 31, 2005, information regarding how the Portfolios voted proxies related to portfolio securities during the year ended June 30, 2005, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

2.    SHAREHOLDER VOTE.    On October 5, 2004, a Special Meeting of the Shareholders of the Small Cap Portfolio approved Portfolio Management Contracts with IronBridge and Franklin. Shareholders also conditionally approved the terms of a fulcrum fee arrangement for each of IronBridge and Franklin. These arrangements, and the respective amendments in which they are set forth, will not become effective until and unless an order is obtained by the respective Specialist Manager from the Securities and Exchange Commission permitting the arrangement (see note 3, above). The engagements and amendments were all approved by the following votes:

	Votes			% of Shares Present Voted For	% of Shares Present Voted Against
	For	Against	Abstain
Proposal # 1 Approval of IronBridge agreement	32,051,658	25,545	0	99.9	0.10
Proposal # 2 Approval of IronBridge fulcrum fee	32,051,658	25,545	0	99.9	0.10
Proposal # 3 Approval of Franklin agreement	32,051,658	25,545	0	99.9	0.10
Proposal # 4 Approval of Franklin fulcrum fee	32,051,658	25,545	0	99.9	0.10

3.    EXPENSE EXAMPLE.    As a shareholder of the Hirtle Callaghan Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Hirtle Callaghan Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses.    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.    The table below provides information about hypothetical account values and hypothetical expenses based on each Hirtle Callaghan Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information — June 30, 2005 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, January 1, 2004	Ending Account Value, June 30, 2005	Expenses Paid During Period[2]	Annualized Expense Ratio
Value Equity Portfolio	Actual	$1,000	$1,026	$2.16	0.43%
	Hypothetical[1]	$1,000	$1,023	$2.16	0.43%
Growth Equity Portfolio	Actual	$1,000	$996	$1.63	0.33%
	Hypothetical[1]	$1,000	$1,023	$1.66	0.33%
Small Capitalization Equity Portfolio	Actual	$1,000	$1,005	$2.34	0.47%
	Hypothetical[1]	$1,000	$1,023	$2.36	0.47%
International Equity Portfolio	Actual	$1,000	$984	$1.43	0.29%
	Hypothetical[1]	$1,000	$1,024	$1.46	0.29%
Fixed Income Portfolio	Actual	$1,000	$1,026	$1.96	0.39%
	Hypothetical[1]	$1,000	$1,023	$1.96	0.39%
Intermediate Term Municipal Bond Portfolio	Actual	$1,000	$1,021	$1.80	0.36%
	Hypothetical[1]	$1,000	$1,023	$1.81	0.36%
Fixed Income II Portfolio	Actual	$1,000	$1,023	$1.96	0.39%
	Hypothetical[1]	$1,000	$1,023	$1.96	0.39%
High Yield Bond Portfolio	Actual	$1,000	$1,008	$3.39	0.68%
	Hypothetical[1]	$1,000	$1,022	$3.41	0.68%

1	Represents the hypothetical 5% annual return before expenses.
2	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION.

A.    Dividends Received Deduction.    For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2005 qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Percentage
Value Portfolio	100%
Growth Portfolio	100%
Small Cap Portfolio	57.34%
High Yield Portfolio	0.03%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

B.    Foreign Tax Pass Through Credit.    The International Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2005. These shareholders will receive more detailed information along with their 2005 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2005 are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.20	$0.02

C.    Qualified Dividends.    For the fiscal year ended June 30, 2005, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Portfolio	Dividends Paid
Value Portfolio	$12,962,398
Growth Portfolio	7,448,024
Small Cap Portfolio	776,910
International Portfolio	14,699,881
High Yield Portfolio	4,283

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

D.    Long Term Capital Gains.    The Portfolios designated long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount
Value Portfolio	$638,879
Small Cap Portfolio	33,922,984
Fixed Income Portfolio	294,581

E.    Tax Exempt Distributions.    The Portfolios declared and paid tax exempt distributions for the fiscal year ended June 30, 2005 as follows:

Portfolio	Amount
Intermediate Term Municipal Portfolio	$16,806,640

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

5.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION; ACCESS TO QUARTERLY HOLDINGS

The following tables reflect the percentage of the net assets of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Equity Fund:

Security Allocation	Percentage of Market Value
Energy	14.2%
Materials	3.6%
Industrials	13.2%
Consumer Discretionary	10.2%
Consumer Staples	9.1%
Healthcare	8.2%
Financials	26.5%
Information Technology	6.3%
Telecommunication Services	6.1%
Utilities	2.6%

Total	100.0%

Growth Equity Fund:

Security Allocation	Percentage of Market Value
Energy	3.7%
Materials	1.0%
Industrials	8.6%
Consumer Discretionary	15.2%
Consumer Staples	10.4%
Healthcare	22.6%
Financials	7.5%
Information Technology	29.5%
Telecommunication Services	1.2%
Utilities	0.3%

Total	100.0%

International Equity Fund:

Security Allocation	Percentage of Market Value
Energy	6.1%
Materials	5.2%
Industrials	7.2%
Consumer Discretionary	16.2%
Consumer Staples	8.2%
Healthcare	7.8%
Financials	28.2%
Information Technology	9.3%
Telecommunication Services	10.0%
Utilities	1.8%

Total	100.0%

Fixed Income Fund:

Security Allocation	Percentage of Market Value
U.S. Treasury	13.8%
Corporates	24.4%
Mortgages	48.3%
Asset Backed	5.8%
Taxable Municipal	5.0%
Other	2.7%

Total	100.0%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

Small Capitalization Equity Fund:

Security Allocation	Percentage of Market Value
Energy	11.2%
Materials	7.0%
Industrials	18.1%
Consumer Discretionary	14.5%
Consumer Staples	2.4%
Healthcare	13.4%
Financials	12.9%
Information Technology	18.2%
Telecommunication Services	0.8%
Utilities	1.5%

Total	100.0%

Intermediate Municipal Bond Fund:

Security Allocation	Percentage of Market Value
Alabama	0.6%
Alaska	0.8%
Arizona	4.3%
Arkansas	0.6%
California	3.7%
Colorado	1.5%
Connecticut	1.0%
Delaware	0.7%
District of Columbia	0.5%
Florida	2.7%
Georgia	1.4%
Hawaii	0.2%
Idaho	0.4%
Illinois	12.1%
Indiana	1.6%
Kansas	0.1%
Kentucky	1.4%
Louisiana	2.1%
Maine	0.6%
Maryland	2.1%
Massachusetts	2.2%
Michigan	1.9%
Minnesota	0.5%
Mississippi	0.6%
Missouri	1.1%

Security Allocation	Percentage of Market Value
Montana	0.1%
Nebraska	0.5%
Nevada	0.2%
New Hampshire	0.6%
New Jersey	5.2%
New Mexico	0.4%
New York	4.8%
North Carolina	1.1%
North Dakota	0.9%
Ohio	1.4%
Oklahoma	1.4%
Oregon	0.4%
Pennsylvania	13.1%
Rhode Island	0.6%
South Carolina	0.6%
Tennessee	1.3%
Texas	5.7%
Utah	0.9%
Vermont	0.8%
Virginia	1.2%
Washington	2.5%
West Virginia	0.3%
Wisconsin	2.7%
Wyoming	0.1%
Non-Municipal Securities & Money Markets	8.5%

Total	100.0%

Fixed Income II Fund:

Security Allocation	Percentage of Market Value
U.S. Treasury	25.3%
Agency	6.2%
Mortgages	35.7%
Corporate	21.6%
Taxable Municipal	0.3%
Asset Backed	7.6%
Other	3.3%

Total	100.0%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

High Yield Bond Fund:

Security Allocation	Percentage of Market Value
Cable System Operations	15.1%
Containers & Packaging	3.3%
Defense Technology	4.8%
Energy	15.4%
Food & Drug Retailing	1.6%
Food & Beverage	4.5%
Health Care & Life Sciences	21.0%
Media	7.2%
Natural Resources	1.2%
Paper & Forest Products	9.7%
Publishing, Advertising & Entertainment	3.0%
Science Related	6.1%
Telecommunications Equipment	4.7%
Wireless Services	2.2%
Other	0.2%

100.0%

6.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

During the six-month period covered by this report, the Trust’s Board of Trustees (“Board”) approved the continuation of certain of those agreements pursuant to which the Fund is provided with investment advisory services. These agreements (collectively, the “Advisory Contracts”) include the Trust’s agreement with Hirtle Callaghan (“Hirtle Callaghan Contract”) as well as agreements (“Manager Contracts”) between various Specialist Managers and the Trust, each relating to an individual Portfolio (see Note 3).1 In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board has been prepared, which summary includes the Board’s conclusions with respect to these factors.

Overall, the Board concluded that continuation of the Advisory Contracts would be in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the shareholders of the several Portfolios. The Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients; that shares of the Trust are generally available only to such clients; and that Hirtle Callaghan recommended continuation of the Manager Contracts. During the course of its deliberations with respect to the Advisory Contracts, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of funds similar to the respective Portfolio managed by other investment advisers (“peer group”). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Trust.

Continuation of the Hirtle Callaghan Contract.    In connection with its review of the nature and quality of the services provided by Hirtle Callaghan, the Board considered Hirtle Callaghan’s role in the selection and monitoring of the Specialist Managers, its commitment to the Trust, as evidenced by the expansion in the firm’s research and compliance areas, and its success in controlling the Trust’s costs and negotiating fee reductions with several of the

[1]	Manager Contracts reviewed by the Board during the period include portfolio management agreements between all of the Specialist Managers referenced in Note 3 except IronBridge and Franklin. Agreements with these Specialist Managers first became effective, following their approval by the Board and shareholders, in November 2004.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

Specialist Managers. The Board also considered the service of officers of Hirtle Callaghan as the Trust’s chief executive and chief financial officers, the investment performance of the Trust’s several portfolios relative to their respective benchmarks and the Trust’s function as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies for its clients. The Board concluded that the overall investment results achieved by the Portfolios reflect appropriate manager selection by Hirtle Callaghan, that the overall quality of the services provided by Hirtle Callaghan was consistent with the expectations of the Trust’s shareholders and that continuation of the Hirtle Callaghan Contract was merited. In reviewing the advisory fee payable under the Hirtle Callaghan Contract and concluding that such fee schedule is reasonable, the Board was informed with respect to the advisory fees incurred by the peer group, the structure of the firm’s standard fee schedule (including breakpoints applicable to the value of client assets invested in the Trust) and the firm’s overall revenues and financial position.

Continuation of the Manager Contracts.    In connection with its deliberations with respect to the continuation of the Manager Contracts, the Board had before it certain information to the effect that the Specialist Managers are responsible only for day-to-day investment decisions, do not participate in the administration or distribution of shares of the Portfolios and receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios. The Board reviewed such portfolio management services, referencing relative performance of the Specialist Managers, the experience of their investment personnel, adherence to stated investment methodologies and related factors. The Board also considered the performance of the respective Portfolios and Specialist Managers relative to their peer groups. In concluding that continuation of the respective Manager Contracts was appropriate, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its views with respect to (i) the success and future ability of the respective Portfolios to capture the desired asset class for that firm’s clients; and, in the case of multi-manager Portfolios, the contribution of each Specialist Manager to this endeavor. Based on the foregoing, the Board concluded that the performance of the Specialist Managers under the Manager Contracts was satisfactory and merited continuation of such contracts.

The Board also determined that the rate at which each of the respective Specialist Managers is compensated for its services is reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by the respective Specialist Managers in providing services under the respective Manager Contracts, the profitability of such managers and/or fees charged by such managers to other institutional clients. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the rate at which the Specialist Managers are compensated was arrived upon as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan, including several fulcrum fee arrangements, negotiated fee reductions and waivers and fee schedules that include breakpoints designed to recognize economies of scale in appropriate cases.

During the period, the Board also approved a new advisory agreement with Hirtle Callaghan. This agreement is substantially the same as the Hirtle Callaghan Contract, but would give Hirtle Callaghan investment discretion with respect to the Trust’s assets2. In doing so, the Board gave substantial weight to the manner in which Hirtle Callaghan has performed its duties under the Hirtle Callaghan Contract. The Board also considered a wide range of information of the type it had considered in connection with its earlier approval of the continuation of the Hirtle Callaghan Contract (see above) and the fact that the new agreement would provide the Trust with anticipated efficiencies and flexibility without increasing fees or expenses or changing the manner in which day to day portfolio management services for the Portfolios are provided. The agreement may not be implemented without shareholder approval; as of the date hereof no date for a meeting of shareholders has been determined.

[2]	See the description of the Hirtle Callaghan Contract in Note 3.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

Trustees and Officers of The Hirtle Callaghan Trust

Officers and Interested Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its executive officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 58	Chairman and President	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Callaghan has been a Principal of Hirtle Callaghan.	8	None

Jonathan J. Hirtle* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 52	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Hirtle has been a Principal of Hirtle Callaghan.	8	None

Robert J. Zion Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 43	Vice President & Treasurer	Indefinite; Since: 7/20/95	Mr. Zion is a Principal of Hirtle Callaghan, and has been employed by that firm for more than the last five years.	8	None

Patrick J. Keniston 100 Summer Street, 15th Floor Boston, MA 02110 Age: 41	Secretary	Indefinite; Since: 3/8/05	Counsel, Legal Services of BISYS Fund Services (since 2005); Attorney, Citigroup GTS Fund Services (2001-2005).	8	None

George Stevens 3435 Stelzer Rd. Columbus, OH 43219 Age: 54	Chief Compliance Officer	Indefinite; Since: 8/9/05	From September 1996 to present, employee of BISYS Fund Services	8	None

*	Messrs. Callaghan and Hirtle may each be deemed to be an “interested person,” as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under various federal securities laws.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2005 (unaudited)

Independent Trustees.    The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust and Age	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 57	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Goodman has been President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	8	None

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 66	Trustee	Indefinite Since: 07/01/04	Retired. For more than the last five years Mr. Magarick was a partner in the auditing firm of BDO Seidman, LLP.	8	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 62	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Kling has been associated with CRA Real Estate Securities, L.P., a registered investment adviser and indirect, wholly owned subsidiary of ING Group.	8	ING Clarion Real Estate Fund; Old Mutual Advisor Funds

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 59	Trustee	Indefinite; Since: 7/15/99	Since early 2000, Mr. Williams has been owner of Seaboard Advisors (consulting services).	8	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 66	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Wortham has been President of The Wortham Foundation; Prior to that, he was President of Video Rental of Pennsylvania, Inc. and its parent, Houston VMC, Inc.	8	None

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s directors and officers. To obtain a copy of the SAI, without charge, call (800) 242-9596.

THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

HARVEY G. MAGARICK

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* “Interested	Person” as that term is defined in the Investment Company Act of 1940.

Sponsor	Counsel
Hirtle Callaghan & Co., Inc.	Drinker Biddle & Reath LLP
Five Tower Bridge	One Logan Square—18th & Cherry Streets
300 Barr Harbor Drive, Suite 500	Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428

Administrator and Distributor	Independent Registered Public Accounting Firm
BISYS Fund Services	PricewaterhouseCoopers LLP
3435 Stelzer Road	100 East Broad Street
Columbus, Ohio 43219	Suite 2100
Columbus, Ohio 43215
Custodian
State Street Bank and Trust Company
Two World Financial Center
225 Liberty Street
New York, New York 10281

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/05

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)      (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the board effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

For the fiscal years ended June 30, 2005, and June 30, 2004, audit fees for the Trust totaled $123,000 and $123,850, respectively, including fees associated with the annual audit and filings of the Trust’s Form N-1A.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

For the fiscal years ended June 30, 2005, and June 30, 2004, audit-related fees for the Trust totaled $0 and $0, respectively.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

For the fiscal year ended June 30, 2005 tax fees for the Trust totaled $18,400, which included tax return preparation and review for the June 30, 2004 tax year and the 2004 calendar year. For the fiscal year ended June 30, 2004, tax fees for the Trust totaled $17,553, which included tax return preparation and review for the June 30, 2003 tax year and the 2003 calendar year.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

For the fiscal years ended June 30, 2005, and June 30, 2004, all other fees for the Trust totaled $0 and $0, respectively.

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Not applicable – the audit committee does not currently have such procedures.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable – the audit committee does not currently have such procedures.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2005 – 0%

2004 – 0%

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – the audit committee does not currently have such procedures.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(c)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Hirtle Callaghan Trust

By (Signature and Title)*	/s/Donald E. Callaghan, Principal Executive Officer

Date	9-1-05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Donald E. Callaghan, Principal Executive Officer

Date	9-1-05

By (Signature and Title)*	/s/Robert J. Zion, Principal Financial Officer

Date	9-1-05

*	Print the name and title of each signing officer under his or her signature.